UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 02753

Guggenheim Variable Funds Trust

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee
Guggenheim Variable Funds Trust
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e‑1 under the Investment Company Act of 1940 (17 CFR 270.30e‑1).  The Commission may use the information provided on Form N‑CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N‑CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N‑CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549‑0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

12.31.2014

Guggenheim Variable Funds Trust Annual Report

Series
Series A	(StylePlus—Large Core Series)
Series B	(Large Cap Value Series)
Series C	(Money Market Series)
Series D	(World Equity Income Series)
Series E	(Total Return Bond Series)
Series F	(Floating Rate Strategies Series)
Series J	(StylePlus—Mid Growth Series)
Series M	(Macro Opportunities Series)
Series N	(Managed Asset Allocation Series)
Series O	(All Cap Value Series)
Series P	(High Yield Series)
Series Q	(Small Cap Value Series)
Series V	(Mid Cap Value Series)
Series X	(StylePlus—Small Growth Series)
Series Y	(StylePlus—Large Growth Series)
Series Z	(Alpha Opportunity Series)

GVFT-ANN-2-1214x1215	guggenheiminvestments.com

This report and the ﬁnancial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC.

TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	5
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
SERIES A (STYLEPLUS—LARGE CORE SERIES)	9
SERIES B (LARGE CAP VALUE SERIES)	18
SERIES C (MONEY MARKET SERIES)	26
SERIES D (WORLD EQUITY INCOME SERIES)	32
SERIES E (TOTAL RETURN BOND SERIES)	41
SERIES F (FLOATING RATE STRATEGIES SERIES)	54
SERIES J (STYLEPLUS—MID GROWTH SERIES)	64
SERIES M (MACRO OPPORTUNITIES SERIES)	74
SERIES N (MANAGED ASSET ALLOCATION SERIES)	87
SERIES O (ALL CAP VALUE SERIES)	94
SERIES P (HIGH YIELD SERIES)	102
SERIES Q (SMALL CAP VALUE SERIES)	114
SERIES V (MID CAP VALUE SERIES)	122
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)	130
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)	140
SERIES Z (ALPHA OPPORTUNITY SERIES)	149
NOTES TO FINANCIAL STATEMENTS	155
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	180
OTHER INFORMATION	181
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	182
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	186

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2014

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management (the “Investment Advisers”) are pleased to present the annual shareholder report for 16 of our funds that are part of the Guggenheim Variable Funds Trust (the “Funds”). This report covers performance of the Funds for the annual period ended December 31, 2014.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim Partners, LLC and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Manager’s Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
January 31, 2015

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

The Series StylePlus Funds may not be suitable for all investors. Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. • Investments in small-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. • Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. • The Funds may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile than if it had not been leveraged. • The Funds’ investments in other investment vehicles subject the Funds to those risks and expenses affecting the investment vehicle. • The Funds may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

December 31, 2014

(investments in emerging markets securities are generally subject to an even greater level of risks). • The Funds may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • The Funds may invest in bank loans and asset-backed securities, including mortgage-backed, which involve special types of risks. • The Funds may invest in restricted securities which may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Funds are not guaranteed by the U.S. government. • Please read the prospectus for more detailed information regarding these and other risks.

The Series Value Funds may not be suitable for all investors. • An investment in the Funds will fluctuate and is subject to investment risks, which means investors could lose money. The intrinsic value of the underlying stocks may never be realized or the stocks may decline in value. Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. • Please read the prospectus for more detailed information regarding these and other risks.

The Series C (Money Market Series) may not be suitable for all investors. • An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. • It is possible to lose money by investing in the Fund. The principal risks of investing in the Fund are listed below. • The Fund could lose money if the issuer of a bond is unable to repay interest and principal on time or defaults. • The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond. • Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s securities and share price to decline. • Fixed income securities with longer durations are subject to more volatility than those with shorter durations. • Regulations of money market funds are evolving. • New regulations may affect negatively the Fund’s performance, yield and cost. • Please read the prospectus for more detailed information regarding these and other risks.

The Series D (World Equity Income Series) may not be suitable for all investors. • Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. •The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risks). Additionally, the Fund’s exposure to foreign currencies subjects the fund to the risk that those currencies will decline in value relative to the U.S. Dollar. • The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. •The Fund’s use of leverage, through instruments such as derivatives, may cause the fund to be more volatile than if it had not been leveraged. •The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. •The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole. • Please read the prospectus for more detailed information regarding these and other risks.

The Series E (Total Return Bond Series) may not be suitable for all investors. • The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. • Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. • The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. • The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. • The Fund’s investments in restricted securities may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government. • Please read the prospectus for more detailed information regarding these and other risks.

The Series F (Floating Rate Strategies Series) may not be suitable for all investors. • Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. • The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. • Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to the many of the same risks as investments in derivatives. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. • The Fund’s investments in restricted securities may involve financial and liquidity risk. • The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government. • Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

December 31, 2014

The Series M (Macro Opportunities Series) may not be suitable for all investors. • The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • The intrinsic value of the underlying stocks in which the Fund invests may never be realized or the stock may decline in value. • When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. • Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. • A highly liquid secondary market may not exist for the commodity-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. • The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. • The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. • The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. • The Fund’s investments in restricted securities may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government. • This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. • Please read the prospectus for more detailed information regarding these and other risks.

The Series N (Managed Asset Allocation Series) may not be suitable for all investors. • The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The Fund could lose money if the issuer of a bond or a counterparty to a derivatives transaction or other transaction is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including the risk that the Fund will be unable to sell, unwind or value the derivative because of an illiquid market, the risk that the derivative is not well correlated with underlying investments or the Fund’s other portfolio holdings, and the risk that the counterparty is unwilling or unable to meet its obligation. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. Furthermore, if the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs. The Investment Manager may not be able to cause certain of the underlying funds’ performance to match or correlate to that of the underlying funds’ respective underlying index or benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund’s investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund’s and, thus the Fund’s, performance to be less than you expect. • Please read the prospectus for more detailed information regarding these and other risks.

The Series P (High Yield Series) may not be suitable for all investors. • The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. •The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. • Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. • The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund’s investments in restricted securities may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government. • Please read the prospectus for more detailed information regarding these and other risks.

The Series Z (Alpha Opportunity Series) may not be suitable for all investors. • The Alpha Opportunity Fund is subject to a number of risks and is not suitable for all investors. • Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. There can be no guarantee the Fund will achieve it investment objective. •The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. • Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. •The more the fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. •In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. •In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. •The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. •See the prospectus for more information on these and additional risks.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2014

The U.S. economy continued to grow throughout the 12 months ended December 31, 2014, despite some seasonal volatility in September and October that caused spreads in leveraged credit to widen and upward momentum in U.S. stocks to deteriorate. By the end of October, the spread widening had reversed and equities regained their footing, with some key indices shooting to new highs. Markets similarly overcame a weather-related winter soft patch in the first quarter of 2014. The benchmark U.S. 10-year Treasury rate declined from 3.03% to 2.17% over the period, a positive stimulant to continued economic expansion.

U.S. growth appears to have decoupled from the rest of the world. The third quarter’s 5% U.S. gross domestic product (GDP) growth—the fastest pace in 11 years—signals that the U.S. economy is doing very well. Deeming growth sustainable, the U.S. Federal Reserve (the “Fed”) formally ended its quantitative easing (QE) program in October, and all eyes are now on economic data—primarily inflation and employment figures—that would prompt the Fed to raise rates in 2015. Slowing global growth has translated into expectations of weaker demand for oil in an already oversupplied market, which contributed to oil’s 49% decline in the second half of the year, with West Texas Intermediate ending the year at a five-year low of $53 a barrel.

The bright side to declining energy prices is that it leaves more money for consumers to spend on other goods. Data are already confirming this, as American consumer confidence reached new post-recession highs, and fourth quarter retail spending posted solid gains. Overall, this should be positive for consumer-related companies with primarily domestic operations.

The U.S. added 246,000 jobs per month on average in 2014. Employment levels are transitioning from the recovery phase to the expansion phase, which typically coincides with accelerating economic activity. The downward trend in labor force participation has begun to flatten and, as fewer people leave the workforce, the rapid decline in the nation’s unemployment rate could begin to slow. Until unemployment falls below the natural rate of unemployment, it’s unlikely that the U.S. economy will experience the kind of meaningful wage pressure that would spur action by the Fed. An improving labor market, subdued mortgage rates, and tight housing inventory all point to a rebound in the housing market.

The battle against deflation in Europe forced the European Central Bank (ECB) to announce its own form of QE via purchases of asset-backed securities (ABS) and covered bonds. The consensus appears to be that in its current form, the program is insufficient to avert a slowdown. The next step for the ECB may be to buy sovereign bonds, which the ECB will decide on in the coming months. The only notable positive for Europe over the past year has been the devaluation of the euro, which fell by 13% against the U.S. dollar between May and December. A weaker euro makes exports more competitive, but still will not be enough to boost inflation in the region.

While markets were already anxious over Europe’s struggles and the potential impact of a stronger dollar on U.S. company earnings, Japan relapsed into recession. This drove the Bank of Japan to announce it would expand its asset purchase program in 2015. China also faces slowing growth as financing costs remain high for smaller companies, forcing the People’s Bank of China (PBOC) to cut benchmark interest rates for the first time since July 2012.

From an investment standpoint, U.S. assets continue to look attractive. With global central banks easing or engaging in their form of QE, global yields remain anchored and are driving investors into U.S. markets. But we are wary of the potential for a setback in U.S. equities as certain factors, such as oil prices and currency fluctuations, drive markets to aggressively discount valuations for some sectors more than others.

For the year ended December 31, 2014, the Standard & Poor’s 500® (“S&P 500”) Index* returned 13.69%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -4.90%. The return of the MSCI Emerging Markets Index* was -2.19%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 5.97% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 2.45%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.04% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2014

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500® Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth value.

Russell 1000® Value Index measures the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2014 and ending December 31, 2014.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Series A (StylePlus—Large Core Series)	0.96%	6.29%	$1,000.00	$1,062.90	$4.99
Series B (Large Cap Value Series)	0.84%	1.22%	1,000.00	1,012.20	4.26
Series C (Money Market Series)	0.50%	(0.15%)	1,000.00	998.50	2.52
Series D (World Equity Income Series)	0.98%	(5.12%)	1,000.00	948.80	4.81
Series E (Total Return Bond Series)	0.81%	2.19%	1,000.00	1,021.90	4.13
Series F (Floating Rate Strategies Series)	1.16%	0.04%	1,000.00	1,000.40	5.85
Series J (StylePlus—Mid Growth Series)	0.98%	5.02%	1,000.00	1,050.20	5.06
Series M (Macro Opportunities Series)	1.42%	1.10%	1,000.00	1,011.00	7.20
Series N (Managed Asset Allocation Series)	0.93%	1.36%	1,000.00	1,013.60	4.72
Series O (All Cap Value Series)	0.90%	(0.11%)	1,000.00	998.90	4.53
Series P (High Yield Series)	1.13%	(3.23%)	1,000.00	967.70	5.60
Series Q (Small Cap Value Series)	1.17%	(4.95%)	1,000.00	950.50	5.75
Series V (Mid Cap Value Series)	0.95%	(5.61%)	1,000.00	943.90	4.65
Series X (StylePlus—Small Growth Series)	1.29%	4.03%	1,000.00	1,040.30	6.63
Series Y (StylePlus—Large Growth Series)	1.20%	6.79%	1,000.00	1,067.90	6.25
Series Z (Alpha Opportunity Series)	2.56%	3.37%	1,000.00	1,033.70	13.12

Table 2. Based on hypothetical 5% return (before expenses)
Series A (StylePlus—Large Core Series)	0.96%	5.00%	$1,000.00	$1,020.37	$4.89
Series B (Large Cap Value Series)	0.84%	5.00%	1,000.00	1,020.97	4.28
Series C (Money Market Series)	0.50%	5.00%	1,000.00	1,022.68	2.55
Series D (World Equity Income Series)	0.98%	5.00%	1,000.00	1,020.27	4.99
Series E (Total Return Bond Series)	0.81%	5.00%	1,000.00	1,021.12	4.13
Series F (Floating Rate Strategies Series)	1.16%	5.00%	1,000.00	1,019.36	5.90
Series J (StylePlus—Mid Growth Series)	0.98%	5.00%	1,000.00	1,020.27	4.99
Series M (Macro Opportunities Series)	1.42%	5.00%	1,000.00	1,018.05	7.22
Series N (Managed Asset Allocation Series)	0.93%	5.00%	1,000.00	1,020.52	4.74
Series O (All Cap Value Series)	0.90%	5.00%	1,000.00	1,020.67	4.58
Series P (High Yield Series)	1.13%	5.00%	1,000.00	1,019.51	5.75
Series Q (Small Cap Value Series)	1.17%	5.00%	1,000.00	1,019.31	5.96
Series V (Mid Cap Value Series)	0.95%	5.00%	1,000.00	1,020.42	4.84
Series X (StylePlus—Small Growth Series)	1.29%	5.00%	1,000.00	1,018.70	6.56
Series Y (StylePlus—Large Growth Series)	1.20%	5.00%	1,000.00	1,019.16	6.11
Series Z (Alpha Opportunity Series)	2.56%	5.00%	1,000.00	1,012.30	12.98

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]
Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2014 to December 31, 2014.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGER'S COMMENTARY (Unaudited)	December 31, 2014

To Our Shareholders:

The Series A (StylePlus—Large Core Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chairman of Investments and Chief Investment Officer; Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; and Scott Hammond, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2014.

For the year ended December 31, 2014, the Series A (StylePlus—Large Core Series) returned 15.48%, compared with the 13.69% return of its benchmark, the S&P 500 Index.

The Fund seeks to outperform the S&P 500 Index by combining actively managed and passive equity exposure, along with an actively managed fixed income portfolio. The passive equity position is maintained with swap agreements and futures contracts. The Fund’s fixed income component invests in a variety of fixed income sectors, including asset-backed securities (ABS), mortgage-backed securities (MBS), high yield corporate bonds and bank loans.

The allocation between active and passive equity is tactically managed based on the environment for stock-picking opportunities. When stock selection opportunities are less attractive, the Fund invests in derivatives based on the target index, backed by a diversified portfolio of fixed income instruments. In this way, the Fund believes it will deliver the target index return plus an alpha component commensurate with the yield achieved on the active fixed income portfolio.

For the period, the Fund maintained an average allocation of a little more than 20% to the actively managed equity allocation and slightly less than 80% to the passive equity position. The actively managed equity sleeve was scaled down from 25% to 20% mid-year, as U.S. equity and credit markets became more volatile beginning in the third quarter. While the sell-off was initially sparked by market unease over the Fed winding down its purchases of U.S. Treasuries and mortgage-backed securities, it continued through the fourth quarter as markets grew anxious over the weakening global outlook. The actively managed sleeve was maintained at about 20% for the rest of the period.

The Fund’s active equity and active fixed income exposures both contributed to performance for the period. The passive equity position was neutral to performance, and the swap agreements contributed to performance.

The actively managed equity portfolio was underweight the more expensive smaller and momentum names (based on various measures, such as price-to-earnings), and overweight the less expensive and larger holdings. Sectors that contributed most to performance for the year were Consumer Staples and Industrials. Sectors that detracted most from performance for the year were Financials and Utilities.

Uncorrelated with the Fund’s active equity component, the fixed-income component was largely invested in ABS and MBS. These positions constituted the majority of the fixed income sleeve’s total return.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

SERIES A (STYLEPLUS—LARGE CORE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification
(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Portfolio Composition by Quality Rating**
Rating
Fixed Income Instruments
AAA	6.3%
AA	3.0%
A	4.7%
BBB	5.3%
BB	0.5%
B	2.3%
CCC	0.4%
Other Instruments
Mutual Funds	53.5%
Common Stocks	21.0%
Short Term Investments	3.0%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Date: May 1, 1979

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	23.2%
Guggenheim Strategy Fund I	17.4%
Guggenheim Strategy Fund II	7.5%
Guggenheim Strategy Fund III	5.0%
HSI Asset Securitization Corporation Trust — Class 2A3	1.0%
Duane Street CLO IV Ltd. — Class A1T	0.9%
Apple, Inc.	0.8%
Resource Capital Corporation CRE Notes 2013 Ltd. — Class B	0.8%
Boca Hotel Portfolio Trust — Class D	0.8%
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series — Class A2D	0.8%
Top Ten Total	58.2%

“Ten Largest Holdings” exclude any temporary cash or derivative instruments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*
Periods Ended December 31, 2014†

	1 Year	5 Year	10 Year
Series A (StylePlus— Large Core Series)	15.48%	13.45%	5.52%
S&P 500 Index	13.69%	15.45%	7.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

**
Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	December 31, 2014
SERIES A (STYLEPLUS—LARGE CORE SERIES)

	Shares	Value

COMMON STOCKS† - 20.9%

CONSUMER, NON-CYCLICAL - 7.3%
Johnson & Johnson	12,643	$1,322,078
Pfizer, Inc.	34,965	1,089,160
Merck & Company, Inc.	16,891	959,240
Gilead Sciences, Inc.*	9,100	857,766
Philip Morris International, Inc.	10,385	845,858
UnitedHealth Group, Inc.	7,822	790,727
Coca-Cola Co.	17,673	746,154
Express Scripts Holding Co.*	8,625	730,279
Medtronic, Inc.	9,607	693,625
Archer-Daniels-Midland Co.	12,949	673,348
PepsiCo, Inc.	7,109	672,227
Mondelez International, Inc. — Class A	18,008	654,140
Procter & Gamble Co.	6,900	628,521
Kimberly-Clark Corp.	5,406	624,609
Baxter International, Inc.	8,445	618,934
Cardinal Health, Inc.	7,534	608,220
Aetna, Inc.	6,715	596,493
Kroger Co.	9,249	593,878
Cigna Corp.	5,641	580,515
Kellogg Co.	8,198	536,477
Kraft Foods Group, Inc.	7,307	457,857
General Mills, Inc.	8,126	433,360
Eli Lilly & Co.	4,517	311,628
Anthem, Inc.	2,299	288,915
Altria Group, Inc.	4,496	221,518
Stryker Corp.	2,152	202,998
Amgen, Inc.	1,238	197,201
Abbott Laboratories	4,126	185,753
Actavis plc*	626	161,139
Becton Dickinson and Co.	1,092	151,963
Total Consumer, Non-cyclical		17,434,581

INDUSTRIAL - 4.1%
General Electric Co.	31,079	785,366
United Technologies Corp.	6,731	774,065
Boeing Co.	5,817	756,095
Lockheed Martin Corp.	3,534	680,542
Caterpillar, Inc.	7,241	662,769
Emerson Electric Co.	10,229	631,436
FedEx Corp.	3,623	629,170
Norfolk Southern Corp.	5,655	619,844
General Dynamics Corp.	4,481	616,675
Corning, Inc.	26,172	600,124
Waste Management, Inc.	11,615	596,082
Raytheon Co.	5,491	593,961
Northrop Grumman Corp.	3,990	588,086
Cummins, Inc.	4,018	579,275
Honeywell International, Inc.	4,254	425,060
CSX Corp.	6,856	248,393
Total Industrial		9,786,943

TECHNOLOGY - 3.6%
Apple, Inc.	17,419	1,922,709
Microsoft Corp.	25,863	1,201,336
International Business Machines Corp.	5,828	935,044
Intel Corp.	25,469	924,269
Hewlett-Packard Co.	18,758	752,759
EMC Corp.	21,823	649,016
Western Digital Corp.	5,307	587,485
Micron Technology, Inc.*	16,355	572,589
Oracle Corp.	11,082	498,358
QUALCOMM, Inc.	4,097	304,530
Texas Instruments, Inc.	3,034	162,213
Total Technology		8,510,308

FINANCIAL - 1.8%
MetLife, Inc.	12,246	662,387
Prudential Financial, Inc.	6,979	631,320
American International Group, Inc.	10,548	590,794
Allstate Corp.	6,793	477,208
Wells Fargo & Co.	7,664	420,140
JPMorgan Chase & Co.	6,280	393,002
Aflac, Inc.	5,331	325,671
Berkshire Hathaway, Inc. — Class B*	1,568	235,435
Bank of America Corp.	11,675	208,866
Charles Schwab Corp.	5,206	157,169
Travelers Companies, Inc.	1,472	155,811
State Street Corp.	1,955	153,468
Total Financial		4,411,271

ENERGY - 1.8%
Exxon Mobil Corp.	9,858	911,372
Chevron Corp.	8,019	899,571
ConocoPhillips	11,188	772,643
Valero Energy Corp.	11,901	589,100
Occidental Petroleum Corp.	5,244	422,719
Anadarko Petroleum Corp.	5,014	413,655
Kinder Morgan, Inc.	4,069	172,159
Halliburton Co.	3,841	151,067
Total Energy		4,332,286

COMMUNICATIONS - 1.2%
Cisco Systems, Inc.	33,729	938,172
Verizon Communications, Inc.	9,965	466,163
Viacom, Inc. — Class B	5,909	444,653
Comcast Corp. — Class A	6,142	356,297
Google, Inc. — Class C*	657	345,845
Time Warner, Inc.	2,639	225,423
Total Communications		2,776,553

CONSUMER, CYCLICAL - 1.1%
Wal-Mart Stores, Inc.	9,636	827,540
Walgreens Boots Alliance, Inc.	8,292	631,850
CVS Health Corp.	6,501	626,111
Southwest Airlines Co.	6,832	289,130

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
SERIES A (STYLEPLUS—LARGE CORE SERIES)

	Shares	Value

Delta Air Lines, Inc.	5,629	$276,891
Total Consumer, Cyclical		2,651,522

Total Common Stocks
(Cost $44,541,253)		49,903,464

MUTUAL FUNDS†,1 - 53.2%
Guggenheim Variable Insurance Strategy Fund III	2,234,897	55,514,847
Guggenheim Strategy Fund I	1,672,774	41,551,695
Guggenheim Strategy Fund II	726,187	18,045,743
Guggenheim Strategy Fund III	483,567	12,011,805
Total Mutual Funds
(Cost $127,673,685)		127,124,090

SHORT TERM INVESTMENTS† - 2.9%
Dreyfus Treasury Prime Cash Management Fund	7,065,861	7,065,861
Total Short Term Investments
(Cost $7,065,861)		7,065,861

	Face Amount

ASSET-BACKED SECURITIES†† - 17.4%
Duane Street CLO IV Ltd.
2007-4A, 0.46% due 11/14/212,3	$2,199,736	2,181,037
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W3, 0.51% due 11/25/352	1,893,179	1,818,696
Goldman Sachs Asset Management CLO plc
2007-1A, 2.98% due 08/01/222,3	1,800,000	1,787,760
Brentwood CLO Corp.
2006-1A, 0.50% due 02/01/222,3	1,241,197	1,222,455
2006-1A, 1.05% due 02/01/222,3	600,000	541,620
Garrison Funding 2013-2 Ltd.
2013-2A, 2.03% due 09/25/232,3	1,770,000	1,763,805
Salus CLO 2012-1 Ltd.
2013-1AN, 2.48% due 03/05/212,3	1,700,000	1,695,240
ALM VII R-2 Ltd.
2013-7R2A, 2.83% due 04/24/242,3	1,700,000	1,636,930
JP Morgan Mortgage Acquisition Trust
2007-CH3, 0.32% due 03/25/372	1,602,083	1,579,681
Cerberus Onshore II CLO LLC
2014-1A, 2.93% due 10/15/232,3	1,350,000	1,329,885
2014-1A, 2.23% due 10/15/232,3	250,000	249,450
Central Park CLO Ltd.
2011-1A, 3.43% due 07/23/222,3	1,580,000	1,560,092
Cornerstone CLO Ltd.
2007-1A, 0.45% due 07/15/212,3	1,557,913	1,544,204
KKR Financial CLO 2007-1 Ltd.
2007-1A, 2.48% due 05/15/212,3	1,400,000	1,387,680
Black Diamond CLO 2005-1 Delaware Corp.
2005-1A, 2.15% due 06/20/172,3	1,350,000	1,310,715
GreenPoint Mortgage Funding Trust
2005-HE4, 0.87% due 07/25/302	1,344,649	1,268,462
Symphony CLO VII Ltd.
2011-7A, 3.43% due 07/28/212,3	1,250,000	1,248,250
GSC Group CDO Fund VIII Ltd.
2007-8A, 0.61% due 04/17/212,3	1,250,000	1,226,750
Aegis Asset Backed Securities Trust
2005-3, 0.64% due 08/25/352	1,205,222	1,188,264
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust
2006-3, 0.32% due 01/25/372	1,234,227	1,181,730
N-Star REL CDO VIII Ltd.
2006-8A, 0.46% due 02/01/412,3	1,171,724	1,128,371
Race Point V CLO Ltd.
2014-5AR, 3.09% due 12/15/222,3	1,050,000	1,045,695
Foothill CLO Ltd.
2007-1A, 0.48% due 02/22/212,3	1,005,499	997,556
Popular ABS Mortgage Pass-Through Trust
2005-A, 0.60% due 06/25/352	1,005,922	968,852
OFSI Fund V Ltd.
2013-5A, 3.43% due 04/17/252,3	1,000,000	965,200
Northwoods Capital VII Ltd.
2006-7A, 1.78% due 10/22/212,3	960,000	949,632
Black Diamond CLO 2006-1 Luxembourg S.A.
2007-1A, 0.62% due 04/29/192,3	1,000,000	940,700
Golub Capital Partners CLO 18 Ltd.
2014-18A, 2.73% due 04/25/262,3	880,000	877,800
H2 Asset Funding Ltd.
2.06% due 03/19/37	850,000	851,785
Symphony CLO IX, LP
2012-9A, 2.73% due 04/16/222,3	800,000	799,040
Hewett’s Island CDO Ltd.
2007-6A, 2.49% due 06/09/192,3	750,000	744,900
Soundview Home Loan Trust
2003-1, 2.42% due 08/25/312	545,296	540,661
Tricadia CDO 2006-6 Ltd.
2006-6A, 0.78% due 11/05/412,3	522,320	518,977
Race Point IV CLO Ltd.
2007-4A, 0.98% due 08/01/212,3	500,000	485,700
Halcyon Loan Advisors Funding 2012-1 Ltd.
2012-1A, 3.23% due 08/15/232,3	500,000	485,550
NewStar Commercial Loan Trust
2007-1A, 1.53% due 09/30/222,3	500,000	474,500
DIVCORE CLO Ltd.
2013-1A B, 4.06% due 11/15/32	400,000	400,120
West Coast Funding Ltd.
2006-1A, 0.39% due 11/02/412,3	308,544	304,255
Global Leveraged Capital Credit Opportunity Fund
2006-1A, 0.53% due 12/20/182,3	279,136	278,773

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
SERIES A (STYLEPLUS—LARGE CORE SERIES)

	Face Amount	Value

Golub Capital Partners Fundings Ltd.
2007-1A, 0.49% due 03/15/222,3	$160,758	$159,826
Total Asset-Backed Securities
(Cost $41,130,999)		41,640,599

MORTGAGE-BACKED SECURITIES†† - 5.0%
HSI Asset Securitization Corporation Trust
2007-WF1, 0.34% due 05/25/372	2,539,781	2,456,360
Resource Capital Corporation CRE Notes 2013 Ltd.
2013-CRE1, 3.01% due 12/15/282,3	1,900,000	1,908,568
Boca Hotel Portfolio Trust
2013-BOCA, 3.21% due 08/15/262,3	1,900,000	1,898,848
Hilton USA Trust
2013-HLF, 2.92% due 11/05/302,3	1,675,291	1,675,378
SRERS Funding Ltd.
2011-RS, 0.41% due 05/09/462,3	1,377,704	1,312,263
Bank of America Merrill Lynch Commercial Mortgage, Inc.
2005-6, 6.13% due 09/10/472,3	1,053,600	1,069,402
HarborView Mortgage Loan Trust
2006-12, 0.35% due 01/19/382	1,231,062	1,043,008
Wachovia Bank Commercial Mortgage Trust Series
2007-WHL8, 0.24% due 06/15/202,3	534,289	533,050
Total Mortgage-Backed Securities
(Cost $11,695,432)		11,896,877

Total Investments - 99.4%
(Cost $232,107,230)		$237,630,891
Other Assets & Liabilities, net - 0.6%		1,444,541
Total Net Assets - 100.0%		$239,075,432

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2015 S&P 500 Index Equity Mini Futures Contracts (Aggregate Value of Contracts $1,026,000)	10	$(8,532)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Bank of America January 2015 S&P 500 Index Swap, Terminating 01/02/154 (Notional Value $185,488,360)	90,091	$654,255

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Affiliated issuer — See Note 10.
2	Variable rate security. Rate indicated is rate effective at December 31, 2014.
3
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $40,239,857 (cost $39,916,768), or 16.8% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

4	Total Return based on S&P 500 Index +/- financing at a variable rate.
plc — Public Limited Company

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES A (STYLEPLUS—LARGE CORE SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments in unaffiliated issuers, at value (cost $104,433,545)	$110,506,801
Investments in affiliated issuers, at value (cost $127,673,685)	127,124,090
Total investments (cost $232,107,230)	237,630,891
Unrealized appreciation on swap agreements	654,255
Segregated cash with broker	46,000
Prepaid expenses	10,180
Receivables:
Securities sold	734,748
Dividends	263,130
Fund shares sold	237,028
Interest	116,054
Foreign taxes reclaim	575
Total assets	239,692,861

Liabilities:
Overdraft due to custodian bank	12,331
Payable for:
Securities purchased	201,938
Fund shares redeemed	173,211
Management fees	152,220
Fund accounting/administration fees	19,288
Variation margin	12,350
Transfer agent/maintenance fees	3,453
Trustees’ fees*	717
Miscellaneous	41,921
Total liabilities	617,429
Net assets	$239,075,432

Net assets consist of:
Paid in capital	$236,181,406
Undistributed net investment income	3,137,523
Accumulated net realized loss on investments	(6,412,881)
Net unrealized appreciation on investments	6,169,384
Net assets	$239,075,432
Capital shares outstanding	6,370,923
Net asset value per share	$37.53

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Interest	$2,445,520
Dividends from securities of affiliated issuers	1,503,227
Dividends from securities of unaffiliated issuers	1,238,985
Total investment income	5,187,732

Expenses:
Management fees	1,746,485
Transfer agent/maintenance fees	25,005
Fund accounting/administration fees	221,225
Trustees’ fees*	22,810
Line of credit fees	21,200
Custodian fees	10,156
Tax expense	7
Miscellaneous	205,611
Total expenses	2,252,499
Less:
Expenses waived by Adviser	(46,924)
Net expenses	2,205,575
Net investment income	2,982,157

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	7,750,273
Investments in affiliated issuers	(149,822)
Swap agreements	21,219,870
Futures contracts	236,171
Net realized gain	29,056,492
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,205,517
Investments in affiliated issuers	(353,199)
Swap agreements	654,255
Futures contracts	(8,532)
Net change in unrealized appreciation (depreciation)	1,498,041
Net realized and unrealized gain	30,554,533
Net increase in net assets resulting from operations	$33,536,690

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SERIES A (STYLEPLUS—LARGE CORE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,982,157	$1,223,101
Net realized gain on investments	29,056,492	69,445,264
Net change in unrealized appreciation (depreciation) on investments	1,498,041	(15,861,052)
Net increase in net assets resulting from operations	33,536,690	54,807,313

Capital share transactions:
Proceeds from sale of shares	15,968,926	13,501,310
Cost of shares redeemed	(41,624,282)	(35,729,632)
Net decrease from capital share transactions	(25,655,356)	(22,228,322)
Net increase in net assets	7,881,334	32,578,991

Net assets:
Beginning of year	231,194,098	198,615,107
End of year	$239,075,432	$231,194,098
Undistributed net investment income at end of year	$3,137,523	$1,196,673

Capital share activity:
Shares sold	467,403	476,713
Shares redeemed	(1,210,200)	(1,236,898)
Net decrease in shares	(742,797)	(760,185)

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES A (STYLEPLUS—LARGE CORE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$32.50	$25.22	$22.31	$23.24	$19.97
Income (loss) from investment operations:
Net investment income (loss)[a]	.44	.16	.23	.13	.18
Net gain (loss) on investments (realized and unrealized)	4.59	7.12	2.68	(1.06)	3.09
Total from investment operations	5.03	7.28	2.91	(.93)	3.27
Net asset value, end of period	$37.53	$32.50	$25.22	$22.31	$23.24

Total Return[b]	15.48%	28.87%	13.04%	(4.00%)	16.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$239,075	$231,194	$198,615	$206,995	$243,820
Ratios to average net assets:
Net investment income (loss)	1.28%	0.56%	0.92%	0.57%	0.89%
Total expenses[d]	0.97%	0.96%	0.94%	0.90%	0.92%
Net expenses[c,d]	0.95%	0.96%	0.94%	0.90%	0.92%
Portfolio turnover rate	88%	267%	103%	87%	111%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

MANAGER'S COMMENTARY (Unaudited)	December 31, 2014

To Our Shareholders:

The Series B (Large Cap Value Series) is managed by a team of seasoned professionals led by Mark A. Mitchell, CFA, Portfolio Manager. In the following paragraphs, he discusses performance of the Fund for the fiscal year ended December 31, 2014.

For the fiscal year ended December 31, 2014, the Series B (Large Cap Value Series) returned 9.47%, compared with the Russell 1000® Value Index, which returned 13.45%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can either improve returns, or maintain existing high levels of profitability or benefit from change that occurs in the industries in which they operate.

In today’s rapid-fire environment marked by very sharp, quick but constrained volatility, our long term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides and when fundamentals once again become a more dominant factor in the market.

Performance Review

The largest contributors to the Fund’s performance for the period were stock selection within the Health Care, Industrials and Utilities sectors.

Health Care proved somewhat defensive in the period as global growth concerns impacted industries with higher non-U.S. exposure. We believe many health care names are fairly valued and thus maintain the Fund’s underweight position—which offset the benefit from stock selection for the period. Teva Pharmaceuticals was a big contributor to the sector’s performance, based on success of its drugs for multiple sclerosis.

CVS Health, which is part of the Consumer Staples sector, was one of the top individual contributors for the year and a large position in the portfolio—the company has been reporting solid earnings and continues to benefit from its acquisition of pharmacy benefit manager PBM. In addition, store chains like CVS saw less drop-off in traffic compared with more traditional retailers in the discretionary space.

While the Fund’s stock selection within the Industrials sector helped performance, it was offset by an overweight in the sector. This is a large and eclectic sector in which we have diverse holdings. We believe the portfolio is well positioned to benefit from the growing cap-ex and construction environment tied to infrastructure renewal and reindustrialization in the U.S.

Utilities benefited from stock selection from the Fund’s main holding in the sector, Edison International, which was the largest individual contributor to performance for the year. The sector is one the largest underweights relative to the index, as we do not view Utilities as attractive from either a fundamental or valuation standpoint. Edison was up partly due to a settlement in which it will recoup some expenses related to a nuclear plant shutdown, but we like the holding due to its diversity of business.

The Energy sector provided the only negative return in the benchmark and the Fund amid a general commodities selloff and falling crude oil prices. Both its performance and the Fund’s overweight to the sector detracted from performance for the year. Our belief is that longer-term energy prices will be higher than current levels as the cost to pull oil out of the ground isn’t declining and the demand trends ultimately are positive.

Poor stock selection in Information Technology was another detractor from return for the Fund. Our overall sector position weight is in-line with the benchmark, but we own more stable, services-related companies and non-personal computer related hardware providers. The Fund also does not own large benchmark companies that were up significantly for the year, Apple and Intel. Both are good companies, but we view their future prospects as already fully valued in the current share price.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGER'S COMMENTARY (Unaudited)(concluded)	December 31, 2014

Financials was a modest detractor for the year, but included one of the leading individual detractors, Ocwen Financial Corp. The company has been under pressure due to inquiries about its mortgage servicing practices in California and New York.

Fund performance was also impacted slightly by poor stock selection in Materials. Underperformance in this sector was driven mostly by Coeur Mining, Inc., which is not in the index and fell as part of a wider commodities selloff over the past year. Coeur was the largest single stock detractor for the year.

Portfolio Positioning

The largest relative sector exposures for the year were an underweight in Health Care and overweights in Energy and Consumer Staples. Only the Consumer Staples positioning benefited Fund performance for the year.

The Health Care sector underweight was predominantly driven by our view that the large pharmaceutical companies look fairly valued, thus are less attractive than companies in other sectors.

The overweights in both Energy and Consumer Staples were driven by our bottom-up fundamental research having identified several companies with favorable risk-return profiles.

Portfolio and Market Outlook

Despite a firming economy, investors were very cautious over the period, as safe-haven areas such as Utilities, REITs, Health Care and Consumer Staples continued to lead. As the world continues to look towards the U.S. economy to be the engine for growth, and as foreign investors continue to fear the safety of their own currencies and economies, interest in U.S. assets should continue to be robust. The continued decline in U.S. government bond yields should continue to make equities an attractive alternative for incremental investment dollars.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities and, as such, are constructive on the outlook.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

SERIES B (LARGE CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification
(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Cumulative Fund Performance*,†

Inception Date: May 1, 1979

Ten Largest Holdings (% of Total Net Assets)
Wells Fargo & Co.	4.0%
American International Group, Inc.	3.4%
Citigroup, Inc.	2.9%
JPMorgan Chase & Co.	2.9%
Wal-Mart Stores, Inc.	2.6%
Teva Pharmaceutical Industries Ltd. ADR	2.5%
Chevron Corp.	2.5%
Cisco Systems, Inc.	2.4%
Dow Chemical Co.	2.3%
Republic Services, Inc. — Class A	2.2%
Top Ten Total	27.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended December 31, 2014†

	1 Year	5 Year	10 Year
Series B (Large Cap Value Series)	9.47%	13.27%	7.78%
Russell 1000 Value Index	13.45%	15.42%	7.30%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
SERIES B (LARGE CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 97.6%

FINANCIAL – 28.9%
Wells Fargo & Co.	202,295	$11,089,812
American International Group, Inc.	166,669	9,335,131
Citigroup, Inc.	149,070	8,066,178
JPMorgan Chase & Co.	127,030	7,949,537
Bank of New York Mellon Corp.	151,090	6,129,721
Reinsurance Group of America, Inc. — Class A	55,640	4,875,177
Allstate Corp.	59,020	4,146,155
Zions Bancorporation	132,691	3,783,020
CME Group, Inc. — Class A	34,190	3,030,944
Bank of America Corp.	156,590	2,801,395
BB&T Corp.	71,800	2,792,302
NASDAQ OMX Group, Inc.	57,515	2,758,419
Unum Group	78,872	2,751,055
Legg Mason, Inc.	51,540	2,750,690
Navient Corp.	85,340	1,844,197
Capital One Financial Corp.	16,750	1,382,713
Synchrony Financial*	46,410	1,380,698
Simon Property Group, Inc.	7,430	1,353,077
Equity Residential	18,710	1,344,126
Total Financial		79,564,347

CONSUMER, NON-CYCLICAL - 19.9%
Teva Pharmaceutical Industries Ltd. ADR	119,400	6,866,694
Johnson & Johnson	58,430	6,110,025
Mondelez International, Inc. — Class A	119,120	4,327,034
DeVry Education Group, Inc.	86,350	4,099,035
UnitedHealth Group, Inc.	36,710	3,711,014
Pfizer, Inc.	109,640	3,415,286
Kellogg Co.	52,000	3,402,880
Quanta Services, Inc.*	108,170	3,070,946
MasterCard, Inc. — Class A	32,070	2,763,151
Archer-Daniels-Midland Co.	52,560	2,733,120
Zimmer Holdings, Inc.	24,050	2,727,751
Philip Morris International, Inc.	33,460	2,725,317
Medtronic, Inc.	36,750	2,653,350
Kraft Foods Group, Inc.	34,863	2,184,516
Tenet Healthcare Corp.*	40,070	2,030,347
ADT Corp.	37,608	1,362,538
Patterson Companies, Inc.	9,774	470,129
Total Consumer, Non-cyclical		54,653,133

INDUSTRIAL - 12.0%
Republic Services, Inc. — Class A	153,560	6,180,790
Parker-Hannifin Corp.	42,810	5,520,349
United Technologies Corp.	45,940	5,283,100
FLIR Systems, Inc.	124,690	4,028,734
Covanta Holding Corp.	165,770	3,648,598
TE Connectivity Ltd.	45,381	2,870,348
Rock-Tenn Co. — Class A	44,822	2,733,246
Huntington Ingalls Industries, Inc.	13,000	1,461,980
General Electric Co.	55,170	1,394,146
Total Industrial		33,121,291

CONSUMER, CYCLICAL - 10.2%
Wal-Mart Stores, Inc.	84,300	7,239,683
CVS Health Corp.	57,160	5,505,079
PulteGroup, Inc.	164,810	3,536,823
WESCO International, Inc.*	44,450	3,387,535
Oshkosh Corp.	58,660	2,853,809
Lear Corp.	28,670	2,811,954
Kohl’s Corp.	45,470	2,775,489
Total Consumer, Cyclical		28,110,372

ENERGY - 6.8%
Chevron Corp.	61,000	6,842,979
Exxon Mobil Corp.	36,780	3,400,311
Whiting Petroleum Corp.*	58,270	1,922,910
Patterson-UTI Energy, Inc.	107,040	1,775,794
Superior Energy Services, Inc.	71,970	1,450,196
Marathon Oil Corp.	49,110	1,389,322
Apache Corp.	21,954	1,375,857
Oasis Petroleum, Inc.*	32,580	538,873
Total Energy		18,696,242

COMMUNICATIONS - 5.8%
Cisco Systems, Inc.	233,880	6,505,373
Time Warner, Inc.	48,553	4,147,397
AT&T, Inc.	91,570	3,075,836
DigitalGlobe, Inc.*	70,975	2,198,096
Total Communications		15,926,702

TECHNOLOGY - 5.5%
Computer Sciences Corp.	86,230	5,436,801
QUALCOMM, Inc.	56,320	4,186,266
Microsoft Corp.	57,860	2,687,597
NetApp, Inc.	64,760	2,684,302
Total Technology		14,994,966

UTILITIES - 4.4%
Edison International	85,420	5,593,302
UGI Corp.	99,510	3,779,389
AGL Resources, Inc.	50,580	2,757,116
Total Utilities		12,129,807

BASIC MATERIALS - 4.1%
Dow Chemical Co.	136,770	6,238,080
Cameco Corp.	315,790	5,182,114
Total Basic Materials		11,420,194

Total Common Stocks
(Cost $213,424,262)		268,617,054

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
SERIES B (LARGE CAP VALUE SERIES)

	Shares	Value

WARRANTS† - 0.3%
American International Group, Inc.
$45.00, 01/19/21	36,910	$908,724
Total Warrants
(Cost $694,721)		908,724

SHORT TERM INVESTMENTS† - 1.6%
Dreyfus Treasury Prime Cash Management Fund	4,327,308	4,327,308
Total Short Term Investments
(Cost $4,327,308)		4,327,308

Total Investments - 99.5%
(Cost $218,446,291)		$273,853,086
Other Assets & Liabilities, net - 0.5%		1,347,010
Total Net Assets - 100.0%		$275,200,096

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
ADR — American Depositary Receipt

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES B (LARGE CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $218,446,291)	$273,853,086
Prepaid expenses	9,422
Cash	3,559
Receivables:
Securities sold	4,177,778
Dividends	463,032
Foreign taxes reclaim	11,657
Fund shares sold	7,334
Total assets	278,525,868

Liabilities:
Payable for:
Securities purchased	2,967,010
Fund shares redeemed	155,629
Management fees	151,803
Fund accounting/administration fees	22,186
Trustees’ fees*	4,903
Transfer agent/maintenance fees	3,910
Miscellaneous	20,331
Total liabilities	3,325,772
Net assets	$275,200,096

Net assets consist of:
Paid in capital	$203,467,960
Undistributed net investment income	2,928,952
Accumulated net realized gain on investments	13,396,389
Net unrealized appreciation on investments	55,406,795
Net assets	$275,200,096
Capital shares outstanding	6,646,827
Net asset value per share	$41.40

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $18,563)	$5,239,124
Interest	11
Total investment income	5,239,135

Expenses:
Management fees	1,820,432
Transfer agent/maintenance fees	25,005
Fund accounting/administration fees	266,059
Trustees’ fees*	33,241
Line of credit fees	4,461
Custodian fees	3,606
Tax expense	709
Miscellaneous	162,095
Total expenses	2,315,608
Net investment income	2,923,527

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	49,560,301
Net realized gain	49,560,301
Net change in unrealized appreciation (depreciation) on:
Investments	(27,214,240)
Net change in unrealized appreciation (depreciation)	(27,214,240)
Net realized and unrealized gain	22,346,061
Net increase in net assets resulting from operations	$25,269,588

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SERIES B (LARGE CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,923,527	$2,829,968
Net realized gain on investments	49,560,301	31,731,371
Net change in unrealized appreciation (depreciation) on investments	(27,214,240)	39,490,698
Net increase in net assets resulting from operations	25,269,588	74,052,037

Capital share transactions:
Proceeds from sale of shares	11,339,234	21,372,678
Cost of shares redeemed	(44,935,737)	(58,004,399)
Net decrease from capital share transactions	(33,596,503)	(36,631,721)
Net increase (decrease) in net assets	(8,326,915)	37,420,316

Net assets:
Beginning of year	283,527,011	246,106,695
End of year	$275,200,096	$283,527,011
Undistributed net investment income at end of year	$2,928,952	$2,829,968

Capital share activity:
Shares sold	285,616	651,050
Shares redeemed	(1,135,601)	(1,740,993)
Net decrease in shares	(849,985)	(1,089,943)

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES B (LARGE CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$37.82	$28.66	$24.79	$25.79	$22.20
Income (loss) from investment operations:
Net investment income (loss)[a]	.41	.35	.35	.26	.19
Net gain (loss) on investments (realized and unrealized)	3.17	8.81	3.52	(1.26)	3.40
Total from investment operations	3.58	9.16	3.87	(1.00)	3.59
Net asset value, end of period	$41.40	$37.82	$28.66	$24.79	$25.79

Total Return[b]	9.47%	31.96%	15.61%	(3.88%)	16.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$275,200	$283,527	$246,107	$249,451	$298,181
Ratios to average net assets:
Net investment income (loss)	1.04%	1.05%	1.28%	1.00%	0.81%
Total expenses	0.83%	0.83%	0.83%	0.80%	0.80%
Portfolio turnover rate	47%	26%	17%	19%	17%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

MANAGER'S COMMENTARY (Unaudited)	December 31, 2014

To Our Shareholders:

The Series C (Money Market Series) is managed by a team of seasoned professionals at Guggenheim Investments. In the following paragraphs, the team discusses performance of the Series C for the fiscal year ended December 31, 2014.

For the fiscal year ended December 31, 2014, the Series C (Money Market Series) returned -0.38%.

Interest rates defied expectations and continued to decline throughout the year. Short-term government agency and repurchase agreement rates were range-bound through the third quarter 2014. Short-term rates rose only slightly during the fourth quarter. Short-term rates were “anchored” by the Federal Reserve’s (the Fed) monetary policy. The Fed’s chair, Janet Yellen, maintained that the central bank would keep short-term rates low, until unemployment fell below 6.5%. The Federal Reserve controls the fed funds rate. This rate, which guides other short-term rates, has been set close to zero since 2008.

A government money market fund, subject to stricter money market regulations, presents lower yields, yet may afford greater safety and liquidity.

The Series primarily holds commercial paper, which affords, in the current environment, slightly higher yields (10 to 15 basis points) above short-term Treasuries and Agencies. Since some commercial paper issuers were able to finance their needs elsewhere, many companies were out of that market resulting in less availability. The increase in demand prompted lower than usual commercial paper interest rates throughout the year.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

SERIES C (MONEY MARKET SERIES)

OBJECTIVE: Seeks as high a level of current income as is consistent with preservation of capital by investing in money market securities with varying maturities.

Holdings Diversification
(Market Exposure as % of Net Assets)

Inception Date: May 1, 1979

The Fund invests principally in money market instruments such as commercial paper.

Average Annual Returns*

Periods Ended December 31, 2014†

	1 Year	5 Year	10 Year
Series C (Money Market Series)	-0.38%	-0.48%	1.10%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	December 31, 2014
SERIES C (MONEY MARKET SERIES)

	Shares	Value

SHORT TERM INVESTMENTS† - 39.7%
Dreyfus Treasury Prime Cash Management Fund	27,956,605	$27,956,605
Total Short Term Investments
(Cost $27,956,605)		27,956,605

	Face Amount

ASSET-BACKED SECURITIES†† - 0.1%
Small Business Administration Pools
#503295, 0.75% due 04/25/211	$38,469	38,449
#502353, 1.00% due 09/25/181	13,640	13,656
#503303, 0.75% due 04/25/211	13,607	13,597
Total Asset-Backed Securities
(Cost $65,724)		65,702

COMMERCIAL PAPER†† - 61.0%
Toyota Motor Credit Corp.
0.18% due 01/28/15	4,000,000	3,999,758
General Electric Capital Corp.
0.16% due 01/28/15	2,000,000	1,999,892
0.14% due 03/02/15	1,400,000	1,399,760
0.17% due 02/05/15	500,000	499,965
Total General Electric Capital Corp.		3,899,617
Sheffield Receivables Corp.
0.17% due 01/23/152	1,900,000	1,899,817
0.24% due 01/23/152	1,100,000	1,099,895
0.25% due 03/05/152	800,000	799,740
Total Sheffield Receivables Corp.		3,799,452
Prudential PLC
0.19% due 02/17/152	2,500,000	2,499,420
0.18% due 02/17/152	1,000,000	999,768
Total Prudential PLC		3,499,188
Societe Generale North America, Inc.
0.32% due 03/06/15	3,000,000	2,998,954
0.18% due 01/05/15	350,000	349,994
Total Societe Generale North America, Inc.		3,348,948
Abbott Laboratories
0.09% due 01/15/152	3,300,000	3,299,885
AstraZeneca plc
0.08% due 01/06/152	3,000,000	2,999,949
Jupiter Securitization Co. LLC
0.23% due 06/05/152	3,000,000	2,996,646
General RE Corp.
0.14% due 03/09/15	2,000,000	1,999,377
0.13% due 03/09/15	500,000	499,844
Total General RE Corp.		2,499,221
ING U.S. Funding LLC
0.30% due 02/02/15	2,450,000	2,449,654
0.18% due 02/20/15	600,000	599,849
Total ING U.S. Funding LLC		3,049,503
John Deere Capital Corp.
0.11% due 02/04/152	2,000,000	1,999,792
Nestle Capital Corp.
0.14% due 02/23/153	2,000,000	1,999,682
Caterpillar Financial Services Corp.
0.17% due 03/18/15	2,000,000	1,999,247
American Honda Finance Corp.
0.12% due 02/18/15	1,800,000	1,799,620
Coca-Cola Co.
0.18% due 05/07/152	1,000,000	999,411
0.18% due 05/13/152	800,000	799,489
Total Coca-Cola Co.		1,798,900
Total Commercial Paper
(Cost $42,988,201)		42,989,408

Total Investments - 100.8%
(Cost $71,010,530)		$71,011,715
Other Assets & Liabilities, net - (0.8)%		(590,252)
Total Net Assets - 100.0%		$70,421,463

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Variable rate security. Rate indicated is rate effective at December 31, 2014.
2
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $22,393,494 (cost $22,393,555), or 31.8% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

plc — Public Limited Company

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES C (MONEY MARKET SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $71,010,530)	$71,011,715
Prepaid expenses	826
Receivables:
Fund shares sold	104,820
Securities sold	805
Interest	89
Total assets	71,118,255

Liabilities:
Payable for:
Fund shares redeemed	639,922
Management fees	9,741
Fund accounting/administration fees	5,346
Transfer agent/maintenance fees	2,693
Trustees’ fees*	2,528
Miscellaneous	36,562
Total liabilities	696,792
Net assets	$70,421,463

Net assets consist of:
Paid in capital	$70,420,429
Undistributed net investment income	—
Accumulated net realized loss on investments	(151)
Net unrealized appreciation on investments	1,185
Net assets	$70,421,463
Capital shares outstanding	5,320,081
Net asset value per share	$13.24

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Interest	$81,641
Total investment income	81,641

Expenses:
Management fees	372,427
Transfer agent/maintenance fees	24,748
Fund accounting/administration fees	70,760
Trustees’ fees*	10,220
Custodian fees	1,290
Tax expense	2
Miscellaneous	80,098
Total expenses	559,545
Less:
Expenses waived by Adviser	(179,834)
Net expenses	379,711
Net investment loss	(298,070)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(14)
Net realized loss	(14)
Net change in unrealized appreciation (depreciation) on:
Investments	(486)
Net change in unrealized appreciation (depreciation)	(486)
Net realized and unrealized loss	(500)
Net decrease in net assets resulting from operations	$(298,570)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SERIES C (MONEY MARKET SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(298,070)	$(395,179)
Net realized gain (loss) on investments	(14)	1,246
Net change in unrealized appreciation (depreciation) on investments	(486)	(1,813)
Net decrease in net assets resulting from operations	(298,570)	(395,746)

Capital share transactions:
Proceeds from sale of shares	86,068,579	99,294,222
Cost of shares redeemed	(91,652,757)	(95,965,272)
Net increase (decrease) from capital share transactions	(5,584,178)	3,328,950
Net increase (decrease) in net assets	(5,882,748)	2,933,204

Net assets:
Beginning of year	76,304,211	73,371,007
End of year	$70,421,463	$76,304,211
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	6,490,360	7,454,058
Shares redeemed	(6,911,723)	(7,205,162)
Net increase (decrease) in shares	(421,363)	248,896

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES C (MONEY MARKET SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$13.29	$13.36	$13.43	$13.50	$13.56
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	(.07)	(.07)	(.08)	(.06)
Net gain (loss) on investments (realized and unrealized)	(—)[d]	(—)[d]	(—)[d]	.01	(—)[d]
Total from investment operations	(.05)	(.07)	(.07)	(.07)	(.06)
Net asset value, end of period	$13.24	$13.29	$13.36	$13.43	$13.50

Total Return[b]	(0.38%)	(0.52%)	(0.52%)	(0.52%)	(0.44%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$70,421	$76,304	$73,371	$108,617	$106,191
Ratios to average net assets:
Net investment income (loss)	(0.40%)	(0.50%)	(0.53%)	(0.57%)	(0.46%)
Total expenses	0.75%	0.71%	0.71%	0.70%	0.70%
Net expenses[c,e]	0.51%	0.64%	0.71%	0.70%	0.70%
Portfolio turnover rate	—	—	—	—	—
[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Less than $0.01 per share.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the period would be:

12/31/14	12/31/13
0.50%	0.63%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

MANAGER'S COMMENTARY (Unaudited)	December 31, 2014

To Our Shareholders:

The Series D (World Equity Income Series) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Nardin Baker, CFA, Managing Director and Portfolio Manager; Ole Jakob Wold, Managing Director and Portfolio Manager; and Scott Hammond, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2014.

For the one-year period ended December 31, 2014, the Series D (World Equity Income Series) returned 5.00%, compared with the 4.94% return of its benchmark, the MSCI World Index.

The Fund seeks to deliver superior risk-adjusted returns by taking advantage of market inefficiencies that, at times, misprice stable companies. To identify the degree to which the market could potentially reward stability and other factors, the Fund’s investment team distills the global equity market down to 60 discrete fundamental stock characteristics which it uses to rank stocks it considers for the portfolio.

The Fund delivered a return that was slightly higher than the benchmark, but with 10% less risk (approximately 10% for the benchmark compared with 9% for the Series). For the year, the continued strength of the U.S. market (as represented by the S&P 500 Index) versus global markets (as represented by the MSCI World Index) was a headwind. So was a fourth quarter rally in lower quality companies. The Fund seeks to invest sensibly in a world with a rising number of risks; its focus on stable companies (those with factor characteristics like strong balance sheets, attractive earnings, healthy margins and lower market volatility) is designed to offer protection when the market sells off, but presents a challenge when companies lacking in these characteristics outperform.

Contributing to performance for the year was good stock selection and an underweight to Financials, which was a relative underperforming sector in the benchmark. An overweight to Telecommunications Services (the largest in the Series) and good stock selection also helped performance.

Detracting from performance was stock selection in the Energy sector, which was the worst-performing sector in the benchmark and the Fund. An underweight in Information Technology also hurt performance. The tech sector had the best return in the benchmark for the year, but it was the sector the Fund was most underweight.

From a country perspective, the Fund was most underweight the U.S. and most overweight Australia.

The Australian position was a result of the Fund focus on positions with ties to tangible goods, which hedge against the currency debasement that is occurring in many countries around the world as way to promote growth. The Fund’s investment team believes mining offers this and Australia has extensive mining interests. But to avoid being overly exposed to a slowing in China’s growth, which could dampen demand for minerals and metals, the Australian allocation is skewed to banking and insurance holdings.

The largest country underweight remains the U.S., despite the dollar’s recent strength. In the short-term this effect has been negative, as an increasing dollar has been the tide to lift all U.S. boats, thus hurting the U.S. underweight. Earnings of U.S. companies, however, are facing more pressure due to substantial foreign earnings being translated into fewer U.S. dollars.

We also believe the macro picture will ultimately reward a U.S. underweight strategy. As central banks of the world compete to implement ever more aggressive stimulus plans, we continue to look for attractive equity opportunities. The greatest driver of returns within the U.S. equity markets since 2009 has been size of Fed’s balance sheet. We believe this will be the case in Europe and Japan, as they continue with their quantitative easing. Thus, the Fund is overweight Japan, and underweight the U.S. and the UK, countries late in the monetary cycle. Europe remains an underweight for now, due to economic and monetary challenges the continent faces, but the longer term thesis remains in play.

Positioning relative to sectors shows that the cyclically defensive sectors of Telecommunications Services and Utilities were the largest overweights for the year, whereas Information Technology and Consumer Discretionary were the largest underweights.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGER'S COMMENTARY (Unaudited)(concluded)	December 31, 2014

The team believes the Telecom sector continues to benefit from consolidation within the sector and the wider merger and acquisition trend driven by high cash balances and low financing costs.

Energy was a large underweight for much of the year, but the gap was reduced in the fourth quarter, when models used by the Fund began to favor Energy, mostly attributable to the rapid industry growth tied to shale oil technology. For much of the year, these companies were growing far faster than the broad market, and the late-year reversal in their fortunes could be temporary.

As noted, this allocation suffered in tandem with the decline in the price of oil for the last half of 2014. We believe the falling price was largely a function of the strengthening U.S. dollar, as opposed to a change in demand fundamentals, so we view the selloff in upstream oil names as providing an attractive entry point.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

SERIES D (WORLD EQUITY INCOME SERIES)

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification
(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

COUNTRY DIVERSIFICATION

At December 31, 2014, the investment diversification of the Fund by country was as follows:

Country	% of Common Stocks	Value
United States	54.3%	$95,752,889
Japan	7.5%	13,143,946
Australia	7.4%	12,954,324
United Kingdom	6.9%	12,229,749
Switzerland	6.6%	11,695,425
Hong Kong	5.6%	9,917,571
Netherlands	1.7%	2,954,666
Other	10.0%	17,566,323
Total Investments	100.0%	$176,214,893

Inception Date: April 19, 1984

Ten Largest Holdings (% of Total Net Assets)
Pfizer, Inc.	2.2%
Novartis AG	2.2%
AT&T, Inc.	2.0%
Roche Holding AG	1.9%
Merck & Company, Inc.	1.9%
Wal-Mart Stores, Inc.	1.9%
International Business Machines Corp.	1.8%
Eli Lilly & Co.	1.8%
Lockheed Martin Corp.	1.8%
Duke Energy Corp.	1.8%
Top Ten Total	19.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*
Periods Ended December 31, 2014†

	1 Year	5 Year	10 Year
Series D (World Equity Income Series)	5.00%	7.30%	4.29%
MSCI World Index	4.94%	10.20%	6.03%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS	December 31, 2014
SERIES D (WORLD EQUITY INCOME SERIES)

	Shares	Value

COMMON STOCKS† - 98.7%

CONSUMER, NON-CYCLICAL - 24.4%
Pfizer, Inc.	128,300	$3,996,545
Novartis AG††	41,400	3,839,966
Roche Holding AG††	12,600	3,414,215
Merck & Company, Inc.	59,900	3,401,721
Eli Lilly & Co.	46,500	3,208,035
Cardinal Health, Inc.	37,600	3,035,448
Baxter International, Inc.	41,400	3,034,206
Koninklijke Ahold N.V.††	166,200	2,954,073
Anthem, Inc.	22,900	2,877,843
Dr Pepper Snapple Group, Inc.	32,200	2,308,096
Nestle S.A.††	30,900	2,252,868
Johnson & Johnson	18,100	1,892,717
Kimberly-Clark Corp.	14,500	1,675,330
Altria Group, Inc.	25,600	1,261,312
Philip Morris International, Inc.	15,200	1,238,040
Procter & Gamble Co.	11,600	1,056,644
GlaxoSmithKline plc††	25,200	540,477
Reynolds American, Inc.	8,400	539,868
Automatic Data Processing, Inc.	6,200	516,894
AmerisourceBergen Corp. — Class A	4,900	441,784
Total Consumer, Non-cyclical		43,486,082

FINANCIAL - 15.9%
People’s United Financial, Inc.	151,600	2,301,289
National Australia Bank Ltd.††	78,968	2,153,725
Insurance Australia Group Ltd.††	406,151	2,062,474
Friends Life Group Ltd.††	360,600	2,048,094
New York Community Bancorp, Inc.	128,000	2,048,000
Stockland††	552,878	1,847,865
American Capital Agency Corp.	82,700	1,805,341
Government Properties Trust, Inc.††	508,000	1,798,042
ASX Ltd.††	59,100	1,763,423
Novion Property Group††	998,717	1,716,812
Bendigo & Adelaide Bank Ltd.††	164,800	1,713,777
Annaly Capital Management, Inc.	157,800	1,705,818
Boston Properties, Inc.	9,900	1,274,031
Simon Property Group, Inc.	6,500	1,183,715
Admiral Group plc††	43,500	891,803
Wells Fargo & Co.	16,100	882,602
U.S. Bancorp	15,500	696,725
Gjensidige Forsikring ASA††	23,100	376,579
Hannover Rueck SE††	1,600	144,349
Total Financial		28,414,464

COMMUNICATIONS - 15.5%
AT&T, Inc.	104,000	3,493,360
Verizon Communications, Inc.	52,600	2,460,628
NTT DOCOMO, Inc.††	159,100	2,317,273
Swisscom AG††	4,170	2,188,376
Time Warner Cable, Inc.	14,100	2,144,046
PCCW Ltd.††	3,025,400	2,059,981
Elisa Oyj††	72,500	1,979,038
Belgacom S.A.††	53,700	1,948,571
Spark New Zealand Ltd.††	801,000	1,941,783
Singapore Press Holdings Ltd.††	568,400	1,804,259
Bezeq The Israeli Telecommunication Corporation Ltd.††	879,100	1,559,562
Motorola Solutions, Inc.	21,700	1,455,636
Windstream Holdings, Inc.	148,300	1,221,992
CenturyLink, Inc.	28,600	1,131,988
Total Communications		27,706,493

UTILITIES - 12.0%
Duke Energy Corp.	37,700	3,149,458
Southern Co.	62,900	3,089,019
CLP Holdings Ltd.††	264,600	2,291,294
Power Assets Holdings Ltd.††	223,800	2,163,715
PPL Corp.	51,500	1,870,995
Enagas S.A.††	57,800	1,823,210
Snam SpA††	357,800	1,770,964
AGL Energy Ltd.††	155,500	1,696,248
TransAlta Corp.††	162,300	1,469,613
SSE plc††	48,000	1,212,170
Entergy Corp.	10,700	936,036
Total Utilities		21,472,722

CONSUMER, CYCLICAL - 11.2%
Wal-Mart Stores, Inc.	38,700	3,323,556
Mitsui & Company Ltd.††	175,800	2,354,807
McDonald’s Corp.	25,100	2,351,870
ITOCHU Corp.††	207,600	2,216,428
InterContinental Hotels Group plc††	52,600	2,115,786
Sumitomo Corp.††	195,800	2,011,253
Compass Group plc††	116,300	1,986,256
Marubeni Corp.††	278,400	1,665,981
Mitsubishi Corp.††	67,400	1,233,583
Costco Wholesale Corp.	5,200	737,100
Total Consumer, Cyclical		19,996,620

INDUSTRIAL - 9.1%
Lockheed Martin Corp.	16,600	3,196,663
AP Moeller - Maersk A/S — Class A††	1,300	2,487,746
TransDigm Group, Inc.	9,800	1,924,230
IMI plc††	94,700	1,851,387
Northrop Grumman Corp.	11,500	1,694,985
Rexam plc††	225,000	1,583,776
Cheung Kong Infrastructure Holdings Ltd.††	199,000	1,463,409
United Parcel Service, Inc. — Class B	6,500	722,605
Waste Management, Inc.	13,400	687,688
Caterpillar, Inc.	6,900	631,557
TNT Express N.V.††	89	593
Total Industrial		16,244,639

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
SERIES D (WORLD EQUITY INCOME SERIES)

	Shares	Value

TECHNOLOGY - 4.4%
International Business Machines Corp.	20,000	$3,208,800
Apple, Inc.	14,400	1,589,472
Canon, Inc.††	42,300	1,344,621
Intel Corp.	25,400	921,766
Microsoft Corp.	15,600	724,620
Total Technology		7,789,279

ENERGY - 3.5%
ConocoPhillips	42,400	2,928,144
Exxon Mobil Corp.	10,700	989,215
Pembina Pipeline Corp.††	22,300	812,689
Repsol S.A.††	35,700	668,384
Vermilion Energy, Inc.††	11,900	583,835
Chevron Corp.	2,300	258,014
Total Energy		6,240,281

BASIC MATERIALS - 1.6%
Dow Chemical Co.	47,100	2,148,231
International Paper Co.	14,500	776,910
Total Basic Materials		2,925,141

DIVERSIFIED - 1.1%
Hutchison Whampoa Ltd.††	169,632	1,939,172

Total Common Stocks
(Cost $174,201,481)		176,214,893

SHORT TERM INVESTMENTS† - 1.0%
Goldman Sachs Financial Square Funds - Treasury Instruments Fund	1,806,884	1,806,884
Total Short Term Investments
(Cost $1,806,884)		1,806,884

Total Investments - 99.7%
(Cost $176,008,365)		$178,021,777
Other Assets & Liabilities, net - 0.3%		526,610
Total Net Assets - 100.0%		$178,548,387

†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

SERIES D (WORLD EQUITY INCOME SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $176,008,365)	$178,021,777
Prepaid expenses	6,604
Receivables:
Dividends	528,864
Foreign taxes reclaim	254,550
Fund shares sold	6,594
Total assets	178,818,389

Liabilities:
Overdraft due to custodian bank	12
Payable for:
Management fees	107,192
Fund shares redeemed	79,643
Custodian fees	28,857
Fund accounting/administration fees	22,970
Transfer agent/maintenance fees	3,907
Trustees’ fees*	1,955
Miscellaneous	25,466
Total liabilities	270,002
Net assets	$178,548,387

Net assets consist of:
Paid in capital	$224,204,195
Undistributed net investment income	5,477,207
Accumulated net realized loss on investments	(53,120,371)
Net unrealized appreciation on investments	1,987,356
Net assets	$178,548,387
Capital shares outstanding	14,173,347
Net asset value per share	$12.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $819,913)	$7,543,607
Other income	1,691
Total investment income	7,545,298

Expenses:
Management fees	1,333,171
Transfer agent/maintenance fees	25,005
Fund accounting/administration fees	285,680
Custodian fees	38,892
Trustees’ fees*	19,487
Tax expense	3,334
Line of credit fees	3,026
Miscellaneous	209,834
Total expenses	1,918,429
Net investment income	5,626,869

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,997,680
Foreign currency	(153,411)
Net realized gain	9,844,269
Net change in unrealized appreciation (depreciation) on:
Investments	(5,842,946)
Foreign currency	(30,787)
Net change in unrealized appreciation (depreciation)	(5,873,733)
Net realized and unrealized gain	3,970,536
Net increase in net assets resulting from operations	$9,597,405

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES D (WORLD EQUITY INCOME SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,626,869	$4,738,479
Net realized gain on investments	9,844,269	20,668,997
Net change in unrealized appreciation (depreciation) on investments	(5,873,733)	7,871,299
Net increase in net assets resulting from operations	9,597,405	33,278,775

Distributions to shareholders from:
Net investment income	(7,072)	—
Total distributions to shareholders	(7,072)	—

Capital share transactions:
Proceeds from sale of shares	6,713,201	10,130,604
Distributions reinvested	7,072	—
Cost of shares redeemed	(31,356,416)	(35,047,932)
Net decrease from capital share transactions	(24,636,143)	(24,917,328)
Net increase (decrease) in net assets	(15,045,810)	8,361,447

Net assets:
Beginning of year	193,594,197	185,232,750
End of year	$178,548,387	$193,594,197
Undistributed net investment income at end of year	$5,477,207	$5,045,200

Capital share activity:
Shares sold	524,779	918,433
Shares issued from reinvestment of distributions	561	—
Shares redeemed	(2,489,949)	(3,199,531)
Net decrease in shares	(1,964,609)	(2,281,098)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

SERIES D (WORLD EQUITY INCOME SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$12.00	$10.06	$8.63	$10.25	$8.86
Income (loss) from investment operations:
Net investment income (loss)[a]	.37	.28	.19	.12	.04
Net gain (loss) on investments (realized and unrealized)	.23	1.66	1.24	(1.74)	1.35
Total from investment operations	.60	1.94	1.43	(1.62)	1.39
Less distributions from:
Net investment income	(—)[b]	—	—	—	—
Total distributions	(—)[b]	—	—	—	—
Net asset value, end of period	$12.60	$12.00	$10.06	$8.63	$10.25

Total Return[c]	5.00%	19.28%	16.57%	(15.80%)	15.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$178,548	$193,594	$185,233	$185,747	$269,645
Ratios to average net assets:
Net investment income (loss)	2.95%	2.50%	2.03%	1.23%	0.49%
Total expenses	1.01%	1.14%	1.17%	1.21%	1.26%
Portfolio turnover rate	132%	150%	36%	171%	283%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER'S COMMENTARY (Unaudited)	December 31, 2014

To Our Shareholders

The Series E (Total Return Bond Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager; and James W. Michal, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and Series performance for the fiscal year ended December 31, 2014.

For the one-year period ended December 31, 2014 (the “period”), the Series E (Total Return Bond Series) returned 8.10%, compared with the 5.97% return of its benchmark, the Barclays U.S. Aggregate Bond Index.

The Fund seeks to provide total return, comprised of current income and capital appreciation. The Fund pursues its investment objective by investing at least 80% of its assets in debt securities. The Fund may hold fixed income securities of any quality, rated or unrated, including those that are rated below investment grade, or if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). However, the Fund may not invest more than 33 1/3% of its assets in fixed-income securities that are below investment grade. The Fund may hold securities of any duration or maturity.

Credit-spread and risk assets continued to find investor favor through 2014, even though severe winter weather in the first quarter produced volatility and mixed economic data. Additional liquidity from central banks outside the U.S. supported foreign capital flows into U.S. assets, which, along with the search for yield among U.S. investors, was positive for fixed income. The yield on the U.S. government 10-year bond declined from 3.03% to 2.17%, and we expect longer-term rates to remain range-bound in the near-term, with the potential for downward pressure.

But just as the market appeared to be growing complacent in the third quarter of 2014, leveraged credit had its first correction in a year, as mutual fund investors withdrew from the sector amid concerns about frothy valuations and talk of credit bubble. U.S. equity and credit markets were not safe from the risk aversion that drove volatility during the second half of the year. While the sell-off was initially sparked by market unease over the Fed winding down its purchases of U.S. Treasuries and mortgage-backed securities, it continued through the fourth quarter as markets grew anxious over the weakening global outlook.

Investment grade corporate bonds saw spreads widen slightly over 2014, as markets grew anxious over economic troubles in Europe, Japan, China, and Russia. With oil prices continuing to collapse through the end of the year, most of the pressure was experienced in energy investment-grade bonds where spreads widened by 64 basis points in the fourth quarter. Total new issuance for the year was $857 billion, with 73% of issuance concentrated in BBB and single-A rated bonds.

High yield corporate bonds and bank loans continued their strong performance through the first half of 2014, but then faltered in the second half. High-yield bond funds and bank loan funds recorded net outflows of $6.3 billion and $17.3 billion for the year, respectively. Leveraged credit new issue activity remained robust despite weaker demand, reaching $833 billion–the second highest volume on record. Mergers, acquisitions and leveraged buyout activity represented 40% of new issue volume, the highest share since 2008. The decline in oil prices during the second half had a material impact on high-yield bond spreads generally, as energy-related companies represented 16% of the high-yield corporate bond market.

ABS performance was positive for the fourth quarter, as rates markets sold off primarily in the front end of the curve, and for the year. New ABS issuance for the year was $222.4 billion, 21% above 2013. New ABS issuance was diversified across all classes, with auto and credit card new issues remaining strong. Credit performance across the commercial ABS and CLO sectors remain favorable given the benign credit conditions and collateral valuations across the U.S. economy.

The non-Agency RMBS market showed positive performance, even though mortgage credit fundamentals dimmed a bit at the end of the year. The inventory of homes listed for sale remained historically low (at 5.1 months) despite increasing over early 2014. Existing home sales remained in the 4.9 to 5.2 million range (seasonally-adjusted annualized) but remain below the post-crisis peak seen in mid 2013. New home sales and housing starts remain near post-crisis highs, but at year end were mixed relative to consensus expectations.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

MANAGER'S COMMENTARY (Unaudited)(concluded)	December 31, 2014

During the period, the Fund continued to see further price appreciation attributable to tightening of credit spreads outside of high yield. Positive returns have largely been driven by the Fund’s investments in asset-backed securities (ABS) as spreads continued to normalize across various subsectors including collateralized loan obligations (CLOs), commercial real estate collateralized debt obligations (CDOs), and aircraft lease securitizations. The Fund continues to maintain low interest rate duration, particularly at the front end of the yield curve, and thus has largely avoided losses due to a flattening curve. The concentration of the Fund’s credit investments in relatively short maturity high yield bonds and leveraged loans has muted the impact of the recent turmoil in risk assets and the Fund continues to use these periods of weakness to add to attractive assets.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

SERIES E (TOTAL RETURN BOND SERIES)

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification
(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Portfolio Composition by Quality Rating**
Rating
Fixed Income Instruments
AAA	3.4%
AA	15.1%
A	17.0%
BBB	31.2%
BB	6.6%
B	6.7%
CCC	4.8%
CC	0.3%
NR	1.4%
Other Instruments
Mutual Funds	9.1%
Preferred Stocks	2.9%
Unit Investment Trusts	0.1%
Short Term Investments	1.4%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Date: April 26, 1985

Ten Largest Holdings (% of Total Net Assets)
Total Return Bond Fund	9.5%
GCAT 2014-2 LLC — Class A1	1.8%
Willis Engine Securitization Trust II — Class A	1.6%
LSTAR Securities Investment Trust 2014-1	1.5%
SunTrust Banks, Inc.	1.5%
Northwoods Capital VIII Ltd. — Class D	1.4%
T2 Income Fund CLO Ltd. — Class C	1.1%
New Jersey Transportation Trust Fund Authority Revenue Bonds	1.1%
County of Miami-Dade Florida Revenue Bonds	1.0%
AASET — Class A	1.0%
Top Ten Total	21.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*
Periods Ended December 31, 2014†

	1 Year	5 Year	10 Year
Series E (Total Return Bond Series)	8.10%	5.36%	3.41%
Barclays U.S. Intermediate Government/Credit Bond Index	3.14%	3.54%	4.10%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. Aggregate Bond Index and Barclays U.S. Intermediate Government/Credit Bond Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**
Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
SERIES E (TOTAL RETURN BOND SERIES)

	Shares	Value

PREFERRED STOCKS† - 3.0%
Aspen Insurance Holdings Ltd.
5.95%1,2	40,000	$1,010,400
Goldman Sachs Group, Inc.
5.50%1,2	21,450	523,380
Seaspan Corp.
6.38% due 04/30/19	18,000	446,400
Wells Fargo & Co.
5.85%1,2	15,000	384,750
Morgan Stanley
7.13%1,2	10,000	275,300
CoBank ACB
6.20%2	2,500	250,000
Woodbourne Capital Trust II
0.03%†††,1,2,3	300,000	166,500
Woodbourne Capital Trust III
0.03%†††,1,2,3	300,000	166,500
Woodbourne Capital Trust I
0.03%†††,1,2,3	300,000	166,500
Woodbourne Capital Trust IV
0.03%†††,1,2,3	300,000	166,500
AgriBank FCB
6.88%1,2	1,500	157,641
City National Corp.
6.75%1,2	4,000	111,280
Total Preferred Stocks
(Cost $4,297,241)		3,825,151

UNIT INVESTMENT TRUSTS† - 0.1%
Rescap Liquidating Trust	9,655	151,584
Total Unit Investment Trusts
(Cost $487,486)		151,584

MUTUAL FUNDS†,4 - 9.5%
Guggenheim Total Return Bond Fund – Institutional Class	449,456	12,126,325
Total Mutual Funds
(Cost $12,180,481)		12,126,325

SHORT TERM INVESTMENTS† - 1.4%
Dreyfus Treasury Prime Cash Management Fund	1,849,777	1,849,777
Total Short Term Investments
(Cost $1,849,777)		1,849,777

	Face Amount

ASSET-BACKED SECURITIES†† - 42.4%
GCAT 2014-2 LLC
2014-2, 3.72% due 10/25/193	$2,305,968	2,296,134
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/373	2,030,187	2,050,285
AASET
2014-1, 5.13% due 12/15/291	1,250,000	1,246,875
2014-1, 7.38% due 12/15/291	750,000	748,125
Northwoods Capital VIII Ltd.
2007-8A, 2.23% due 07/28/221,3	1,750,000	1,741,600
T2 Income Fund CLO Ltd.
2007-1A, 1.73% due 07/15/191,3	1,450,000	1,447,970
Emerald Aviation Finance Ltd.
2013-1, 4.65% due 10/15/383	1,158,854	1,170,443
2013-1, 6.35% due 10/15/383	231,771	235,247
Castlelake Aircraft Securitization Trust
2014-1, 5.25% due 02/15/29	865,604	862,315
2014-1, 7.50% due 02/15/29	432,802	426,353
CIT Mortgage Loan Trust
2007-1, 1.62% due 10/25/371,3	1,300,000	1,221,398
ALM VII R-2 Ltd.
2013-7R2A, 2.83% due 04/24/241,3	1,250,000	1,203,625
Grayson CLO Ltd.
2006-1A, 0.64% due 11/01/211,3	1,250,000	1,161,625
CKE Restaurant Holdings, Inc.
2013-1A, 4.47% due 03/20/433	1,119,813	1,135,557
Copper River CLO Ltd.
2007-1A, 0.00% due 01/20/211,3,10	600,000	617,820
2007-1A, 0.63% due 01/20/211,3	500,000	483,000
Rise Ltd.
4.74% due 02/12/39	1,090,104	1,095,555
Telos CLO 2007-2 Ltd.
2007-2A, 2.43% due 04/15/221,3	1,100,000	1,059,190
Nationstar HECM Loan Trust
2014-1A, 4.50% due 11/25/173	1,016,700	1,016,903
Great Lakes CLO 2012-1 Ltd.
2012-1A, 4.33% due 01/15/231,3	1,000,000	1,004,300
KKR Financial CLO 2007-1 Ltd.
2007-1A, 2.48% due 05/15/211,3	1,000,000	991,200
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 2.88% due 10/15/261,3	1,000,000	984,400
Northwoods Capital XIV Ltd.
2014-14A, 2.69% due 11/12/25†††,1,3	1,000,000	978,900
Telos CLO Ltd.
2013-3A, 3.23% due 01/17/241,3	1,000,000	962,600
GSAA Trust
2005-10, 0.82% due 06/25/351	1,050,000	952,521
RAIT CRE CDO I Ltd.
2006-1X, 0.49% due 11/20/46	1,006,104	915,253
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/483	860,414	869,018

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value

Garanti Diversified Payment Rights Finance Co.
2007-A, 0.42% due 07/09/171	$880,000	$852,016
Rockwall CDO II Ltd.
2007-1A, 0.78% due 08/01/241,3	900,000	819,270
Gramercy Real Estate CDO 2007-1 Ltd.
2007-1A, 0.51% due 08/15/561,3	914,950	816,959
Acis CLO 2013-2 Ltd.
2013-2A, 3.44% due 10/14/221,3	750,000	750,300
ARES XII CLO Ltd.
2007-12A, 3.48% due 11/25/201,3	750,000	749,925
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/343	750,000	749,925
MCF CLO I LLC
2013-1A, 3.78% due 04/20/231,3	750,000	742,350
N-Star Real Estate CDO IX Ltd.
0.47% due 02/01/415	781,150	741,077
ICE EM CLO
2007-1A, 0.93% due 08/15/221,3	750,000	725,850
KVK CLO 2013-1 Ltd.
2013-1A, 0.00% due 04/14/253,10	900,000	694,800
Babson CLO Limited 2012-II
2012-2A, 0.00% due 05/15/233,10	750,000	617,400
Ivy Hill Middle Market Credit Fund VII Ltd.
2013-7A, 3.68% due 10/20/251,3	600,000	595,260
Structured Asset Securities Corporation Mortgage Loan Trust
2006-OPT1, 0.43% due 04/25/361	600,000	541,349
Black Diamond CLO 2012-1 Ltd.
2013-1A, 3.48% due 02/01/231,3	550,000	537,790
Apidos CDO IX
2012-9A, 3.98% due 07/15/231,3	500,000	507,950
Babson CLO Limited 2014-I
2014-IA, 0.00% due 07/20/253,10	550,000	499,125
Newstar Trust
2012-2A, 3.48% due 01/20/231,3	500,000	499,100
Oxford Finance Funding Trust 2014-1
2014-1A, 3.48% due 12/15/223	500,000	497,450
Icon Brand Holdings LLC
2013-1A, 4.35% due 01/25/433	497,243	493,911
Cent CLO 16, LP
2014-16AR, 2.68% due 08/01/241,3	500,000	492,850
Fortress Credit Opportunities III CLO, LP
2014-3A, 2.73% due 04/28/261,3	300,000	295,380
2014-3A, 3.48% due 04/28/261,3	200,000	196,880
KKR CLO Trust
2012-1A, 3.54% due 12/15/241,3	500,000	492,050
Dryden XXIII Senior Loan Fund
2014-23RA, 3.18% due 07/17/231,3	500,000	492,000
OCP CLO 2014-6 Ltd.
2014-6A, 2.31% due 07/17/261,3	500,000	485,200
Golub Capital Partners Fundings Ltd.
2007-1A, 0.99% due 03/15/221,3	500,000	482,300
MCF CLO III LLC
2014-3A, 3.21% due 01/20/241,3	500,000	478,050
New Century Home Equity Loan Trust
2005-3, 0.68% due 07/25/351	550,000	475,836
N-Star REL CDO VIII Ltd.
2006-8A, 0.53% due 02/01/411,3	500,000	450,650
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 0.31% due 07/25/371,3	497,263	446,433
AABS Ltd.
4.87% due 01/15/38	440,104	445,033
Acis CLO 2013-1 Ltd.
2013-1A, 3.18% due 04/18/241,3	400,000	384,280
Eastland CLO Ltd.
2007-1A, 0.63% due 05/01/221,3	400,000	372,160
Northwoods Capital VII Ltd.
2006-7A, 1.78% due 10/22/211,3	350,000	346,220
Halcyon Loan Advisors Funding 2012-2 Ltd.
2012-2A, 4.75% due 12/20/241,3	350,000	345,170
Newstar Commercial Loan Funding 2013-1 LLC
2013-1A, 4.80% due 09/20/231,3	350,000	343,805
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	307,080	333,913
Cerberus Offshore Levered I, LP
2012-1A, 4.99% due 11/30/181,3	309,635	309,573
Saxon Asset Securities Trust
2005-4, 0.61% due 11/25/371	350,000	303,855
DIVCORE CLO Ltd.
2013-1A B, 4.06% due 11/15/32	300,000	300,090
Salus CLO 2012-1 Ltd.
2013-1AN, 3.98% due 03/05/211,3	300,000	299,940
Westwood CDO I Ltd.
2007-1A, 0.92% due 03/25/211,3	300,000	279,240
GreenPoint Mortgage Funding Trust
2005-HE4, 0.87% due 07/25/301	288,139	271,813
West Coast Funding Ltd.
2006-1A, 0.39% due 11/02/411,3	257,120	253,546
TICC CLO 2012-1 LLC
2012-1A, 4.98% due 08/25/231,3	250,000	250,025
Great Lakes CLO 2014-1 Ltd.
2014-1A, 3.93% due 04/15/251,3	250,000	249,375
Golub Capital Partners CLO 17 Ltd.
2013-17A, 4.06% due 10/25/251,3	250,000	249,125
Garrison Funding 2013-2 Ltd.
2013-2A, 3.63% due 09/25/231,3	250,000	247,650
Gallatin CLO VII 2014-1 Ltd.
2014-1A, 3.13% due 07/15/231,3	250,000	247,525
NewStar Arlington Senior Loan Program LLC
2014-1A, 3.53% due 07/25/251,3	250,000	243,725
Anchorage Capital CLO 4 Ltd.
2014-4A, 2.44% due 07/28/261,3	250,000	241,250
ALM XIV Ltd.
2014-14A, 3.18% due 07/28/261,3	250,000	241,025

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value

Drug Royalty II Limited Partnership 2
2014-1, 3.08% due 07/15/231,3	$237,672	$239,050
Venture XIV CLO Ltd.
2013-14A, 2.99% due 08/28/251,3	250,000	237,400
Carlyle Global Market Strategies
2012-3A, 0.00% due 10/04/243,10	250,000	220,050
Neuberger Berman CLO Ltd.
2012-12A, 0.00% due 07/25/233,10	300,000	216,570
Keuka Park CLO Limited 2013-1
2013-1A, due 10/21/243,10	250,000	205,825
GSAA Home Equity Trust
2007-7, 0.44% due 07/25/371	202,143	170,659
New Century Home Equity Loan Trust
2005-1, 0.89% due 03/25/351	137,831	120,283
First Franklin Mortgage Loan Trust 2006-FF1
2006-FF1, 0.51% due 01/25/361	50,000	44,037
Credit-Based Asset Servicing and Securitization LLC
2005-CB5, 0.42% due 08/25/351	16,745	16,682
Total Asset-Backed Securities
(Cost $53,222,192)		54,126,542

CORPORATE BONDS†† - 23.9%
FINANCIAL - 14.6%
Citigroup, Inc.
5.35%1,2	1,110,000	1,023,975
5.80%1,2	800,000	800,000
6.30%1,2	160,000	157,600
SunTrust Banks, Inc.
5.63%1,2	1,850,000	1,859,250
JPMorgan Chase & Co.
5.00%1,2	1,100,000	1,076,280
5.15%1,2	650,000	612,300
EPR Properties
5.25% due 07/15/237	1,000,000	1,042,688
5.75% due 08/15/227	400,000	436,946
Fifth Third Bancorp
5.10%1,2	870,000	805,838
4.90%1,2	500,000	483,750
Susquehanna Bancshares, Inc.
5.38% due 08/15/227	1,100,000	1,211,675
AmTrust Financial Services, Inc.
6.13% due 08/15/23	1,000,000	1,054,680
Icahn Enterprises Limited Partnership / Icahn Enterprises Finance Corp.
6.00% due 08/01/207	1,000,000	1,030,200
Bank of America Corp.
6.50%1,2	1,000,000	1,017,900
HSBC Holdings plc
5.63%1,2	600,000	602,100
6.38%1,2	200,000	202,000
Nippon Life Insurance Co.
5.10% due 10/16/441,3	750,000	783,750
Lancashire Holdings Ltd.
5.70% due 10/01/223	700,000	753,186
ACC Group Housing LLC
6.35% due 07/15/54†††,3	250,000	259,125
3.50% due 07/15/18†††,3	250,000	251,950
Corporation Financiera de Desarrollo S.A.
5.25% due 07/15/291,3	450,000	456,840
Pacific Northwest Communities LLC
5.91% due 06/15/503	400,000	437,412
Customers Bank
6.13% due 06/26/291,3	400,000	407,000
Wilton Re Finance LLC
5.88% due 03/30/331,3	375,000	394,466
Atlantic Marine Corporations Communities LLC
5.43% due 12/01/503	339,286	344,046
Royal Bank of Scotland Group plc
5.13% due 05/28/24	300,000	305,157
Allstate Corp.
5.75% due 08/15/531,7	250,000	263,438
Assured Guaranty US Holdings, Inc.
5.00% due 07/01/247	200,000	210,988
CIC Receivables Master Trust
4.89% due 10/07/21†††	200,000	202,920
Cadence Bank North America
6.25% due 06/28/291,9	150,000	152,250
Cadence Financial Corp.
4.88% due 06/28/199	100,000	100,500
Total Financial		18,740,210

BASIC MATERIALS - 2.6%
Newcrest Finance Pty Ltd.
4.20% due 10/01/223,7	1,100,000	992,480
4.45% due 11/15/213	500,000	475,139
Yamana Gold, Inc.
4.95% due 07/15/24	950,000	927,178
AngloGold Ashanti Holdings plc
5.13% due 08/01/22	1,015,000	926,201
Total Basic Materials		3,320,998

CONSUMER, CYCLICAL - 2.4%
Northern Group Housing LLC
6.80% due 08/15/533	600,000	711,882
United Airlines 2014-2 Class B Pass Through Trust
4.63% due 09/03/22	700,000	686,001
Sabre GLBL, Inc.
8.50% due 05/15/193,7	600,000	642,000
Continental Airlines 2012-2 Class B Pass Through Trust
5.50% due 10/29/20	362,393	375,076
GRD Holdings III Corp.
10.75% due 06/01/193	250,000	273,125
QVC, Inc.
7.38% due 10/15/203	250,000	261,875

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value

Continental Airlines 2012-1 Class B Pass Through Trust
6.25% due 04/11/20	$105,996	$111,296
Total Consumer, Cyclical		3,061,255

INDUSTRIAL - 1.6%
Quality Distribution LLC / QD Capital Corp.
9.88% due 11/01/18	750,000	781,875
Chicago Bridge & Iron Co.
5.15% due 12/27/22†††,5	750,000	777,975
SBM Baleia Azul
5.50% due 09/15/27†††,5	453,600	401,617
Prosight Global Inc.
7.50% due 11/26/20†††,5	100,000	102,330
Total Industrial		2,063,797

CONSUMER, NON-CYCLICAL - 1.0%
CDK Global, Inc.
4.50% due 10/15/247	1,000,000	1,014,394
Central Garden and Pet Co.
8.25% due 03/01/18	250,000	251,875
Total Consumer, Non-cyclical		1,266,269

ENERGY - 0.8%
Regency Energy Partners Limited Partnership / Regency Energy Finance Corp.
8.38% due 06/01/19	415,000	434,713
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/227	550,000	424,875
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
7.75% due 04/01/19	110,000	112,750
Total Energy		972,338

COMMUNICATIONS - 0.5%
Avaya, Inc.
7.00% due 04/01/193	650,000	633,750

DIVERSIFIED - 0.4%
Leucadia National Corp.
5.50% due 10/18/237	450,000	460,855

Total Corporate Bonds
(Cost $30,511,291)		30,519,472

MORTGAGE-BACKED SECURITIES†† - 6.8%
COMM 2014-KYO Mortgage Trust
2014-KYO, 2.51% due 06/11/271,3	1,000,000	994,126
2014-KYO, 2.16% due 06/11/271,3	500,000	497,056
Hilton USA Trust 2013-HLT
2013-HLT, 4.41% due 11/05/303	950,000	971,649
2013-HLT, 5.22% due 11/05/181,3	300,000	307,369
SRERS Funding Ltd.
2011-RS, 0.41% due 05/09/461,3	1,239,934	1,181,037
Boca Hotel Portfolio Trust
2013-BOCA, 3.21% due 08/15/261,3	1,000,000	999,393
CSMC Series 2014-ICE
2014-ICE, 2.31% due 04/15/271,3	1,000,000	993,950
BBCMS Trust 2013-TYSN
2013-TYSN, 3.71% due 09/05/323	900,000	884,032
HarborView Mortgage Loan Trust
2006-12, 0.35% due 01/19/381	996,574	844,340
Motel 6 Trust
2012-MTL6, 3.78% due 10/05/253	450,000	444,970
GMAC Commercial Mortgage Asset Corp.
2003-PRES, 6.24% due 10/10/41†††,3	240,893	255,997
T2 Income Fund CLO Ltd.
2007-1X, 1.73% due 07/15/19	250,000	249,650
Ginnie Mae
518436, 7.25% due 09/15/29	9,356	9,933
Fannie Mae8
1990-68, 6.95% due 07/25/20	781	840
1990-103, 7.50% due 09/25/20	227	245
Freddie Mac8
1990-188, 7.00% due 09/15/21	374	408
Total Mortgage-Backed Securities
(Cost $8,513,909)		8,634,995

MUNICIPAL BONDS†† - 6.7%
FLORIDA - 1.4%
County of Miami-Dade Florida Revenue Bonds
0.00% due 10/01/456	5,600,000	1,311,072
0.00% due 10/01/426	1,500,000	410,175
Total Florida		1,721,247

NEW JERSEY - 1.1%
New Jersey Transportation Trust Fund Authority Revenue Bonds
0.00% due 12/15/326	3,000,000	1,347,749

ALABAMA - 1.0%
County of Jefferson Alabama Sewer Revenue Revenue Bonds
0.00% due 10/01/306	1,000,000	449,440
0.00% due 10/01/346	775,000	255,456
0.00% due 10/01/366	875,000	250,810
0.00% due 10/01/356	525,000	161,443
0.00% due 10/01/316	275,000	115,090
0.00% due 10/01/326	250,000	96,375
Total Alabama		1,328,614

PUERTO RICO - 1.0%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds
5.13% due 07/01/47	1,000,000	1,000,970

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value

Puerto Rico Highways & Transportation Authority Revenue Bonds
5.50% due 07/01/28	$200,000	$210,326
Total Puerto Rico		1,211,296

ILLINOIS - 0.9%
State of Illinois General Obligation Unlimited
6.90% due 03/01/35	500,000	576,235
5.65% due 12/01/38	400,000	421,324
City of Chicago Illinois General Obligation Unlimited
5.00% due 01/01/27	150,000	161,349
0.00% due 01/01/306	100,000	49,848
Total Illinois		1,208,756

MICHIGAN - 0.8%
Detroit City School District General Obligation Unlimited
7.75% due 05/01/39	750,000	993,338

CALIFORNIA - 0.5%
Stockton Unified School District General Obligation Unlimited
0.00% due 08/01/366	755,000	294,042
0.00% due 08/01/356	490,000	200,978
Inland Valley Development Agency Tax Allocation
5.50% due 03/01/33	170,000	181,353
Total California		676,373

Total Municipal Bonds
(Cost $8,089,961)		8,487,373

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 5.9%
LSTAR Securities Investment Trust
2014-1, 3.26% due 09/01/211,9	1,950,039	1,950,039
Luminent Mortgage Trust
2006-2, 0.37% due 02/25/461	1,350,618	1,017,629
American Home Mortgage Investment Trust
2006-1, 0.37% due 03/25/461	1,195,709	1,003,005
Alternative Loan Trust
2003-18CB, 5.25% due 09/25/33	956,236	993,404
HarborView Mortgage Loan Trust
2006-14, 0.31% due 01/25/471	940,773	735,192
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 0.95% due 11/25/461	605,826	422,060
Chase Mortgage Finance Trust Series
2006-S3, 6.00% due 11/25/36	431,835	367,476
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-8, 5.76% due 10/25/36	336,798	270,284
Nomura Resecuritization Trust
2012-1R, 0.61% due 08/27/471,3	271,876	251,485
Structured Asset Mortgage Investments II Trust
2006-AR1, 0.40% due 02/25/361	212,970	181,177
Morgan Stanley Re-REMIC Trust
2010-R5, 0.45% due 06/26/361,3	194,752	139,359
American Home Mortgage Assets Trust
2007-1, 0.81% due 02/25/471	224,554	137,957
JP Morgan Mortgage Trust
2006-A3, 2.62% due 04/25/361	68,259	58,832
Total Collateralized Mortgage Obligations
(Cost $7,538,565)		7,527,899

SENIOR FLOATING RATE INTERESTS††,1 - 4.2%
INDUSTRIAL - 0.4%
Capstone Logistics
5.50% due 10/07/21	399,000	396,506
CareCore National LLC
5.50% due 03/05/21	149,623	147,753
Total Industrial		544,259

CONSUMER, CYCLICAL - 1.3%
Landry’s, Inc.
4.00% due 04/24/18	620,655	615,691
Ollies Bargain Outlet
4.75% due 09/28/19	435,301	426,595
Neiman Marcus Group, Inc.
4.25% due 10/25/20	346,507	338,204
1-800 Contacts, Inc.
4.25% due 01/29/21	248,125	240,991
Total Consumer, Cyclical		1,621,481

TECHNOLOGY - 0.9%
Avago Technologies Ltd.
3.75% due 05/06/21	796,000	792,354
Greenway Medical Technologies
6.00% due 11/04/205	346,500	343,035
Total Technology		1,135,389

FINANCIAL - 0.6%
Corporate Capital Trust
4.00% due 05/20/19	297,750	294,028
Magic Newco, LLC
5.00% due 12/12/18	246,225	244,994
National Financial Partners Corp.
4.50% due 07/01/20	197,506	195,037
American Stock Transfer & Trust
5.75% due 06/26/20	96,401	95,678
Total Financial		829,737

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value

COMMUNICATIONS - 0.4%
Asurion Corp.
5.00% due 05/24/19	$455,390	$448,805
MergerMarket Ltd.
4.50% due 02/04/21	99,250	93,791
Total Communications		542,596

BASIC MATERIALS - 0.4%
Fortescue Metals Group Ltd.
3.75% due 06/30/19	496,231	449,585

CONSUMER, NON-CYCLICAL - 0.2%
NES Global Talent
6.50% due 10/03/19	146,250	138,938
Performance Food Group
6.25% due 11/14/19	98,995	96,891
Total Consumer, Non-cyclical		235,829

Total Senior Floating Rate Interests
(Cost $5,447,283)		5,358,876

U.S. GOVERNMENT SECURITIES†† - 1.0%
U.S. Treasury Bonds
0.00% due 05/15/446	2,855,000	1,234,985
Total U.S. Government Securities
(Cost $1,154,865)		1,234,985

Total Investments - 104.9%
(Cost $133,293,051)		$133,842,979
Other Assets & Liabilities, net - (4.9)%		(6,192,789)
Total Net Assets - 100.0%		$127,650,190

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Variable rate security. Rate indicated is rate effective at December 31, 2014.
2	Perpetual maturity.
3
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $61,376,458 (cost $60,862,177), or 48.1% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

4	Affiliated issuer — See Note 10.
5	Illiquid security.
6	Zero coupon rate security.
7	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 14.
8	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
9
Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $2,202,789 (cost $2,198,781) or 1.7% of total net assets — See Note 15.

10	Residual interest.
plc — Public Limited Company
REIT — Real Estate Investment Trust

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments in unaffiliated issuers, at value (cost $121,112,570)	$121,716,654
Investments in affiliated issuers, at value (cost $12,180,481)	12,126,325
Total investments (cost $133,293,051)	133,842,979
Cash	630,491
Prepaid expenses	4,410
Receivables:
Interest	717,031
Fund shares sold	86,495
Dividends	66,943
Securities sold	784
Total assets	135,349,133

Liabilities:
Reverse Repurchase Agreements	6,896,743
Payable for:
Management fees	27,172
Securities purchased	659,716
Fund shares redeemed	31,481
Distribution and service fees	26,955
Fund accounting/administration fees	10,243
Trustees’ fees*	5,054
Transfer agent/maintenance fees	4,074
Miscellaneous	37,505
Total liabilities	7,698,943
Net assets	$127,650,190

Net assets consist of:
Paid in capital	$132,386,174
Undistributed net investment income	2,294,184
Accumulated net realized loss on investments	(7,580,096)
Net unrealized appreciation on investments	549,928
Net assets	$127,650,190
Capital shares outstanding	8,032,008
Net asset value per share	$15.89

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Interest	$4,307,791
Dividends from securities of unaffiliated issuers	204,748
Dividends from securities of affiliated issuers	202,591
Total investment income	4,715,130

Expenses:
Management fees	712,359
Transfer agent/maintenance fees	25,005
Distribution and service fees	63,063
Fund accounting/administration fees	98,219
Interest expense	41,123
Trustees’ fees*	10,276
Line of credit fees	9,151
Custodian fees	6,093
Tax expense	3
Miscellaneous	119,857
Total expenses	1,085,149
Less:
Expenses waived by Adviser	(211,408)
Net expenses	873,741
Net investment income	3,841,389

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,018,392
Investments in affiliated issuers	(25,957)
Swap agreements	468,194
Foreign currency	(1,135)
Forward foreign currency exchange contracts	25,757
Options purchased	(115,258)
Options written	26,026
Realized gain distributions received from investment company shares	15,906
Net realized gain	1,411,925
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,457,233
Investments in affiliated issuers	(54,156)
Swap agreements	(83,700)
Net change in unrealized appreciation (depreciation)	2,319,377
Net realized and unrealized gain	3,731,302
Net increase in net assets resulting from operations	$7,572,691

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,841,389	$3,908,285
Net realized gain on investments	1,411,925	4,211,573
Net change in unrealized appreciation (depreciation) on investments	2,319,377	(6,427,341)
Net increase in net assets resulting from operations	7,572,691	1,692,517

Capital share transactions:
Proceeds from sale of shares	66,326,336	31,425,503
Cost of shares redeemed	(40,371,887)	(51,786,447)
Net increase (decrease) from capital share transactions	25,954,449	(20,360,944)
Net increase (decrease) in net assets	33,527,140	(18,668,427)

Net assets:
Beginning of year	94,123,050	112,791,477
End of year	$127,650,190	$94,123,050
Undistributed net investment income at end of year	$2,294,184	$3,078,802

Capital share activity:
Shares sold	4,264,463	2,168,510
Shares redeemed	(2,634,663)	(3,573,041)
Net increase (decrease) in shares	1,629,800	(1,404,531)

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES E (TOTAL RETURN BOND SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$14.70	$14.45	$13.65	$12.98	$12.24
Income (loss) from investment operations:
Net investment income (loss)[a]	.58	.54	.38	.34	.35
Net gain (loss) on investments (realized and unrealized)	.61	(.29)	.42	.33	.39
Total from investment operations	1.19	.25	.80	.67	.74
Net asset value, end of period	$15.89	$14.70	$14.45	$13.65	$12.98

Total Return[b]	8.10%	1.73%	5.86%	5.16%	6.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$127,650	$94,123	$112,791	$123,575	$127,091
Ratios to average net assets:
Net investment income (loss)	3.72%	3.69%	2.75%	2.57%	2.72%
Total expenses[c]	1.05%	1.07%	0.94%	0.92%	0.92%
Net expenses[d,e]	0.85%	0.87%	0.81%	0.81%	0.79%
Portfolio turnover rate	62%	109%	79%	49%	38%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating ratios for the periods would be:

12/31/14	12/31/13
0.79%	0.81%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

MANAGER'S COMMENTARY (Unaudited)	December 31, 2014

To Our Shareholders

The Series F (Floating Rate Strategies Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; Kevin H. Gundersen CFA, Senior Managing Director and Portfolio Manager; James W. Michal, Managing Director and Portfolio Manager; and Thomas J. Hauser, Managing Director and Portfolio Manager, who was added as a portfolio manager for the Series during the period. Michael P. Damaso no longer serves as a portfolio manager for the Series. In the following paragraphs, the investment team discusses the market environment and Series performance for the fiscal year ended December 31, 2014.

For the one-year period ended December 31, 2014, the Series F (Floating Rate Strategies Series) returned 2.38%, compared with the 2.04% return of its benchmark, the Credit Suisse Leveraged Loan Index.

After a strong start for leveraged credit in the first half of 2014, significant volatility in the second half ultimately culminated in the weakest performance since 2008 for high yield bonds and since 2011 for leveraged loans.

While the sell-off was initially sparked by market unease over the Fed winding down its purchases of U.S. Treasuries and mortgage-backed securities, it continued through the fourth quarter as markets grew anxious over the weakening global outlook and the potentially adverse effects of a continued plunge in oil prices on the leveraged credit market. With energy credit issuers making up more than 20% of the high yield bond market, the sudden decline in oil prices affected the prices of issuers in that sector, and the Fund moved quickly to reduce exposure to energy credits.

Sector fund flows remained volatile throughout the year. High-yield bond funds and bank loan funds recorded net outflows of $6.3 billion and $17.3 billion for the year, respectively.

Positive performance in the year was primarily a result of credit selection and timely moves between high yield and bank loan allocations. The Fund ended the period with approximately 70% of assets invested in leveraged loans, down slightly from the beginning of the period. The next-largest allocation, high yield bonds, doubled to about 11% at year end. Despite weaker performance in the broader bank loan market relative to high yield during the year, the Fund’s allocation to bank loans had a positive impact on portfolio performance as its loan positions handily outperformed the Credit Suisse Leveraged Loan Index by over the period.

Most bank loans traded wide of ex-recession averages for the period, indicating that there may be room for further spread compression. The Fund favored BB-rated and B-rated bank loans, which we believe offered better relative value than loans in the lower-quality CCC space. The Fund has maintained an average portfolio quality of B+ and has the ability to invest across the ratings spectrum.

The Fund’s overweight in floating rate securities is in line with our view that interest rates will remain low but volatile for an extended time, and meets investors’ need to protect against the inevitable volatility associated with an eventual change in policy from the Fed. Market volatility has begun to rise in part as a result of geo-political and macroeconomic uncertainty, and the Fed’s indicated intention to begin raising interest rates in 2015 looming. Our view is that it is prudent to protect against volatility and rising interest rates in advance of these factors becoming more pronounced. We believe bank loans will outperform fixed-rated investments in a rising rate environment.

While retail demand for bank loans weakened during the latter half of the year, institutional investor demand remained strong. Bank loans offer good investor protection at the high end of the capital structure, as evidenced by the record $124 billion of collateralized loan obligation (CLO) issuances in 2014. Combined with yields having increased in the high yield market and Treasury rates’ continuing declines, this should provide a tailwind to the asset category in the near term.

We remain positive on credit and do not expect to see widespread defaults over the next year, but with the potential for more volatility ahead, we continue to focus on upgrading credit quality. We believe current spreads present attractive entry points to certain sectors and credits. The sell-off over the past six months presents an opportunity to carefully analyze loans and bonds that may have been oversold and are currently trading below fair value.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

SERIES F (FLOATING RATE STRATEGIES SERIES)

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Holdings Diversification
(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Portfolio Composition by Quality Rating**
Rating
Fixed Income Instruments
AA	0.6%
A	5.0%
BBB	5.8%
BB	18.7%
B	62.1%
CCC	5.5%
NR	0.2%
Other Instruments
Short Term Investments	2.1%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Date: April 24, 2013

Ten Largest Holdings (% of Total Net Assets)
Cengage Learning Acquisitions, Inc.	1.8%
Active Network, Inc., The	1.6%
Phillips-Medsize Corp.	1.3%
BJ’s Wholesale Club, Inc.	1.3%
Compucom Systems, Inc.	1.2%
Fitness International LLC	1.2%
Albertson’s (Safeway) Holdings LLC	1.2%
Element Materials Technology	1.2%
Evergreen Skill	1.1%
Grocery Outlet, Inc.	1.1%
Top Ten Total	13.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*
Periods Ended December 31, 2014†

	1 Year	Since Inception (04/24/13)
Series F (Floating Rate Strategies Series)	2.38%	2.89%
Credit Suisse Leveraged Loan Index	2.04%	3.06%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

**
Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Shares	Value

SHORT TERM INVESTMENTS† - 2.0%
Federated U.S. Treasury Cash Reserve Fund	928,575	$928,575
Total Short Term Investments
(Cost $928,575)		928,575

	Face Amount

SENIOR FLOATING RATE INTERESTS††,2 - 82.4%
INDUSTRIAL - 18.1%
Element Materials Technology
5.25% due 08/06/21	$548,625	540,395
B/E Aerospace
4.00% due 11/19/21	500,000	496,999
CareCore National LLC
5.50% due 03/05/21	497,622	491,401
GYP Holdings III Corp.
4.75% due 04/01/21	497,500	481,953
Brickman Group Holdings, Inc.
4.00% due 12/18/20	495,504	480,173
Landmark Aviation (US)
4.75% due 10/25/19	463,169	458,538
AlliedBarton Security Services LLC
4.25% due 02/12/21	440,470	432,211
Power Borrower, LLC
4.25% due 05/06/20	430,096	417,912
Knowledge Learning Corp.
5.25% due 03/18/21	397,000	396,008
US Infrastructure Corp.
4.00% due 07/10/20	394,000	382,180
Thermasys Corp.
5.25% due 05/03/19	385,000	377,300
Nord Anglia Education Finance LLC
4.50% due 03/31/21	348,250	343,897
Amber Bidco Foster + Partners
4.62% due 07/18/21†††	350,000	343,372
Mitchell International, Inc.
8.50% due 10/11/21	300,000	298,050
Connolly Corp.
5.00% due 05/14/21	298,500	295,142
Mast Global
8.75% due 09/12/19†††,1	259,098	257,033
VAT Holding AG
4.75% due 02/11/21	248,125	245,748
Doncasters Group Ltd.
9.50% due 10/09/20	220,690	217,103
syncreon
5.25% due 10/28/20	198,000	192,060
SI Organization
5.75% due 11/23/19	187,435	186,029
Crosby Worldwide
3.75% due 11/23/20	168,050	156,287
NaNa Development Corp.
8.00% due 03/15/181	162,500	153,563
Learning Care Group (US), Inc.
5.50% due 05/05/21	149,250	147,571
Ceva Logistics US Holdings
6.50% due 03/19/21	156,453	145,501
Ceva Logistics Holdings BV (Dutch)
6.50% due 03/19/21	113,429	105,489
Ceva Group plc (United Kingdom)
6.50% due 03/19/21	108,374	100,788
Pregis Holding I Corp.
5.00% due 05/20/21	99,500	98,256
Landmark Aviation (Canada)
4.75% due 10/25/19	18,383	18,200
Ceva Logistics Canada, ULC
6.50% due 03/19/21	19,557	18,188
Total Industrial		8,277,347

TECHNOLOGY - 15.8%
Active Network, Inc., The
5.50% due 11/13/20	729,352	712,336
Evergreen Skill
5.75% due 04/28/21	532,250	520,109
MSC Software Corp.
5.00% due 05/29/20	497,500	495,013
Go Daddy Operating Company, LLC
4.75% due 05/13/21	494,471	490,041
TIBCO Software, Inc.
6.50% due 11/25/20	500,000	483,335
Deltek, Inc.
4.50% due 10/10/18	433,666	428,028
Flexera Software LLC
4.50% due 04/02/20	338,105	331,343
8.00% due 04/02/21	100,000	95,000
Greenway Medical Technologies
6.00% due 11/04/201	396,000	392,040
EIG Investors Corp.
5.00% due 11/09/19	393,020	390,072
Sabre, Inc.
4.50% due 02/19/19	395,000	387,594
LANDesk Group, Inc.
5.00% due 02/25/20	395,015	387,443
American Builders & Contractors Supply Co., Inc.
3.50% due 04/16/20	398,990	385,899
Aspect Software, Inc.
7.25% due 05/07/16	370,000	358,900
Wall Street Systems
4.50% due 04/30/21	327,174	321,448
Telx Group
4.50% due 04/09/20	149,250	144,773
7.50% due 04/09/21	100,000	97,167
CCC Information Services, Inc.
4.00% due 12/20/19	245,614	241,930

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value

Renaissance Learning Corp.
4.50% due 04/09/21	$248,125	$241,716
Sparta Holding Corp.
6.25% due 07/28/20†††	200,000	198,130
Infor (US), Inc.
3.75% due 06/03/20	167,404	161,985
Total Technology		7,264,302

CONSUMER, CYCLICAL - 13.8%
BJ’s Wholesale Club, Inc.
4.50% due 09/26/19	596,985	584,830
Compucom Systems, Inc.
4.25% due 05/07/20	600,000	571,878
Fitness International LLC
5.50% due 07/01/20	597,000	570,135
Eyemart Express
5.00% due 12/16/21	500,000	497,500
Ceridian Corp.
4.50% due 09/15/20	506,327	497,153
Dunkin’ Brands, Inc.
3.25% due 02/07/21	498,187	483,555
Smart & Final Stores LLC
4.75% due 11/15/19	414,105	407,893
Burger King Corp.
4.50% due 12/12/21	400,000	398,284
Lions Gate Entertainment Corp.
5.00% due 07/19/20	400,000	395,500
Information Resources, Inc.
4.75% due 09/26/20	395,000	393,025
American Tire Distributors, Inc.
5.75% due 06/01/18	347,874	347,004
Fleetpride Corp.
5.25% due 11/19/19	303,287	296,715
Dave & Busters, Inc.
4.25% due 07/25/20	202,830	201,563
Acosta, Inc.
5.00% due 09/26/21	200,000	199,714
Ollies Bargain Outlet
4.75% due 09/28/19	185,012	181,312
Mattress Firm
5.25% due 10/20/21	150,000	148,875
Aecom Techology Corp.
3.75% due 10/15/21	127,961	127,847
Total Consumer, Cyclical		6,302,783

FINANCIAL - 11.3%
Magic Newco, LLC
12.00% due 06/12/19	250,000	270,157
5.00% due 12/12/18	246,474	245,242
AssuredPartners
4.50% due 04/02/21	498,750	492,515
Transunion Holding Co.
4.00% due 04/09/21	496,250	488,185
Lineage Logistics LLC
4.50% due 04/07/21	496,250	480,951
HUB International Ltd.
4.25% due 10/02/20	493,769	477,104
STG-Fairway Acquisitions, Inc.
6.25% due 02/28/19	393,003	386,617
Cunningham Lindsey U.S., Inc.
5.00% due 12/10/19	392,982	382,175
HDV Holdings
5.75% due 12/18/181	338,760	336,928
DTZ US Borrower, LLC
5.50% due 11/04/21	300,000	298,500
American Stock Transfer & Trust
5.75% due 06/26/20	289,203	287,034
Fly Leasing Ltd.
4.50% due 08/09/19	285,000	282,595
Intertrust Group
8.00% due 04/11/22	200,000	197,000
Corporate Capital Trust
4.00% due 05/20/19	198,500	196,019
Harbourvest
3.25% due 02/04/21	171,712	165,487
Expert Global Solutions
8.52% due 04/03/18	161,981	160,767
RCS Capital
6.50% due 04/29/19	28,829	26,715
Total Financial		5,173,991

CONSUMER, NON-CYCLICAL - 9.5%
Phillips-Medsize Corp.
4.75% due 06/16/21	597,000	586,553
Albertson’s (Safeway) Holdings LLC
4.50% due 08/25/21	550,000	549,428
Grocery Outlet, Inc.
5.75% due 10/21/21	500,000	498,750
Performance Food Group
6.25% due 11/14/19	495,617	485,085
NES Global Talent
6.50% due 10/03/19	487,500	463,125
Reddy Ice Holdings, Inc.
6.75% due 04/01/191	393,985	346,707
Diamond Foods, Inc.
4.25% due 08/20/18	338,296	334,913
Arctic Glacier Holdings, Inc.
5.00% due 05/10/19	320,616	310,998
Authentic Brands
5.50% due 05/27/21	297,750	296,261
Mitel Networks Corp.
5.25% due 01/31/20	214,164	214,097
Hearthside Foods
4.50% due 06/02/21	149,250	147,571

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value

CTI Foods Holding Co. LLC
8.25% due 06/28/21	$100,000	$97,750
Total Consumer, Non-cyclical		4,331,238

COMMUNICATIONS - 7.7%
Cengage Learning Acquisitions, Inc.
7.00% due 03/31/20	845,117	835,609
Ziggo BV
3.50% due 01/15/22	500,000	485,400
Internet Brands
5.00% due 07/08/21	465,155	457,401
Avaya, Inc.
6.50% due 03/31/18	244,938	240,855
4.67% due 10/26/17	199,411	190,936
Live Nation Worldwide, Inc.
3.50% due 08/14/20	395,000	390,063
Asurion Corp.
5.00% due 05/24/19	384,447	378,888
MergerMarket Ltd.
4.50% due 02/04/21	347,375	328,269
Anaren, Inc.
5.50% due 02/18/21	148,500	145,530
9.25% due 08/18/21	100,000	98,625
Total Communications		3,551,576

BASIC MATERIALS - 4.6%
CPG International, Inc.
4.75% due 09/30/20	395,000	388,336
Royal Adhesives and Sealants
5.50% due 07/31/18	387,068	388,036
Ennis-Flint
4.25% due 03/31/21	297,750	283,607
7.75% due 09/30/21	100,000	90,000
Styrolution US Holding, LLC
6.50% due 11/07/19	300,000	290,250
Entegris, Inc.
3.50% due 04/30/21	246,503	240,649
Atkore International, Inc.
7.75% due 10/09/21	200,000	195,000
Minerals Technologies, Inc.
4.00% due 05/07/21	188,231	185,878
WR Grace & Co.
3.00% due 02/03/21	57,735	57,194
Total Basic Materials		2,118,950

ENERGY - 1.2%
Cactus Wellhead
7.00% due 07/31/20	548,625	433,413
Floatel International Ltd.
6.00% due 06/27/20	118,251	94,601
Total Energy		528,014

UTILITIES - 0.4%
Expro Holdings UK 3 Ltd.
5.75% due 09/02/21	249,375	203,241
Total Senior Floating Rate Interests
(Cost $38,489,718)		37,751,442

ASSET-BACKED SECURITIES†† - 12.5%
Castlelake Aircraft Securitization Trust
2014-1, 5.25% due 02/15/29	432,802	431,158
Gramercy Real Estate CDO 2007-1 Ltd.
2007-1A, 0.51% due 08/15/562,3	467,208	417,170
Cedar Woods CRE CDO Ltd.
2006-1A, 0.43% due 07/25/51	390,552	350,364
N-Star Real Estate CDO IX Ltd.
0.47% due 02/01/411	355,068	336,853
GreenPoint Mortgage Funding Trust
2005-HE4, 0.87% due 07/25/302	336,162	317,116
RAIT CRE CDO I Ltd.
2006-1X, 0.49% due 11/20/46	309,570	281,616
Salus CLO 2012-1 Ltd.
2013-1AN, 4.98% due 03/05/212,3	250,000	250,475
DIVCORE CLO Ltd.
2013-1A B, 4.06% due 11/15/32	250,000	250,075
Garrison Funding 2013-2 Ltd.
2013-2A, 4.88% due 09/25/232,3	250,000	247,575
COA Summit CLO Limited
2014-1A, 4.08% due 04/20/232,3	250,000	246,300
OZLM Funding Ltd.
2012-2A, 3.48% due 10/30/232,3	250,000	245,975
Newstar Commercial Loan Funding 2013-1 LLC
2013-1A, 4.80% due 09/20/232,3	250,000	245,575
Jasper CLO Ltd.
2005-1A, 1.13% due 08/01/172,3	250,000	244,475
NewStar Arlington Senior Loan Program LLC
2014-1A, 3.53% due 07/25/252,3	250,000	243,725
Acis CLO 2013-2 Ltd.
2013-2A, 4.08% due 10/14/222,3	250,000	241,825
Duane Street CLO IV Ltd.
2007-4A, 2.48% due 11/14/212,3	250,000	240,775
Kingsland III Ltd.
2006-3A, 1.83% due 08/24/212,3	250,000	238,500
Cerberus Onshore II CLO LLC
2014-1A, 4.23% due 10/15/232,3	250,000	236,400
ALM XIV Ltd.
2014-14A, 3.68% due 07/28/262,3	250,000	232,625
Kingsland IV Ltd.
2007-4A, 1.68% due 04/16/212,3	250,000	230,300
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 0.31% due 07/25/372,3	139,234	125,001
New Century Home Equity Loan Trust
2004-4, 0.96% due 02/25/352	58,210	52,856

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value

West Coast Funding Ltd.
2006-1A, 0.39% due 11/02/412,3	$21,756	$21,454
Total Asset-Backed Securities
(Cost $5,589,584)		5,728,188

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 1.2%
GreenPoint Mortgage Funding Trust
2006-AR1, 0.46% due 02/25/362	240,011	201,032
Nomura Resecuritization Trust
2012-1R, 0.61% due 08/27/472,3	151,042	139,714
Bear Stearns Mortgage Funding Trust
2007-AR5, 0.34% due 06/25/472	151,737	122,261
Morgan Stanley Re-REMIC Trust
2010-R5, 0.45% due 06/26/362,3	129,835	92,906
Total Collateralized Mortgage Obligations
(Cost $564,616)		555,913

MORTGAGE-BACKED SECURITIES†† - 0.3%
HarborView Mortgage Loan Trust
2006-12, 0.35% due 01/19/382	156,325	132,445
Total Mortgage-Backed Securities
(Cost $132,453)		132,445

Total Investments - 98.4%
(Cost $45,704,946)		$45,096,563
Other Assets & Liabilities, net - 1.6%		740,231
Total Net Assets - 100.0%		$45,836,794

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Illiquid security.
2	Variable rate security. Rate indicated is rate effective at December 31, 2014.
3
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $3,940,770 (cost $3,906,286), or 8.6% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

plc — Public Limited Company

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $45,704,946)	$45,096,563
Cash	154,259
Prepaid expenses	2,397
Receivables:
Securities sold	2,114,479
Interest	166,150
Fund shares sold	146,955
Total assets	47,680,803

Liabilities:
Unfunded loan commitment, at value (commitment fees received $52)	45
Payable for:
Securities purchased	1,792,724
Management fees	21,652
Distribution and service fees	10,231
Fund accounting/administration fees	3,888
Fund shares redeemed	2,184
Transfer agent/maintenance fees	2,123
Trustees’ fees*	460
Miscellaneous	10,702
Total liabilities	1,844,009
Net assets	$45,836,794

Net assets consist of:
Paid in capital	$44,590,258
Undistributed net investment income	1,752,081
Accumulated net realized gain on investments	102,831
Net unrealized depreciation on investments	(608,376)
Net assets	$45,836,794
Capital shares outstanding	1,747,052
Net asset value per share	$26.24

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Interest	$2,440,529
Dividends	3,719
Total investment income	2,444,248

Expenses:
Management fees	329,893
Transfer agent/maintenance fees	25,040
Distribution and service fees	126,882
Fund accounting/administration fees	48,215
Custodian fees	12,015
Trustees’ fees*	5,515
Line of credit fees	4,389
Tax expense	2
Miscellaneous	74,997
Total expenses	626,948
Less:
Expenses waived by Adviser	(36,089)
Net expenses	590,859
Net investment income	1,853,389

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	145,895
Net realized gain	145,895
Net change in unrealized appreciation (depreciation) on:
Investments	(826,040)
Net change in unrealized appreciation (depreciation)	(826,040)
Net realized and unrealized loss	(680,145)
Net increase in net assets resulting from operations	$1,173,244

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Period Ended December 31, 2013[a]
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,853,389	$763,204
Net realized gain on investments	145,895	85,624
Net change in unrealized appreciation (depreciation) on investments	(826,040)	217,664
Net increase in net assets resulting from operations	1,173,244	1,066,492

Capital share transactions:
Proceeds from sale of shares	50,117,000	62,571,845
Cost of shares redeemed	(51,795,965)	(17,295,822)
Net increase (decrease) from capital share transactions	(1,678,965)	45,276,023
Net increase (decrease) in net assets	(505,721)	46,342,515

Net assets:
Beginning of period	46,342,515	—
End of period	$45,836,794	$46,342,515
Undistributed net investment income at end of period	$1,752,081	$794,675

Capital share activity:
Shares sold	1,921,033	2,495,635
Shares redeemed	(1,983,273)	(686,343)
Net increase (decrease) in shares	(62,240)	1,809,292

[a]	Since commencement of operations: April 24, 2013.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES F (FLOATING RATE STRATEGIES SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Period Ended December 31, 2013[a]
Per Share Data
Net asset value, beginning of period	$25.61	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.95	.49
Net gain (loss) on investments (realized and unrealized)	(.32)	.12
Total from investment operations	.63	.61
Net asset value, end of period	$26.24	$25.61

Total Return[c]	2.38%	2.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,837	$46,343
Ratios to average net assets:
Net investment income (loss)	3.65%	2.81%
Total expenses	1.24%	1.35%[d]
Net expenses[e]	1.16%	1.17%
Portfolio turnover rate	90%	53%

[a]	Since commencement of operations: April 24, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Due to limited length of Fund operations, ratios for this period may not be indicative of future performance.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the periods would be:

12/31/14	12/31/13
1.15%	1.15%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

MANAGER'S COMMENTARY (Unaudited)	December 31, 2014

To Our Shareholders:

The Series J (StylePlus—Mid Growth Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chairman of Investments and Chief Investment Officer; Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; and Scott Hammond, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2014.

For the year ended December 31, 2014, the Series J (StylePlus—Mid Growth Series) returned 13.05%, compared with the 11.90% return of its benchmark, the Russell Midcap® Growth Index.

The Fund seeks to outperform the Russell Midcap Growth Index by combining actively managed and passive equity exposure, along with an actively managed fixed income portfolio. The passive equity position is maintained with swap agreements and futures contracts. The Fund’s fixed income component invests in a variety of fixed income sectors, including asset-backed securities (ABS), mortgage-backed securities (MBS), high yield corporate bonds and bank loans.

The allocation between active and passive equity is tactically managed based on the environment for stock-picking opportunities. When stock selection opportunities are less attractive, the Fund invests in derivatives based on the target index, backed by a diversified portfolio of fixed income instruments. In this way, the Fund believes it will deliver the target index return plus an alpha component commensurate with the yield achieved on the active fixed income portfolio.

For the period, the Fund maintained an average allocation of a little more than 20% to the actively managed equity allocation and slightly less than 80% to the passive equity position. The actively managed equity sleeve was scaled down from 25% to 20% mid-year, as U.S. equity and credit markets became more volatile beginning in the third quarter. While the sell-off was initially sparked by market unease over the Fed winding down its purchases of U.S. Treasuries and mortgage-backed securities, it continued through the fourth quarter as markets grew anxious over the weakening global outlook. The actively managed sleeve was maintained at about 20% for the rest of the period.

The Fund’s active equity and active fixed income exposures both contributed to performance for the period. The passive equity position was neutral to performance, and the swap agreements contributed to performance.

The actively managed equity portfolio was underweight the more expensive smaller and momentum names (based on various measures, such as price-to-earnings), and overweight the less expensive and larger holdings. Sectors that contributed most to performance for the year were Industrials and Health Care. Sectors that detracted most from performance for the year were Consumer Discretionary and Telecommunication Services.

Uncorrelated with the Fund’s active equity component, the fixed-income component was largely invested in ABS and MBS. These positions constituted the majority of the fixed income sleeve’s total return.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

SERIES J (STYLEPLUS—MID GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital

Holdings Diversification
(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Portfolio Composition by Quality Rating**
Rating
Fixed Income Instruments
AAA	6.1%
AA	2.6%
A	5.0%
BBB	5.1%
BB	0.5%
B	2.3%
CCC	0.4%
Other Instruments
Mutual Funds	53.1%
Common Stocks	20.6%
Short Term Investments	4.3%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Date: October 1, 1992

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	23.1%
Guggenheim Strategy Fund I	16.5%
Guggenheim Strategy Fund II	8.0%
Guggenheim Strategy Fund III	5.7%
HSI Asset Securitization Corporation Trust — Class 2A3	1.0%
Duane Street CLO IV Ltd. — Class A1T	0.9%
Resource Capital Corporation CRE Notes 2013 Ltd. — Class B	0.8%
Boca Hotel Portfolio Trust — Class D	0.8%
Goldman Sachs Asset Management CLO plc — Class D	0.7%
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series — Class A2D	0.7%
Top Ten Total	58.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*
Periods Ended December 31, 2014†

	1 Year	5 Year	10 Year
Series J (StylePlus—Mid Growth Series)	13.05%	15.21%	5.92%
Russell Midcap Growth Index	11.90%	16.94%	9.43%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

**
Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value

COMMON STOCKS† - 20.7%

CONSUMER, NON-CYCLICAL - 6.5%
Mylan, Inc.*	7,967	$449,100
Mead Johnson Nutrition Co. — Class A	4,041	406,282
Constellation Brands, Inc. — Class A*	4,013	393,956
Keurig Green Mountain, Inc.	2,930	387,917
Kroger Co.	5,865	376,592
Western Union Co.	21,005	376,200
Dr Pepper Snapple Group, Inc.	5,073	363,632
Brown-Forman Corp. — Class B	3,990	350,482
Cigna Corp.	3,382	348,042
Campbell Soup Co.	7,735	340,340
Coca-Cola Enterprises, Inc.	7,002	309,628
Vertex Pharmaceuticals, Inc.*	2,525	299,970
Monster Beverage Corp.*	2,738	296,662
Cardinal Health, Inc.	3,653	294,907
Kellogg Co.	4,346	284,402
Hormel Foods Corp.	5,337	278,058
United Rentals, Inc.*	2,612	266,450
Clorox Co.	2,546	265,319
St. Jude Medical, Inc.	3,892	253,096
DaVita HealthCare Partners, Inc.*	3,288	249,033
Booz Allen Hamilton Holding Corp.	8,566	227,256
Illumina, Inc.*	1,170	215,959
Boston Scientific Corp.*	16,238	215,154
Ingredion, Inc.	2,460	208,706
Estee Lauder Companies, Inc. — Class A	2,624	199,949
Whole Foods Market, Inc.	3,726	187,865
Hologic, Inc.*	6,788	181,511
RR Donnelley & Sons Co.	10,521	176,805
AmerisourceBergen Corp. — Class A	1,787	161,116
Total System Services, Inc.	4,601	156,250
Varian Medical Systems, Inc.*	1,656	143,261
Avis Budget Group, Inc.*	2,091	138,696
CR Bard, Inc.	806	134,296
H&R Block, Inc.	3,537	119,126
Henry Schein, Inc.*	829	112,868
Hertz Global Holdings, Inc.*	4,515	112,604
Zoetis, Inc.	2,564	110,329
KAR Auction Services, Inc.	3,152	109,217
Avon Products, Inc.	11,565	108,595
DENTSPLY International, Inc.	2,014	107,286
Quanta Services, Inc.*	3,677	104,390
McCormick & Company, Inc.	1,401	104,094
Mallinckrodt plc*	1,031	102,100
Jazz Pharmaceuticals plc*	618	101,185
Hershey Co.	958	99,565
Intuitive Surgical, Inc.*	186	98,383
PAREXEL International Corp.*	1,766	98,119
HealthSouth Corp.	2,540	97,688
HCA Holdings, Inc.*	1,295	95,040
Total Consumer, Non-cyclical		10,617,481

INDUSTRIAL - 4.3%
Parker-Hannifin Corp.	3,401	438,559
Dover Corp.	5,830	418,128
Rockwell Automation, Inc.	3,746	416,555
Corning, Inc.	16,099	369,150
Fluor Corp.	6,073	368,206
Pentair plc	5,338	354,550
Cummins, Inc.	2,292	330,438
Agilent Technologies, Inc.	8,020	328,339
AMETEK, Inc.	5,472	287,991
Flowserve Corp.	4,774	285,628
Stanley Black & Decker, Inc.	2,919	280,458
Roper Industries, Inc.	1,740	272,049
Ingersoll-Rand plc	3,860	244,685
Huntington Ingalls Industries, Inc.	2,132	239,765
Tyco International plc	4,959	217,502
Lincoln Electric Holdings, Inc.	2,838	196,077
Masco Corp.	6,341	159,793
Waste Management, Inc.	2,194	112,596
Timken Co.	2,622	111,907
Moog, Inc. — Class A*	1,438	106,455
Waters Corp.*	934	105,280
Covanta Holding Corp.	4,755	104,658
Waste Connections, Inc.	2,378	104,608
Xylem, Inc.	2,681	102,066
Colfax Corp.*	1,967	101,438
Clean Harbors, Inc.*	2,106	101,193
IDEX Corp.	1,275	99,246
Donaldson Company, Inc.	2,558	98,816
Nordson Corp.	1,258	98,074
Allegion plc	1,757	97,443
Martin Marietta Materials, Inc.	880	97,082
Keysight Technologies, Inc.*	2,854	96,380
FLIR Systems, Inc.	2,979	96,251
Trimble Navigation Ltd.*	3,541	93,978
Kirby Corp.*	1,101	88,895
Total Industrial		7,024,239

TECHNOLOGY - 3.2%
Cerner Corp.*	5,313	343,539
Teradata Corp.*	7,203	314,627
SanDisk Corp.	2,930	287,082
NetApp, Inc.	6,718	278,461
Citrix Systems, Inc.*	3,864	246,523
DST Systems, Inc.	2,492	234,621
Computer Sciences Corp.	3,665	231,078
Activision Blizzard, Inc.	11,196	225,599
Applied Materials, Inc.	8,836	220,193
Fiserv, Inc.*	2,942	208,794
IHS, Inc. — Class A*	1,616	184,030
Intuit, Inc.	1,983	182,813
Dun & Bradstreet Corp.	1,378	166,683
Solera Holdings, Inc.	2,911	148,985
Aspen Technology, Inc.*	3,862	135,247

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value

Pitney Bowes, Inc.	5,428	$132,280
VeriFone Systems, Inc.*	3,453	128,452
Xilinx, Inc.	2,681	116,060
Red Hat, Inc.*	1,612	111,454
NCR Corp.*	3,790	110,441
Paychex, Inc.	2,390	110,346
Cadence Design Systems, Inc.*	5,579	105,834
Riverbed Technology, Inc.*	5,167	105,458
Teradyne, Inc.	5,064	100,217
Broadridge Financial Solutions, Inc.	2,149	99,241
KLA-Tencor Corp.	1,407	98,940
Genpact Ltd.*	5,212	98,663
Akamai Technologies, Inc.*	1,566	98,595
Workday, Inc. — Class A*	1,190	97,116
Electronic Arts, Inc.*	2,065	97,086
Avago Technologies Ltd.	964	96,969
Diebold, Inc.	2,793	96,750
PTC, Inc.*	2,563	93,934
Total Technology		5,306,111

CONSUMER, CYCLICAL - 3.0%
Southwest Airlines Co.	6,422	271,780
Macy’s, Inc.	4,120	270,890
Chipotle Mexican Grill, Inc. — Class A*	353	241,632
Harley-Davidson, Inc.	3,654	240,835
United Continental Holdings, Inc.*	3,533	236,323
PACCAR, Inc.	3,427	233,070
The Gap, Inc.	5,103	214,887
Best Buy Company, Inc.	4,654	181,413
VF Corp.	2,388	178,861
Allison Transmission Holdings, Inc.	4,988	169,094
WW Grainger, Inc.	645	164,404
Dollar General Corp.*	2,321	164,094
Wynn Resorts Ltd.	1,034	153,818
Lear Corp.	1,567	153,691
Nordstrom, Inc.	1,919	152,349
Dollar Tree, Inc.*	2,157	151,810
Hilton Worldwide Holdings, Inc.*	5,770	150,539
Starwood Hotels & Resorts Worldwide, Inc.	1,773	143,737
Kohl’s Corp.	2,287	139,598
Wyndham Worldwide Corp.	1,585	135,930
O’Reilly Automotive, Inc.*	671	129,248
Genuine Parts Co.	1,173	125,007
BorgWarner, Inc.	2,066	113,527
Johnson Controls, Inc.	2,204	106,541
MGM Resorts International*	4,980	106,472
HD Supply Holdings, Inc.*	3,463	102,124
Coach, Inc.	2,684	100,811
Alaska Air Group, Inc.	1,686	100,755
Polaris Industries, Inc.	662	100,121
Ralph Lauren Corp. — Class A	531	98,320
Total Consumer, Cyclical		4,831,681

COMMUNICATIONS - 2.6%
VeriSign, Inc.*	6,813	388,341
Juniper Networks, Inc.	14,902	332,614
Liberty Interactive Corp. — Class A*	11,180	328,916
Netflix, Inc.*	848	289,685
ARRIS Group, Inc.*	8,596	259,513
Omnicom Group, Inc.	3,331	258,053
Discovery Communications, Inc. — Class A*	6,473	222,994
LinkedIn Corp. — Class A*	917	210,644
Harris Corp.	2,481	178,185
Motorola Solutions, Inc.	2,338	156,833
Twitter, Inc.*	4,319	154,922
Anixter International, Inc.*	1,672	147,905
Viacom, Inc. — Class B	1,845	138,836
Level 3 Communications, Inc.*	2,511	123,993
EchoStar Corp. — Class A*	2,189	114,923
Scripps Networks Interactive, Inc. — Class A	1,369	103,045
CBS Corp. — Class B	1,801	99,667
Pandora Media, Inc.*	5,555	99,046
Alliance Data Systems Corp.*	346	98,973
CommScope Holding Company, Inc.*	4,306	98,306
Sirius XM Holdings, Inc.*	27,513	96,296
F5 Networks, Inc.*	731	95,370
Discovery Communications, Inc. — Class C*	2,763	93,168
IAC/InterActiveCorp	1,512	91,914
Total Communications		4,182,142

ENERGY - 1.1%
National Oilwell Varco, Inc.	3,584	234,860
Valero Energy Corp.	4,086	202,256
Marathon Petroleum Corp.	1,950	176,007
Cameron International Corp.*	2,530	126,374
Chesapeake Energy Corp.	5,518	107,987
Kosmos Energy Ltd.*	12,860	107,895
ONEOK, Inc.	2,119	105,505
Helmerich & Payne, Inc.	1,552	104,636
Superior Energy Services, Inc.	5,152	103,813
Pioneer Natural Resources Co.	696	103,600
Noble Energy, Inc.	2,155	102,212
FMC Technologies, Inc.*	2,172	101,736
HollyFrontier Corp.	2,570	96,324
Southwestern Energy Co.*	3,245	88,556
Total Energy		1,761,761

Total Common Stocks
(Cost $31,674,432)		33,723,415

MUTUAL FUNDS†,1 - 53.3%
Guggenheim Variable Insurance Strategy Fund III	1,517,495	37,694,577
Guggenheim Strategy Fund I	1,083,259	26,908,165
Guggenheim Strategy Fund II	524,574	13,035,663

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value

Guggenheim Strategy Fund III	372,778	$9,259,798
Total Mutual Funds
(Cost $87,253,851)		86,898,203

SHORT TERM INVESTMENTS† - 4.3%
Dreyfus Treasury Prime Cash Management Fund	7,022,709	7,022,709
Total Short Term Investments
(Cost $7,022,709)		7,022,709

	Face Amount

ASSET-BACKED SECURITIES†† - 17.2%
Duane Street CLO IV Ltd.
2007-4A, 0.46% due 11/14/212,3	$1,443,576	1,431,305
Goldman Sachs Asset Management CLO plc
2007-1A, 2.98% due 08/01/222,3	1,200,000	1,191,840
Brentwood CLO Corp.
2006-1A, 0.50% due 02/01/222,3	833,640	821,052
2006-1A, 1.05% due 02/01/222,3	400,000	361,080
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W3, 0.51% due 11/25/352	1,217,043	1,169,162
Garrison Funding 2013-2 Ltd.
2013-2A, 2.03% due 09/25/232,3	1,170,000	1,165,905
Salus CLO 2012-1 Ltd.
2013-1AN, 2.48% due 03/05/212,3	1,100,000	1,096,920
Cerberus Onshore II CLO LLC
2014-1A, 2.93% due 10/15/232,3	850,000	837,335
2014-1A, 2.23% due 10/15/232,3	250,000	249,450
ALM VII R-2 Ltd.
2013-7R2A, 2.83% due 04/24/242,3	1,100,000	1,059,190
JP Morgan Mortgage Acquisition Trust
2007-CH3, 0.32% due 03/25/372	1,068,055	1,053,121
Central Park CLO Ltd.
2011-1A, 3.43% due 07/23/222,3	1,040,000	1,026,896
Cornerstone CLO Ltd.
2007-1A, 0.45% due 07/15/212,3	1,010,538	1,001,646
Symphony CLO IX, LP
2012-9A, 2.73% due 04/16/222,3	500,000	499,400
2012-9A, 3.48% due 04/16/222,3	500,000	495,400
KKR Financial CLO 2007-1 Ltd.
2007-1A, 2.48% due 05/15/212,3	950,000	941,640
N-Star REL CDO VIII Ltd.
2006-8A, 0.46% due 02/01/412,3	923,177	889,019
Black Diamond CLO 2005-1 Delaware Corp.
2005-1A, 2.15% due 06/20/172,3	900,000	873,810
GSC Group CDO Fund VIII Ltd.
2007-8A, 0.61% due 04/17/212,3	850,000	834,190
Aegis Asset Backed Securities Trust
2005-3, 0.64% due 08/25/352	828,590	816,931
GreenPoint Mortgage Funding Trust
2005-HE4, 0.87% due 07/25/302	864,417	815,440
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust
2006-3, 0.32% due 01/25/372	809,962	775,510
Symphony CLO VII Ltd.
2011-7A, 3.43% due 07/28/212,3	750,000	748,950
Race Point V CLO Ltd.
2014-5AR, 3.09% due 12/15/222,3	700,000	697,130
Black Diamond CLO 2006-1 Luxembourg S.A.
2007-1A, 0.62% due 04/29/192,3	700,000	658,490
Foothill CLO Ltd.
2007-1A, 0.48% due 02/22/212,3	661,513	656,287
Northwoods Capital VII Ltd.
2006-7A, 1.78% due 10/22/212,3	650,000	642,980
Popular ABS Mortgage Pass-Through Trust
2005-A, 0.60% due 06/25/352	665,684	641,152
H2 Asset Funding Ltd.
2.06% due 03/19/37	600,000	601,260
Golub Capital Partners CLO 18 Ltd.
2014-18A, 2.73% due 04/25/262,3	590,000	588,525
OFSI Fund V Ltd.
2013-5A, 3.43% due 04/17/252,3	600,000	579,120
Halcyon Loan Advisors Funding 2012-1 Ltd.
2012-1A, 3.23% due 08/15/232,3	500,000	485,550
NewStar Commercial Loan Trust
2007-1A, 1.53% due 09/30/222,3	500,000	474,500
DIVCORE CLO Ltd.
2013-1A B, 4.06% due 11/15/32	400,000	400,120
Soundview Home Loan Trust
2003-1, 2.42% due 08/25/312	358,747	355,698
Tricadia CDO 2006-6 Ltd.
2006-6A, 0.78% due 11/05/412,3	326,450	324,361
Race Point IV CLO Ltd.
2007-4A, 0.98% due 08/01/212,3	300,000	291,420
West Coast Funding Ltd.
2006-1A, 0.39% due 11/02/412,3	203,718	200,886
Global Leveraged Capital Credit Opportunity Fund
2006-1A, 0.53% due 12/20/182,3	186,091	185,849
Golub Capital Partners Fundings Ltd.
2007-1A, 0.49% due 03/15/222,3	104,493	103,887
Total Asset-Backed Securities
(Cost $27,714,233)		28,042,407

MORTGAGE-BACKED SECURITIES†† - 4.8%
HSI Asset Securitization Corporation Trust
2007-WF1, 0.34% due 05/25/372	1,670,909	1,616,026
Resource Capital Corporation CRE Notes 2013 Ltd.
2013-CRE1, 3.01% due 12/15/282,3	1,250,000	1,255,637
Boca Hotel Portfolio Trust
2013-BOCA, 3.21% due 08/15/262,3	1,250,000	1,249,242
Hilton USA Trust
2013-HLF, 2.92% due 11/05/302,3	1,084,012	1,084,068

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Face Amount	Value

SRERS Funding Ltd.
2011-RS, 0.41% due 05/09/462,3	$964,393	$918,585
Bank of America Merrill Lynch Commercial Mortgage, Inc.
2005-6, 6.13% due 09/10/472,3	702,400	712,935
HarborView Mortgage Loan Trust
2006-12, 0.35% due 01/19/382	781,627	662,227
Wachovia Bank Commercial Mortgage Trust Series
2007-WHL8, 0.24% due 06/15/202,3	352,768	351,949
Total Mortgage-Backed Securities
(Cost $7,714,116)		7,850,669

Total Investments - 100.3%
(Cost $161,379,341)		$163,537,403
Other Assets & Liabilities, net - (0.3)%		(470,976)
Total Net Assets - 100.0%		$163,066,427

	Units	Unrealized Gain

OTC EQUITY INDEX SWAP AGREEMENTS††
Morgan Stanley Capital Services, Inc. January 2015 Russell MidCap Growth Index Swap, Terminating 01/02/154 (Notional Value $127,205,619)	170,086	$1,307,479

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Affiliated issuer — See Note 10.
2	Variable rate security. Rate indicated is rate effective at December 31, 2014.
3
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $26,986,429 (cost $26,775,589), or 16.5% of total net assets. These securities have been determined to be liquid under guidelines established by Board of Trustees.

4	Total Return based on Russell MidCap Growth Index +/- financing at a variable rate.
plc — Public Limited Company

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES J (STYLEPLUS—MID GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments in unaffiliated issuers, at value (cost $74,125,490)	$76,639,200
Investments in affiliated issuers, at value (cost $87,253,851)	86,898,203
Total investments (cost $161,379,341)	163,537,403
Unrealized appreciation on swap agreements	1,307,479
Cash	34,895
Prepaid expenses	7,166
Receivables:
Securities sold	515,278
Dividends	157,772
Interest	88,439
Fund shares sold	5,593
Total assets	165,654,025

Liabilities:
Segregated cash from broker	2,197,000
Payable for:
Securities purchased	138,908
Fund shares redeemed	112,929
Management fees	103,350
Fund accounting/administration fees	13,091
Transfer agent/maintenance fees	3,299
Trustees’ fees*	2,108
Miscellaneous	16,913
Total liabilities	2,587,598
Net assets	$163,066,427

Net assets consist of:
Paid in capital	$166,602,724
Undistributed net investment income	1,766,590
Accumulated net realized loss on investments	(8,768,428)
Net unrealized appreciation on investments	3,465,541
Net assets	$163,066,427
Capital shares outstanding	3,319,893
Net asset value per share	$49.12

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Interest	$1,647,396
Dividends from securities of affiliated issuers	1,036,101
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $641)	509,334
Total investment income	3,192,831

Expenses:
Management fees	1,180,564
Transfer agent/maintenance fees	25,005
Fund accounting/administration fees	149,536
Trustees’ fees*	16,925
Line of credit fees	14,534
Custodian fees	12,056
Tax expense	4
Miscellaneous	150,743
Total expenses	1,549,367
Less:
Expenses waived by Adviser	(31,393)
Net expenses	1,517,974
Net investment income	1,674,857

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	5,511,744
Investments in affiliated issuers	(131,677)
Swap agreements	11,783,213
Futures contracts	117,377
Net realized gain	17,280,657
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(657,205)
Investments in affiliated issuers	(222,646)
Swap agreements	1,307,479
Futures contracts	(29,603)
Net change in unrealized appreciation (depreciation)	398,025
Net realized and unrealized gain	17,678,682
Net increase in net assets resulting from operations	$19,353,539

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

SERIES J (STYLEPLUS—MID GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,674,857	$249,176
Net realized gain on investments	17,280,657	42,585,332
Net change in unrealized appreciation (depreciation) on investments	398,025	(3,723,086)
Net increase in net assets resulting from operations	19,353,539	39,111,422

Capital share transactions:
Proceeds from sale of shares	8,383,416	5,825,753
Cost of shares redeemed	(21,801,449)	(26,061,600)
Net decrease from capital share transactions	(13,418,033)	(20,235,847)
Net increase in net assets	5,935,506	18,875,575

Net assets:
Beginning of year	157,130,921	138,255,346
End of year	$163,066,427	$157,130,921
Undistributed net investment income at end of year	$1,766,590	$249,176

Capital share activity:
Shares sold	180,942	151,861
Shares redeemed	(477,751)	(688,120)
Net decrease in shares	(296,809)	(536,259)

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES J (STYLEPLUS—MID GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$43.45	$33.29	$28.75	$30.05	$24.20
Income (loss) from investment operations:
Net investment income (loss)[a]	.49	.06	.05	(.03)	(.02)
Net gain (loss) on investments (realized and unrealized)	5.18	10.10	4.49	(1.27)	5.87
Total from investment operations	5.67	10.16	4.54	(1.30)	5.85
Net asset value, end of period	$49.12	$43.45	$33.29	$28.75	$30.05

Total Return[b]	13.05%	30.52%	15.79%	(4.33%)	24.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$163,066	$157,131	$138,255	$136,469	$169,388
Ratios to average net assets:
Net investment income (loss)	1.06%	0.17%	0.14%	(0.10%)	(0.10%)
Total expenses[d]	0.98%	0.98%	0.95%	0.91%	0.91%
Net expenses[c,d]	0.96%	0.98%	0.95%	0.91%	0.91%
Portfolio turnover rate	100%	245%	150%	155%	130%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

MANAGER'S COMMENTARY (Unaudited)	December 31, 2014

To Our Shareholders

The Series M (Macro Opportunities Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; and James W. Michal, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and Series performance for the fiscal year ended December 31, 2014.

For the one-year period ended December 31, 2014 (the “period”), the Series M (Macro Opportunities Series) returned 5.35%, compared with the 0.04% return of its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

The Fund seeks to provide total return, comprised of current income and capital appreciation. The Fund pursues its investment objective by investing in a wide range of fixed income and other debt and equity securities selected from a variety of sectors and credit qualities. The Fund may engage in derivative transactions for speculative purposes to enhance total return, seek to hedge against fluctuations in securities prices, interest rates or currency rates, change the effective duration of its portfolio, manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies.

Credit-spread and risk assets continued to find investor favor through 2014, even though severe winter weather in the first quarter produced volatility and mixed economic data. Additional liquidity from central banks outside the U.S. supported foreign capital flows into U.S. assets, which, along with the search for yield among U.S. investors, was positive for fixed income. The yield on the U.S. government 10-year bond declined from 3.03% to 2.17%, and we expect longer-term rates to remain range-bound in the near-term, with the potential for downward pressure.

But just as the market appeared to be growing complacent in the third quarter of 2014, leveraged credit had its first correction in a year, as mutual fund investors withdrew from the sector amid concerns about frothy valuations and talk of credit bubble. U.S. equity and credit markets were not safe from the risk aversion that drove volatility during the second half of the year. While the sell-off was initially sparked by market unease over the Fed winding down its purchases of U.S. Treasuries and mortgage-backed securities, it continued through the fourth quarter as markets grew anxious over the weakening global outlook.

High yield corporate bonds and bank loans continued their strong performance through the first half of 2014, but then faltered in the second half. High-yield bond funds and bank loan funds recorded net outflows of $6.3 billion and $17.3 billion for the year, respectively. Leveraged credit new issue activity remained robust despite weaker demand, reaching $833 billion–the second highest volume on record. Mergers, acquisitions and leveraged buyout activity represented 40% of new issue volume, the highest share since 2008. The decline in oil prices during the second half had a material impact on high-yield bond spreads generally, as energy-related companies represented 16% of the high-yield corporate bond market.

ABS performance was positive for the fourth quarter, as rates markets sold off primarily in the front end of the curve, and for the year. New ABS issuance for the year was $222.4 billion, 21% above 2013. New ABS issuance was diversified across all classes, with auto and credit card new issues remaining strong. Credit performance across the commercial ABS and CLO sectors remain favorable given the benign credit conditions and collateral valuations across the U.S. economy.

The non-Agency RMBS market showed positive performance, even though mortgage credit fundamentals dimmed a bit at the end of the year. The inventory of homes listed for sale remained historically low (at 5.1 months) despite increasing over early 2014. Existing home sales remained in the 4.9 to 5.2 million range (seasonally-adjusted annualized) but remain below the post-crisis peak seen in mid 2013. New home sales and housing starts remain near post-crisis highs, but at year end were mixed relative to consensus expectations.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGER'S COMMENTARY (Unaudited)(concluded)	December 31, 2014

During the period, the Fund continued to see further price appreciation attributable to tightening of credit spreads outside of high yield. Positive returns have largely been driven by the Fund’s investments in asset-backed securities (ABS) as spreads continued to normalize across various subsectors including collateralized loan obligations (CLOs), commercial real estate collateralized debt obligations (CDOs), and aircraft lease securitizations. For the year, macroeconomic themed investments including long dollar and short euro positions also added to the Fund’s performance, while investments in gold were a minor detractor.

The Fund continues to maintain very little interest rate duration, particularly at the front end of the yield curve, and thus has largely avoided losses due to a flattening curve. The concentration of the Fund’s credit investments in relatively short maturity high yield bonds and leveraged loans has muted the impact of the recent turmoil in risk assets and the Fund continues to use these periods of weakness to add to attractive assets.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

SERIES M (MACRO OPPORTUNITIES SERIES)

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification
(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Portfolio Composition by Quality Rating**
Rating
Fixed Income Instruments
AA	1.5%
A	8.8%
BBB	20.5%
BB	11.0%
B	19.9%
CCC	7.1%
CC	1.3%
D	0.3%
NR	0.3%
Other Instruments
Mutual Funds	21.4%
Short Term Investments	2.9%
Common Stocks	2.9%
Preferred Stocks	2.1%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Date: April 24, 2013

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Limited Duration Fund - Institutional Class	16.6%
Guggenheim Macro Opportunities Fund - Institutional Class	4.5%
Gramercy Real Estate CDO 2007-1 Ltd. — Class A1	1.7%
LCM X, LP — Class DR	1.5%
Rise Ltd.	1.4%
SunTrust Banks, Inc.	1.4%
AABS Ltd.	1.3%
Castlelake Aircraft Securitization Trust 2014-1 — Class A1	1.3%
Ollies Bargain Outlet	1.3%
Seaspan Corp.	1.0%
Top Ten Total	32.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*
Periods Ended December 31, 2014†

	1 Year	Since Inception (04/24/13)
Series M (Macro Opportunities Series)	5.35%	3.72%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.04%	0.05%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

**
Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS	December 31, 2014
SERIES M (MACRO OPPORTUNITIES SERIES)

	Shares	Value

PREFERRED STOCKS† - 2.1%
Seaspan Corp.
6.38% due 04/30/19	14,000	$347,200
Aspen Insurance Holdings Ltd.
5.95%1,2	10,000	252,600
CoBank ACB
6.20%1,2	1,000	100,000
Total Preferred Stocks
(Cost $700,000)		699,800

EXCHANGE-TRADED FUNDS† - 2.8%
SPDR EURO STOXX 50 ETF	7,300	269,078
iShares MSCI Italy Capped ETF	19,200	261,120
iShares MSCI Spain Capped ETF	7,500	259,725
iShares iBoxx $ High Yield Corporate Bond ETF	1,700	152,320
Total Exchange-Traded Funds
(Cost $1,043,075)		942,243

MUTUAL FUNDS†,3 - 21.1%
Guggenheim Limited Duration Fund - Institutional Class	222,170	5,512,035
Guggenheim Macro Opportunities Fund - Institutional Class	56,269	1,511,390
Total Mutual Funds
(Cost $7,049,235)		7,023,425

SHORT TERM INVESTMENTS† - 2.8%
Federated U.S. Treasury Cash Reserve Fund	945,111	945,111
Total Short Term Investments
(Cost $945,111)		945,111

	Face Amount

ASSET-BACKED SECURITIES†† - 31.3%
Gramercy Real Estate CDO 2007-1 Ltd.
2007-1A, 0.51% due 08/15/561,4	$622,944	556,228
LCM X, LP
2014-10AR, 3.98% due 04/15/221,4	500,000	495,300
Rise Ltd.
4.74% due 02/12/39	473,958	476,328
AABS Ltd.
4.87% due 01/15/38	440,104	445,033
Castlelake Aircraft Securitization Trust
2014-1, 5.25% due 02/15/29	432,802	431,158
Great Lakes CLO 2014-1 Ltd.
2014-1A, 4.43% due 04/15/251,4	350,000	338,555
N-Star Real Estate CDO IX Ltd.
0.47% due 02/01/415	355,068	336,853
Cedar Woods CRE CDO Ltd.
2006-1A, 0.43% due 07/25/51	360,509	323,413
CIT Mortgage Loan Trust
2007-1, 1.62% due 10/25/371,4	325,000	305,350
GreenPoint Mortgage Funding Trust
2005-HE4, 0.87% due 07/25/301	288,139	271,813
Structured Asset Securities Corporation Mortgage Loan Trust 2006-OPT1
2006-OPT1, 0.43% due 04/25/361	300,000	270,675
DIVCORE CLO Ltd.
2013-1A B, 4.06% due 11/15/32	250,000	250,075
Newstar Commercial Loan Funding 2014-1 LLC
2014-1A, 4.98% due 04/20/251,4	250,000	250,000
Newstar Commercial Loan Funding 2013-1 LLC
2013-1A, 5.55% due 09/20/231,4	250,000	249,375
Northwoods Capital VII Ltd.
2006-7A, 3.73% due 10/22/211,4	250,000	249,275
Garrison Funding 2013-2 Ltd.
2013-2A, 4.88% due 09/25/231,4	250,000	247,575
Salus CLO 2012-1 Ltd.
2012-1AN, 6.98% due 03/05/211,4	250,000	247,425
RAIT CRE CDO I Ltd.
2006-1X, 0.49% due 11/20/46	270,874	246,414
COA Summit CLO Limited
2014-1A, 4.08% due 04/20/231,4	250,000	246,300
Battalion Clo 2007-I Ltd.
2007-1A, 2.38% due 07/14/221,4	250,000	243,925
Telos CLO Ltd.
2013-3A, 4.48% due 01/17/241,4	250,000	243,225
Acis CLO 2013-2 Ltd.
2013-2A, 4.08% due 10/14/221,4	250,000	241,825
ColumbusNova CLO Limited
2007-1A, 1.58% due 05/16/191,4	250,000	240,950
Black Diamond CLO 2005-2 Delaware Corp.
2005-2A, 2.05% due 01/07/181,4	250,000	240,750
Kingsland III Ltd.
2006-3A, 1.83% due 08/24/211,4	250,000	238,500
KVK CLO 2014-1 Ltd.
2014-1A, 3.13% due 05/15/261,4	250,000	237,925
Cerberus Onshore II CLO LLC
2014-1A, 4.23% due 10/15/231,4	250,000	236,400
Emerald Aviation Finance Ltd.
2013-1, 6.35% due 10/15/384	231,771	235,247
ALM XIV Ltd.
2014-14A, 3.68% due 07/28/261,4	250,000	232,625
Kingsland IV Ltd.
2007-4A, 1.68% due 04/16/211,4	250,000	230,300
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/484	221,792	225,119
First Franklin Mortgage Loan Trust
2006-FF1, 0.51% due 01/25/361	250,000	220,187
AMMC CLO XI Ltd.
2012-11A, 0.00% due 10/30/234,7	250,000	164,900
Fortress Credit Opportunities III CLO, LP
2014-3A, 3.48% due 04/28/261,4	150,000	147,660

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
SERIES M (MACRO OPPORTUNITIES SERIES)

	Face Amount	Value

GSAA Home Equity Trust
2007-7, 0.44% due 07/25/371	$168,452	$142,216
Park Place Securities Incorporated Series 2005-WHQ2
2005-WHQ2, 0.63% due 05/25/351	140,000	130,474
West Coast Funding Ltd.
2006-1A, 0.39% due 11/02/411,4	100,870	99,468
Tricadia CDO 2006-6 Ltd.
2006-6A, 0.98% due 11/05/411,4	100,000	92,880
Saxon Asset Securities Trust
2005-4, 0.61% due 11/25/371	100,000	86,816
Wachovia Asset Securitization Issuance II LLC 2007-HE1 Trust
2007-HE1, 0.31% due 07/25/371,4	79,562	71,429
New Century Home Equity Loan Trust
2005-1, 0.89% due 03/25/351	68,916	60,141
New Century Home Equity Loan Trust
2004-4, 0.96% due 02/25/351	58,210	52,856
Total Asset-Backed Securities
(Cost $10,224,405)		10,352,963

SENIOR FLOATING RATE INTERESTS†† - 16.3%
INDUSTRIAL - 2.4%
Power Borrower, LLC
8.25% due 11/06/20	125,000	120,625
4.25% due 05/06/20	115,288	112,022
Thermasys Corp.
5.25% due 05/03/19	120,313	117,906
Mitchell International, Inc.
8.50% due 10/11/21	100,000	99,350
Nord Anglia Education Finance LLC
4.50% due 03/31/21	99,500	98,256
syncreon
5.25% due 10/28/20	99,000	96,030
MRC Global, Inc.
5.00% due 11/08/19	98,750	90,603
NaNa Development Corp.
8.00% due 03/15/185	65,000	61,425
Total Industrial		796,217

TECHNOLOGY - 3.9%
EIG Investors Corp.
5.00% due 11/09/19	245,638	243,794
Deltek, Inc.
4.50% due 10/10/18	216,339	213,527
Wall Street Systems
4.50% due 04/30/21	186,957	183,685
Active Network, Inc., The
5.50% due 11/13/20	117,857	115,108
Greenway Medical Technologies
6.00% due 11/04/205	99,000	98,010
Evergreen Skill
5.75% due 04/28/21	99,750	97,475
Go Daddy Operating Company, LLC
4.75% due 05/13/21	97,990	97,112
LANDesk Group, Inc.
5.00% due 02/25/20	98,754	96,861
Aspect Software, Inc.
7.25% due 05/07/16	92,500	89,725
P2 Energy Solutions
5.00% due 10/30/20	79,050	76,284
Total Technology		1,311,581

FINANCIAL - 3.4%
First Data Corp.
3.67% due 03/23/18	250,000	244,845
Intertrust Group
8.00% due 04/11/22	100,000	98,500
4.51% due 04/16/21	100,000	98,425
American Stock Transfer & Trust
5.75% due 06/26/20	192,802	191,356
STG-Fairway Acquisitions, Inc.
6.25% due 02/28/19	147,376	144,981
Magic Newco, LLC
12.00% due 06/12/19	125,000	135,079
National Financial Partners Corp.
4.50% due 07/01/20	98,753	97,518
HDV Holdings
5.75% due 12/18/185	84,690	84,232
Expert Global Solutions
8.52% due 04/03/18	34,656	34,396
RCS Capital
6.50% due 04/29/19	3,323	3,079
Total Financial		1,132,411

CONSUMER, CYCLICAL - 3.3%
Ollies Bargain Outlet
4.75% due 09/28/19	438,964	430,186
Men’s Wearhouse
4.50% due 06/18/21	199,500	198,253
Lions Gate Entertainment Corp.
5.00% due 07/19/20	200,000	197,750
Advantage Sales & Marketing, Inc.
4.25% due 07/21/21	96,532	95,346
4.25% due 07/23/21	3,226	3,186
Sears Holdings Corp.
5.50% due 06/30/18	99,000	95,040
Fleetpride Corp.
5.25% due 11/19/19	87,996	86,089
Total Consumer, Cyclical		1,105,850

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
SERIES M (MACRO OPPORTUNITIES SERIES)

	Face Amount	Value

COMMUNICATIONS - 1.6%
Avaya, Inc.
6.50% due 03/31/18	$244,938	$240,856
4.67% due 10/26/17	99,122	94,909
Interactive Data Corp.
4.75% due 05/02/21	99,500	98,629
Cengage Learning Acquisitions, Inc.
7.00% due 03/31/20	99,250	98,133
Total Communications		532,527

CONSUMER, NON-CYCLICAL - 1.4%
Arctic Glacier Holdings, Inc.
5.00% due 05/10/19	160,308	155,498
Performance Food Group
6.25% due 11/14/19	123,125	120,509
NES Global Talent
6.50% due 10/03/19	97,500	92,625
Reddy Ice Holdings, Inc.
6.75% due 04/01/195	98,496	86,677
Total Consumer, Non-cyclical		455,309

BASIC MATERIALS - 0.3%
Royal Adhesives and Sealants
5.50% due 07/31/18	96,767	97,009

Total Senior Floating Rate Interests
(Cost $5,522,732)		5,430,904

CORPORATE BONDS†† - 12.7%
FINANCIAL - 5.0%
SunTrust Banks, Inc.
5.63%1,2	450,000	452,249
Bank of America Corp.
5.13%1,2	250,000	241,093
Fifth Third Bancorp
5.10%1,2	250,000	231,563
Customers Bank
6.13% due 06/26/291,4	150,000	152,625
Barclays plc
8.25%1,2	100,000	102,492
CIC Receivables Master Trust
4.89% due 10/07/21†††	100,000	101,460
Cadence Financial Corp.
4.88% due 06/28/1912	100,000	100,500
Citigroup, Inc.
5.80% due 11/29/491,2	100,000	100,000
JPMorgan Chase & Co.
5.00%1,2	100,000	97,844
Jefferies LoanCore LLC / JLC Finance Corp.
6.88% due 06/01/204	100,000	91,250
Total Financial		1,671,076

CONSUMER, NON-CYCLICAL - 2.2%
Vector Group Ltd.
7.75% due 02/15/21	300,000	315,750
Central Garden and Pet Co.
8.25% due 03/01/186	200,000	201,500
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/214	100,000	106,250
FTI Consulting, Inc.
6.75% due 10/01/20	100,000	104,750
Total Consumer, Non-cyclical		728,250

CONSUMER, CYCLICAL - 1.5%
Seminole Hard Rock Entertainment Incorporated / Seminole Hard Rock International LLC
5.88% due 05/15/214	250,000	247,500
Petco Animal Supplies, Inc.
9.25% due 12/01/184	125,000	130,938
GRD Holdings III Corp.
10.75% due 06/01/194	100,000	109,250
Total Consumer, Cyclical		487,688

BASIC MATERIALS - 1.3%
KGHM International Ltd.
7.75% due 06/15/194	250,000	257,500
TPC Group, Inc.
8.75% due 12/15/204	185,000	179,913
Total Basic Materials		437,413

INDUSTRIAL - 0.8%
Prosight Global Inc.
7.50% due 11/26/20†††,5	100,000	102,330
Marquette Transportation Company LLC / Marquette Transportation Finance Corp.
10.88% due 01/15/17	95,000	97,850
Quality Distribution LLC / QD Capital Corp.
9.88% due 11/01/18	78,000	81,315
Total Industrial		281,495

DIVERSIFIED - 0.6%
Opal Acquisition, Inc.
8.88% due 12/15/214	150,000	152,250
Harbinger Group, Inc.
7.88% due 07/15/19	43,000	45,795
Total Diversified		198,045

COMMUNICATIONS - 0.5%
SITEL LLC / Sitel Finance Corp.
11.00% due 08/01/174	125,000	124,375
MDC Partners, Inc.
6.75% due 04/01/204	40,000	41,200
Expo Event Transco, Inc.
9.00% due 06/15/214	10,000	10,200
Total Communications		175,775

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
SERIES M (MACRO OPPORTUNITIES SERIES)

	Face Amount	Value

ENERGY - 0.5%
Atlas Energy Holdings Operating Company LLC / Atlas Resource Finance Corp.
9.25% due 08/15/21	$100,000	$77,500
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22	100,000	77,250
Total Energy		154,750

TECHNOLOGY - 0.3%
Eagle Midco, Inc.
9.00% due 06/15/184	100,000	102,250

Total Corporate Bonds
(Cost $4,334,675)		4,236,742

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 6.2%
Nomura Resecuritization Trust
2012-1R, 0.61% due 08/27/471,4	362,501	335,314
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 0.95% due 11/25/461	337,794	235,331
IndyMac INDX Mortgage Loan Trust
2006-AR4, 0.37% due 05/25/461	262,574	222,789
Lehman XS Trust Series
2006-16N, 0.36% due 11/25/461	275,896	222,140
American Home Mortgage Assets Trust
2006-4, 0.36% due 10/25/461	304,799	204,242
GreenPoint Mortgage Funding Trust
2006-AR1, 0.46% due 02/25/361	240,011	201,031
Bear Stearns Mortgage Funding Trust
2007-AR5, 0.34% due 06/25/471	227,605	183,392
Structured Asset Mortgage Investments II Trust
2006-AR1, 0.40% due 02/25/361	119,263	101,459
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2007-OA4, 0.87% due 04/25/471	127,580	95,138
Morgan Stanley Re-REMIC Trust
2010-R5, 0.45% due 06/26/361,4	129,835	92,906
Residential Asset Securitization Trust
2006-A12, 6.25% due 11/25/36	129,800	91,875
First Horizon Alternative Mortgage Securities Trust
2006-FA1, 5.75% due 04/25/36	93,579	78,280
Total Collateralized Mortgage Obligations
(Cost $2,083,660)		2,063,897

MORTGAGE-BACKED SECURITIES†† - 3.4%
SRERS Funding Ltd.
2011-RS, 0.41% due 05/09/461,4	344,426	328,066
CSMC Trust
2014-SURF, 3.26% due 02/15/291,4	250,000	250,584
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-7, 6.42% due 09/25/36	363,461	206,881
Banc of America Merrill Lynch Commercial Mortgage, Inc.
2005-6, 6.13% due 09/10/471,4	158,040	160,410
Hilton USA Trust
2013-HLT, 5.22% due 11/05/181,4	100,000	102,456
Wachovia Bank Commercial Mortgage Trust Series
2007-WHL8, 0.86% due 06/15/201,4	97,374	94,470
Total Mortgage-Backed Securities
(Cost $1,132,661)		1,142,867

Total Investments - 98.7%
(Cost $33,035,554)		$32,837,952
Other Assets & Liabilities, net - 1.3%		416,814
Total Net Assets - 100.0%		$33,254,766

	Units	Unrealized Gain (Loss)

OTC CURRENCY SWAP AGREEMENTS††
Bank of America March 2015 U.S. Dollar Index Future Swap, Terminating 03/16/158 (Notional Value $634,375)	7	$14,238

OTC INTEREST RATE SWAP AGREEMENTS SOLD SHORT††
Bank of America March 2015 Japan Government 10 Year Bond Future Index Swap, Terminating 03/09/159 (Notional Value $2,468,334)	2	$(13,404)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
SERIES M (MACRO OPPORTUNITIES SERIES)

	Units	Unrealized Gain (Loss)

OTC EQUITY SWAP AGREEMENTS SOLD SHORT††
Bank of America Merrill Lynch Tesla Motors, Inc. March 2015 Swap, Terminating 03/02/15 (Notional Value ($630,088)	2,833	$(30,447)

OTC EQUITY INDEX SWAP AGREEMENTS††
Bank of America May 2014 S&P 1500 Education Services Sub-Industry Index January 2015 Swap, Terminating 01/08/1510 (Notional Value $1,012,244)	15,966	$182,332
Bank of America S&P 500 Homebuilding Index January 2015 Swap, Terminating 01/08/1511 (Notional Value $683,313)	1,053	93,054
Bank of America S&P 500 HomeBuilding Index March 2015 Swap, Terminating 03/19/1511 (Notional Value $169,368)	261	3,877
(Total Notional Value $1,864,925)		$279,263

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
SERIES M (MACRO OPPORTUNITIES SERIES)

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS††,1
Counterparty	Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	Pay	3-Month USD-LIBOR	3.13%	06/08/25	$1,000,000	$65,600	$65,600
Merrill Lynch	Pay	3-Month USD-LIBOR	2.93%	08/24/25	950,000	39,615	39,615
Merrill Lynch	Receive	3-Month USD-LIBOR	2.70%	07/05/23	(50,000)	(2,685)	(2,685)
Merrill Lynch	Receive	3-Month USD-LIBOR	1.56%	07/05/18	(850,000)	(9,520)	(9,520)
Merrill Lynch	Receive	6-Month EUR-EURIBOR	1.42%	08/24/25	(667,000)	(40,197)	(40,197)
Merrill Lynch	Receive	6-Month EUR-EURIBOR	1.89%	06/08/25	(700,000)	(84,117)	(84,117)
							$(31,304)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at December 31, 2014	Net Unrealized Appreciation/ (Depreciation)
Bank of America	30,033,000	RUB	05/18/15	$600,000	$471,807	$128,193
Bank of America	600,000	EUR	03/02/15	750,462	726,750	23,712
Bank of America	3,870,000,000	IDR	07/02/15	300,000	301,990	(1,990)
						$149,915

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Variable rate security. Rate indicated is rate effective at December 31, 2014.
2	Perpetual maturity.
3	Affiliated issuer — See Note 10.
4
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $9,678,218 (cost $9,668,437), or 29.1% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

5	Illiquid security.
6	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 14.
7	Residual interest.
8	Total return based on U.S. Dollar Index +/- financing at a variable rate.
9	Total return based on Japan Government Bond 10 Year Future Index +/- financing at a variable rate.
10	Total return based on S&P 1500 Education Services Sub-Industry Index +/- financing at a variable rate.
11	Total return based on S&P 500 Home Building Index +/- financing at a variable rate.
12
Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2)securities is $100,500 (cost $100,000) or 0.3% of total net assets — See Note 15.

plc — Public Limited Company
REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

SERIES M (MACRO OPPORTUNITIES SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments in unaffiliated issuers, at value (cost $25,986,319)	$25,814,527
Investments in affiliated issuers, at value (cost $7,049,235)	7,023,425
Total investments (cost $33,035,554)	32,837,952
Unrealized appreciation on swap agreements	398,738
Unrealized appreciation on forward foreign currency exchange contracts	151,905
Segregated cash with broker	79,446
Cash	24,981
Prepaid expenses	1,708
Receivables:
Interest	132,061
Securities sold	38,400
Fund shares sold	23,510
Dividends	21,402
Total assets	33,710,103

Liabilities:
Reverse Repurchase Agreements	199,668
Unrealized depreciation on swap agreements	180,370
Unrealized depreciation on forward foreign currency exchange contracts	1,990
Payable for:
Management fees	17,235
Securities purchased	16,032
Distribution and service fees	6,773
Trustees’ fees*	4,098
Fund accounting/administration fees	2,574
Transfer agent/maintenance fees	2,126
Fund shares redeemed	860
Miscellaneous	23,611
Total liabilities	455,337
Net assets	$33,254,766

Net assets consist of:
Paid in capital	$32,091,085
Undistributed net investment income	954,559
Accumulated net realized gain on investments	38,356
Net unrealized appreciation on investments	170,766
Net assets	$33,254,766
Capital shares outstanding	1,250,223
Net asset value per share	$26.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Interest	$1,371,443
Dividends from securities of unaffiliated issuers	66,199
Dividends from securities of affiliated issuers	55,011
Total investment income	1,492,653

Expenses:
Management fees	261,594
Transfer agent/maintenance fees	25,092
Distribution and service fees	73,481
Fund accounting/administration fees	27,923
Professional fees	25,013
Interest expense	12,634
Custodian fees	10,852
Trustees’ fees*	6,761
Line of credit fees	2,475
Tax expense	1
Miscellaneous	45,127
Total expenses	490,953
Less:
Expenses waived by Adviser	(55,633)
Net expenses	435,320
Net investment income	1,057,333

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	150,556
Investments in affiliated issuers	(1,437)
Swap agreements	87,827
Foreign currency	(3,604)
Forward foreign currency exchange contracts	86,278
Options purchased	(110,558)
Options written	12,142
Realized gain distributions received from investment company shares	854
Net realized gain	222,058
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(59,874)
Investments in affiliated issuers	(25,810)
Swap agreements	127,261
Options purchased	24,860
Options written	(2,825)
Forward foreign currency exchange contracts	149,915
Foreign currency	110
Net change in unrealized appreciation (depreciation)	213,637
Net realized and unrealized gain	435,695
Net increase in net assets resulting from operations	$1,493,028

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES M (MACRO OPPORTUNITIES SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Period Ended December 31, 2013[a]
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,057,333	$436,687
Net realized gain (loss) on investments	222,058	(143,336)
Net change in unrealized appreciation (depreciation) on investments	213,637	(42,871)
Net increase in net assets resulting from operations	1,493,028	250,480

Capital share transactions:
Proceeds from sale of shares	14,655,534	27,126,005
Cost of shares redeemed	(9,143,386)	(1,126,895)
Net increase from capital share transactions	5,512,148	25,999,110
Net increase in net assets	7,005,176	26,249,590

Net assets:
Beginning of period	26,249,590	—
End of period	$33,254,766	$26,249,590
Undistributed net investment income at end of period	$954,559	$453,620

Capital share activity:
Shares sold	562,557	1,085,488
Shares redeemed	(352,240)	(45,582)
Net increase in shares	210,317	1,039,906

[a]	Since commencement of operations: April 24, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

SERIES M (MACRO OPPORTUNITIES SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Period Ended December 31, 2013[a]
Per Share Data
Net asset value, beginning of period	$25.24	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.94	.42
Net gain (loss) on investments (realized and unrealized)	.42	(.18)
Total from investment operations	1.36	.24
Net asset value, end of period	$26.60	$25.24

Total Return[c]	5.35%	0.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,255	$26,250
Ratios to average net assets:
Net investment income (loss)	3.59%	2.48%
Total expenses[d]	1.67%	1.80%[e]
Net expenses[f]	1.48%	1.49%
Portfolio turnover rate	68%	49%

[a]	Since commencement of operations: April 24, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Due to limited length of Fund operations, ratios for this period may not be indicative of future performance.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the periods would be:

12/31/14	12/31/13
1.42%	1.44%

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	December 31, 2014

To Our Shareholders:

The Series N (Managed Asset Allocation Series) is managed by a team of seasoned professionals, including Michael P. Byrum, CFA, Portfolio Manager; Ryan Harder, CFA, Portfolio Manager; and Matthew Wu, Ph.D., CFA, Portfolio Manager. In the following paragraphs, the team discusses performance of the Series for the fiscal year ended December 31, 2014.

For the fiscal year ended December 31, 2014, the Series N (Managed Asset Allocation Series) returned 6.71%, underperforming its weighted benchmark that is 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index, which returned 10.62%. The S&P 500 Index rose 13.69% over the year and the Barclays U.S. Aggregate Bond Index returned 5.97%.

The investment objective of the Fund is to seek to provide growth of capital and, secondarily, preservation of capital. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of futures contracts and exchange-traded funds (ETFs) and other pooled investment vehicles that track major equity indexes and fixed income indexes (underlying funds) to obtain exposure to equity, fixed income and money market assets. The precise allocation to equity and fixed income assets will depend on the outlook of Guggenheim Investments for each asset class. The Fund may obtain exposure to these asset classes through investments in the underlying funds, which may track indices such as the S&P 500 Index and Barclays U.S. Aggregate Bond Index, or through investments in futures contracts and other derivatives.

Under normal market conditions, the Fund’s investments are expected to achieve a moderate allocation of equity, fixed income and money market assets in approximately the following amounts: (1) 60% of total assets in equity securities from all capitalizations and both U.S. companies and non-U.S. companies; and (2) 40% of total assets in fixed income securities, which may include short-and long-term corporate and government bonds and which may be of any quality, rated or unrated. However, the Investment Manager intends to utilize dynamic asset allocation techniques that will allow rapid shifts between asset classes to attempt to exploit current market trends, and the Fund may invest fully in any asset class at any time. Moreover, the Investment Manager may change the Fund’s asset class allocation, the underlying funds or weightings without shareholder notice. The Fund’s investments will, under normal market conditions, be rebalanced monthly toward the moderate allocation discussed above.

MARKET REVIEW

The equity market started the year of 2014 with concerns on emerging markets and U.S. equity valuation. As in years before, central bankers at the Fed used their forward guidance and policy speeches to comfort the market.

The U.S. economy continued to grow in 2014, while Europe and Japan showed more weakness. The Fed ended its quantitative easing program without bringing too much turbulence to the markets. On the other hand, the Bank of Japan expanded its massive stimulus and the European Central Bank felt more pressure to adopt a similar easing program. The divergence between U.S. economic performance and other major countries led to a stronger U.S. dollar, and continuing outperformance of U.S. equity over international markets.

Our dynamically managed tactical strategies captured a few opportunities in the year and enhanced the returns. Unfortunately, the gains from the models were not enough to cover expenses. As the result, the Fund trailed its composite benchmark for the year.

In the period, the best performing holdings were S&P 500 Index futures and ETFs, the S&P 400 Index ETF and 10-year U.S. Treasury futures. Russell 2000 Index futures and short-term Treasury futures did not perform as well, and the international equity EAFE ETF and futures detracted from return.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

SERIES N (MANAGED ASSET ALLOCATION SERIES)

OBJECTIVE: Seeks to provide growth of capital and, secondarily, preservation of capital.

Holdings Diversification
(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.
Cumulative Fund Performance*,†

Inception Date: June 1, 1995

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	20.7%
SPDR S&P 500 ETF Trust	16.4%
iShares Core U.S. Aggregate Bond ETF	16.2%
Vanguard S&P 500 ETF	15.8%
iShares iBoxx $ Investment Grade Corporate Bond ETF	7.6%
iShares Core S&P Mid-Capital ETF	6.0%
Guggenheim Strategy Fund II	5.2%
iShares MSCI EAFE ETF	4.4%
Guggenheim Strategy Fund I	2.3%
Guggenheim Strategy Fund III	1.9%
Top Ten Total	96.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended December 31, 2014†

	1 Year	5 Year	10 Year
Series N (Managed Asset Allocation Series)	6.71%	8.99%	5.72%
Blended Index**	10.62%	11.18%	6.76%
S&P 500 Index	13.69%	15.45%	7.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the Barclays U.S. Aggregate Bond Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	The Blended Index is 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.
†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
SERIES N (MANAGED ASSET ALLOCATION SERIES)

	Shares	Value

EXCHANGE-TRADED FUNDS† - 66.4%
SPDR S&P 500 ETF Trust	48,140	$9,892,770
iShares Core U.S. Aggregate Bond ETF	88,884	9,787,906
Vanguard S&P 500 ETF	50,414	9,500,518
iShares iBoxx $ Investment Grade Corporate Bond ETF	38,217	4,563,492
iShares Core S&P Mid-Capital ETF	24,958	3,613,918
iShares MSCI EAFE ETF	43,440	2,642,890
iShares Core S&P 500 ETF	2	414
Total Exchange-Traded Funds
(Cost $32,124,804)		40,001,908

MUTUAL FUNDS†,1 - 30.0%
Guggenheim Variable Insurance Strategy Fund III	502,454	12,480,958
Guggenheim Strategy Fund II	125,298	3,113,649
Guggenheim Strategy Fund I	56,643	1,407,023
Guggenheim Strategy Fund III	45,259	1,124,222
Total Mutual Funds
(Cost $18,224,059)		18,125,852

SHORT TERM INVESTMENTS† - 2.7%
Dreyfus Treasury Prime Cash Management Fund	1,625,119	1,625,119
Total Short Term Investments
(Cost $1,625,119)		1,625,119

Total Investments - 99.1%
(Cost $51,973,982)		$59,752,879
Other Assets & Liabilities, net - 0.9%		565,821
Total Net Assets - 100.0%		$60,318,700

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2015 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $5,437,801)	53	$73,994
March 2015 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $1,681,820)	14	53,863
March 2015 DAX Index Futures Contracts†† (Aggregate Value of Contracts $293,274)	1	3,387
March 2015 SPI 200 Index Futures Contracts†† (Aggregate Value of Contracts $108,666)	1	3,381
January 2015 CAC40 10 Euro Index Futures Contracts†† (Aggregate Value of Contracts $102,291)	2	2,336
March 2015 Dow Jones Industrial Average Index Mini Futures Contracts (Aggregate Value of Contracts $88,765)	1	2,314
March 2015 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $84,665)	1	1,472
March 2015 MSCI EAFE Index Mini Futures Contracts (Aggregate Value of Contracts $6,413,781)	73	(83,709)
(Total Aggregate Value of Contracts $14,211,063)		$57,038

INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2015 U.S. Treasury 10 Year Note Futures Contracts (Aggregate Value of Contracts $6,587,750)	52	$29,735
March 2015 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $1,783,008)	15	(1,115)
March 2015 U.S. Treasury 2 Year Note Futures Contracts (Aggregate Value of Contracts $3,934,406)	18	(5,355)
(Total Aggregate Value of Contracts $12,305,164)		$23,265

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2015 Euro FX Futures Contracts (Aggregate Value of Contracts $302,700)	2	$8,533
March 2015 Japanese Yen Futures Contracts (Aggregate Value of Contracts $208,850)	2	3,083
March 2015 Australian Dollar Futures Contracts (Aggregate Value of Contracts $81,220)	1	1,137
March 2015 Canadian Dollar Futures Contracts (Aggregate Value of Contracts $85,930)	1	907

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
SERIES N (MANAGED ASSET ALLOCATION SERIES)

	Contracts	Unrealized Gain (Loss)

March 2015 British Pound Futures Contracts (Aggregate Value of Contracts $97,344)	1	$729
(Total Aggregate Value of Contracts $776,044)		$14,389

EQUITY FUTURES CONTRACTS SOLD SHORT†
March 2015 Nikkei 225 (CME) Index Futures Contracts (Aggregate Value of Contracts $86,850)	1	$(428)
January 2015 Hang Seng Index Futures Contracts†† (Aggregate Value of Contracts $151,892)	1	(2,570)
March 2015 FTSE 100 Index Futures Contracts†† (Aggregate Value of Contracts $100,504)	1	(3,541)
March 2015 S&P/TSX 60 IX Index Futures Contracts†† (Aggregate Value of Contracts $146,635)	1	(7,237)
(Total Aggregate Value of Contracts $485,881)		$(13,776)

†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Affiliated issuer — See Note 10.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments in unaffiliated issuers, at value (cost $33,749,923)	$41,627,027
Investments in affiliated issuers, at value (cost $18,224,059)	18,125,852
Total investments (cost $51,973,982)	59,752,879
Segregated cash with broker	773,646
Cash	3,771
Prepaid expenses	2,466
Receivables:
Dividends	82,699
Foreign taxes reclaim	3,465
Fund shares sold	94
Total assets	60,619,020

Liabilities:
Foreign currency, at value (cost $3,742)	3,714
Payable for:
Variation margin	117,736
Fund shares redeemed	58,123
Management fees	32,538
Securities purchased	31,100
Fund accounting/administration fees	7,509
Trustees’ fees*	2,817
Transfer agent/maintenance fees	2,349
Miscellaneous	44,434
Total liabilities	300,320
Net assets	$60,318,700

Net assets consist of:
Paid in capital	$52,403,583
Undistributed net investment income	223,425
Accumulated net realized loss on investments	(167,807)
Net unrealized appreciation on investments	7,859,499
Net assets	$60,318,700
Capital shares outstanding	2,179,629
Net asset value per share	$27.67

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $2,780)	$894,517
Dividends from securities of affiliated issuers	202,692
Total investment income	1,097,209

Expenses:
Management fees	396,870
Transfer agent/maintenance fees	21,772
Fund accounting/administration fees	91,586
Trustees’ fees*	8,103
Custodian fees	3,345
Line of credit fees	934
Tax expense	81
Miscellaneous	46,279
Total expenses	568,970
Net investment income	528,239

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	671,257
Investments in affiliated issuers	(9,477)
Futures contracts	1,380,234
Foreign currency	26
Net realized gain	2,042,040
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,932,095
Investments in affiliated issuers	(98,207)
Futures contracts	(463,341)
Foreign currency	(532)
Net change in unrealized appreciation (depreciation)	1,370,015
Net realized and unrealized gain	3,412,055
Net increase in net assets resulting from operations	$3,940,294

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$528,239	$201,169
Net realized gain on investments	2,042,040	3,411,199
Net change in unrealized appreciation (depreciation) on investments	1,370,015	4,908,598
Net increase in net assets resulting from operations	3,940,294	8,520,966

Capital share transactions:
Proceeds from sale of shares	6,103,222	5,341,219
Cost of shares redeemed	(15,099,648)	(10,668,816)
Net decrease from capital share transactions	(8,996,426)	(5,327,597)
Net increase (decrease) in net assets	(5,056,132)	3,193,369

Net assets:
Beginning of year	65,374,832	62,181,463
End of year	$60,318,700	$65,374,832
Undistributed net investment income/Accumulated net investment loss at end of year	$223,425	$(194,717)

Capital share activity:
Shares sold	224,121	221,536
Shares redeemed	(565,958)	(441,361)
Net decrease in shares	(341,837)	(219,825)

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$25.93	$22.68	$20.02	$19.89	$17.99
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	.08	.15	.28	.26
Net gain (loss) on investments (realized and unrealized)	1.51	3.17	2.51	(.15)	1.64
Total from investment operations	1.74	3.25	2.66	.13	1.90
Net asset value, end of period	$27.67	$25.93	$22.68	$20.02	$19.89

Total Return[b]	6.71%	14.33%	13.29%	0.65%	10.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,319	$65,375	$62,181	$63,775	$78,734
Ratios to average net assets:
Net investment income (loss)	0.87%	0.32%	0.71%	1.40%	1.40%
Total expenses[c]	0.93%	1.07%	1.31%	1.56%	1.50%
Portfolio turnover rate	14%	3%	162%	44%	52%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

MANAGER’S COMMENTARY (Unaudited)	December 31, 2014

To Our Shareholders:

The Series O (All Cap Value Series) is managed by a team of seasoned professionals led by James Schier, CFA, Portfolio Manager, and Mark A. Mitchell, CFA, Portfolio Manager. In the following paragraphs, they discuss performance of the Fund for the fiscal year ended December 31, 2014.

For the fiscal year ended December 31, 2014, the Series O (All Cap Value Series) returned 7.61%, compared with the Russell 3000® Value Index, which returned 12.70%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can either improve returns, or maintain existing high levels of profitability or benefit from change that occurs in the industries in which they operate.

In today’s rapid-fire environment marked by very sharp, quick but constrained volatility, our long term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides and when fundamentals once again become a more dominant factor in the market.

Performance Review

The largest contributors to the Fund’s performance for the period were stock selection within the Industrials and Utilities sectors.

While the Fund’s stock selection Industrials helped performance, it was offset by an overweight in the sector. The sector had good gains from several holdings, including URS, Covanta and DeVry Education Group. URS benefited from its merger with AECOM during the year, and Covanta was able to land a significant waste-to-energy project in Ireland.

Utilities benefited from stock selection from the Fund’s main holding in the sector, Edison International, which was the largest individual contributor to performance for the year. The sector is one the largest underweights relative to the index, as we do not view Utilities as attractive from either a fundamental or valuation standpoint. Edison was up partly due to a settlement in which it will recoup some expenses related to a nuclear plant shutdown, but we like the holding due to its diversity of business.

CVS Health, which is part of the Consumer Staples sector, was one of the top individual contributors for the year and a large position in the portfolio—the company has been reporting solid earnings and continues to benefit from its acquisition of pharmacy benefit manager PBM. In addition, store chains like CVS saw less drop-off in traffic compared with more traditional retailers in the discretionary space.

Stock selection in Energy was the largest detractor from performance for the year. The Energy sector had the worst return in the benchmark and the Fund amid a general commodities selloff and falling crude oil prices. CAMECO, a large uranium miner, was the second-largest individual detractor for the year. It faced continued delays in restarting nuclear plants in Japan and a persistently low commodity price.

Our belief is that longer-term energy prices will be higher than current levels as the cost to pull oil out of the ground isn’t declining and the demand trends ultimately are positive.

Poor stock selection in Information Technology was another detractor from return for the Fund. Our overall sector position weight is in-line with the benchmark, but we own more stable, services-related companies and non-personal computer related hardware providers. The Fund also does not own large benchmark companies that were up significantly for the year, Apple and Intel. Both are good companies, but we view their future prospects as already fully valued in the current share price.

Fund performance was also impacted slightly by poor stock selection in Materials. Underperformance in this sector was driven mostly by Coeur Mining, Inc., which is not in the index and fell as part of a wider commodities selloff over the past year. Coeur was the largest single stock detractor for the year.

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGER'S COMMENTARY (Unaudited)(concluded)	December 31, 2014

Portfolio Positioning

The largest relative sector exposures for the year were an underweight in Health Care and overweight in Industrials. Neither stance benefited Fund performance for the year.

The Health Care sector underweight was predominantly driven by our view that the large pharmaceutical companies look fairly valued, thus are less attractive than companies in other sectors.

Industrials is a large and eclectic sector in which we have diverse holdings. We believe the portfolio is well positioned to benefit from the growing cap-ex and construction environment tied to infrastructure renewal and reindustrialization in the U.S.

Portfolio and Market Outlook

Despite a firming economy, investors were very cautious over the period, as safe-haven areas such as utilities, REITs, health care and consumer staples continued to lead. As the world continues to look towards the U.S. economy to be the engine for growth, and as foreign investors continue to fear the safety of their own currencies and economies, interest in U.S. assets should continue to be robust. The continued decline in U.S. government bond yields should continue to make equities an attractive alternative for incremental investment dollars.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities and, as such, are constructive on the outlook.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

SERIES O (ALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification
(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Cumulative Fund Performance*,†

Inception Date: June 1, 1995

Ten Largest Holdings (% of Total Net Assets)
Wells Fargo & Co.	2.6%
JPMorgan Chase & Co.	2.5%
American International Group, Inc.	2.5%
Citigroup, Inc.	2.3%
Wal-Mart Stores, Inc.	2.0%
Cisco Systems, Inc.	2.0%
Computer Sciences Corp.	2.0%
Chevron Corp.	1.9%
Republic Services, Inc. — Class A	1.9%
Cameco Corp.	1.9%
Top Ten Total	21.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended December 31, 2014†

	1 Year	5 Year	10 Year
Series O (All Cap Value Series)	7.61%	13.05%	6.72%
Russell 3000 Value Index	12.70%	15.34%	7.26%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 3000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 96.1%

FINANCIAL - 28.8%
Wells Fargo & Co.	70,023	$3,838,661
JPMorgan Chase & Co.	59,300	3,710,993
American International Group, Inc.	65,812	3,686,129
Citigroup, Inc.	61,700	3,338,587
Bank of New York Mellon Corp.	62,630	2,540,899
Reinsurance Group of America, Inc. — Class A	19,465	1,705,524
Hanover Insurance Group, Inc.	20,702	1,476,466
Allstate Corp.	20,950	1,471,738
Zions Bancorporation	50,434	1,437,873
CME Group, Inc. — Class A	13,600	1,205,640
Bank of America Corp.	54,200	969,638
BB&T Corp.	24,850	966,416
NASDAQ OMX Group, Inc.	20,005	959,440
Unum Group	27,303	952,329
Legg Mason, Inc.	17,840	952,121
Alleghany Corp.*	1,880	871,380
FirstMerit Corp.	44,387	838,470
American Financial Group, Inc.	13,220	802,718
Navient Corp.	34,090	736,685
Popular, Inc.*	18,870	642,524
Endurance Specialty Holdings Ltd.	9,330	558,307
Apartment Investment & Management Co. — Class A	13,120	487,407
Sun Communities, Inc.	7,930	479,448
CubeSmart	21,660	478,036
Kilroy Realty Corp.	6,870	474,511
Capital One Financial Corp.	5,710	471,361
Synchrony Financial*	15,820	470,645
Camden Property Trust	6,340	468,146
Simon Property Group, Inc.	2,530	460,738
Equity Residential	6,370	457,621
SVB Financial Group*	3,780	438,745
Home Loan Servicing Solutions Ltd.	20,577	401,663
Wintrust Financial Corp.	8,580	401,201
Jones Lang LaSalle, Inc.	2,480	371,826
Symetra Financial Corp.	15,697	361,816
NorthStar Realty Finance Corp.	20,510	360,566
City National Corp.	4,460	360,413
Trustmark Corp.	14,470	355,094
StanCorp Financial Group, Inc.	3,870	270,358
Eaton Vance Corp.	6,490	265,636
Alexandria Real Estate Equities, Inc.	2,950	261,783
BioMed Realty Trust, Inc.	11,230	241,894
OFG Bancorp	12,465	207,542
Employers Holdings, Inc.	5,366	126,155
Chatham Lodging Trust	3,910	113,273
Total Financial		42,448,416

CONSUMER, NON-CYCLICAL - 19.4%
Teva Pharmaceutical Industries Ltd. ADR	40,690	2,340,082
MEDNAX, Inc.*	34,220	2,262,284
Johnson & Johnson	20,740	2,168,781
Mondelez International, Inc. — Class A	52,510	1,907,427
Quanta Services, Inc.*	55,870	1,586,149
DeVry Education Group, Inc.	30,650	1,454,955
UnitedHealth Group, Inc.	13,980	1,413,238
Pfizer, Inc.	40,650	1,266,248
Kellogg Co.	17,720	1,159,597
Kraft Foods Group, Inc.	17,500	1,096,550
MasterCard, Inc. — Class A	11,100	956,376
Archer-Daniels-Midland Co.	18,190	945,880
Zimmer Holdings, Inc.	8,320	943,655
Philip Morris International, Inc.	11,580	943,191
Hormel Foods Corp.	18,060	940,926
Medtronic, Inc.	12,720	918,384
Tenet Healthcare Corp.*	14,220	720,527
Navigant Consulting, Inc.*	44,230	679,815
HealthSouth Corp.	16,260	625,360
Apollo Education Group, Inc. — Class A*	17,760	605,794
Kindred Healthcare, Inc.	28,934	526,020
ADT Corp.	13,355	483,852
ICF International, Inc.*	10,850	444,633
Hologic, Inc.*	14,693	392,891
Ingredion, Inc.	3,810	323,240
Globus Medical, Inc. — Class A*	12,590	299,264
Emergent Biosolutions, Inc.*	10,730	292,178
Bunge Ltd.	2,440	221,820
OraSure Technologies, Inc.*	19,251	195,205
Patterson Companies, Inc.	3,332	160,269
Darling Ingredients, Inc.*	8,040	146,006
Grand Canyon Education, Inc.*	2,860	133,448
Total Consumer, Non-cyclical		28,554,045

INDUSTRIAL - 11.9%
Republic Services, Inc. — Class A	69,780	2,808,645
United Technologies Corp.	23,230	2,671,450
Parker-Hannifin Corp.	14,820	1,911,039
Covanta Holding Corp.	79,510	1,750,015
FLIR Systems, Inc.	44,270	1,430,364
Sonoco Products Co.	29,240	1,277,788
TE Connectivity Ltd.	15,892	1,005,169
Owens-Illinois, Inc.*	34,260	924,677
Orbital Sciences Corp.*	31,661	851,364
Rock-Tenn Co. — Class A	11,936	727,857
Gentex Corp.	14,630	528,582
General Electric Co.	20,160	509,443
Aegion Corp. — Class A*	20,250	376,853
Huntington Ingalls Industries, Inc.	2,370	266,530
Berry Plastics Group, Inc.*	8,010	252,716
UTI Worldwide, Inc.*	11,530	139,167
Advanced Energy Industries, Inc.*	2,340	55,458
Total Industrial		17,487,117

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value

CONSUMER, CYCLICAL - 8.9%
Wal-Mart Stores, Inc.	34,000	$2,919,920
CVS Health Corp.	19,780	1,905,012
WESCO International, Inc.*	16,130	1,229,267
PulteGroup, Inc.	56,170	1,205,408
Kohl’s Corp.	17,120	1,045,005
Lear Corp.	9,920	972,953
Oshkosh Corp.	18,690	909,269
Chico’s FAS, Inc.	31,860	516,451
Brown Shoe Company, Inc.	13,702	440,519
Dolby Laboratories, Inc. — Class A	8,310	358,327
Ryland Group, Inc.	9,290	358,222
Wendy’s Co.	31,680	286,070
Foot Locker, Inc.	4,860	273,035
Ascena Retail Group, Inc.*	15,100	189,656
United Stationers, Inc.	4,230	178,337
Visteon Corp.*	1,660	177,388
Abercrombie & Fitch Co. — Class A	5,020	143,773
Total Consumer, Cyclical		13,108,612

TECHNOLOGY - 7.5%
Computer Sciences Corp.	45,920	2,895,256
IXYS Corp.	172,330	2,171,358
QUALCOMM, Inc.	19,990	1,485,857
Microsoft Corp.	20,030	930,394
NetApp, Inc.	22,420	929,309
Diebold, Inc.	20,450	708,388
Maxwell Technologies, Inc.*	67,170	612,590
KEYW Holding Corp.*	37,000	384,060
Allscripts Healthcare Solutions, Inc.*	25,180	321,549
Teradyne, Inc.	13,690	270,925
IPG Photonics Corp.*	1,860	139,351
iGATE Corp.*	3,280	129,494
ManTech International Corp. — Class A	4,110	124,245
Total Technology		11,102,776

COMMUNICATIONS - 5.3%
Cisco Systems, Inc.	104,540	2,907,781
Time Warner, Inc.	17,236	1,472,299
AT&T, Inc.	41,170	1,382,900
DigitalGlobe, Inc.*	26,927	833,929
Scholastic Corp.	14,170	516,071
Finisar Corp.*	25,600	496,896
Liquidity Services, Inc.*	17,433	142,428
Total Communications		7,752,304

UTILITIES - 5.2%
Edison International	29,570	1,936,243
AGL Resources, Inc.	24,410	1,330,590
UGI Corp.	33,930	1,288,661
Pinnacle West Capital Corp.	13,190	901,008
Great Plains Energy, Inc.	23,392	664,567
Westar Energy, Inc.	14,420	594,681
Black Hills Corp.	7,220	382,949
Avista Corp.	7,960	281,386
Ameren Corp.	4,590	211,737
EnerNOC, Inc.*	7,660	118,347
Total Utilities		7,710,169

ENERGY - 5.0%
Chevron Corp.	25,300	2,838,154
Exxon Mobil Corp.	11,440	1,057,628
Whiting Petroleum Corp.*	27,450	905,850
Patterson-UTI Energy, Inc.	51,170	848,910
Apache Corp.	8,218	515,022
Marathon Oil Corp.	16,740	473,575
Superior Energy Services, Inc.	20,160	406,224
Oasis Petroleum, Inc.*	13,220	218,659
Resolute Energy Corp.*	56,540	74,633
Total Energy		7,338,655

BASIC MATERIALS - 4.1%
Cameco Corp.	170,140	2,791,998
Dow Chemical Co.	47,270	2,155,984
Olin Corp.	20,236	460,774
Landec Corp.*	31,830	439,572
Intrepid Potash, Inc.*	15,220	211,254
Total Basic Materials		6,059,582

Total Common Stocks
(Cost $114,355,321)		141,561,676

WARRANTS† - 0.2%
American International Group, Inc.
$45.00, 01/19/21	12,040	296,425
Total Warrants
(Cost $226,617)		296,425

SHORT TERM INVESTMENTS† - 3.1%
Dreyfus Treasury Prime Cash Management Fund	4,588,987	4,588,987
Total Short Term Investments
(Cost $4,588,987)		4,588,987

Total Investments - 99.4%
(Cost $119,170,925)		$146,447,088
Other Assets & Liabilities, net - 0.6%		869,480
Total Net Assets - 100.0%		$147,316,568

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
ADR — American Depositary Receipt

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES O (ALL CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $119,170,925)	$146,447,088
Prepaid expenses	5,220
Cash	1,643
Receivables:
Securities sold	1,641,534
Dividends	234,893
Fund shares sold	8,988
Foreign taxes reclaim	3,899
Total assets	148,343,265

Liabilities:
Payable for:
Securities purchased	845,404
Management fees	87,418
Fund shares redeemed	64,450
Fund accounting/administration fees	11,864
Transfer agent/maintenance fees	4,266
Trustees’ fees*	1,266
Miscellaneous	12,029
Total liabilities	1,026,697
Net assets	$147,316,568

Net assets consist of:
Paid in capital	$105,587,378
Undistributed net investment income	1,287,652
Accumulated net realized gain on investments	13,165,375
Net unrealized appreciation on investments	27,276,163
Net assets	$147,316,568
Capital shares outstanding	4,167,759
Net asset value per share	$35.35

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $10,624)	$2,739,539
Interest	18
Total investment income	2,739,557

Expenses:
Management fees	1,061,418
Transfer agent/maintenance fees	25,005
Fund accounting/administration fees	144,047
Trustees’ fees*	16,060
Line of credit fees	2,317
Custodian fees	2,149
Tax expense	364
Miscellaneous	103,416
Total expenses	1,354,776
Less:
Expenses waived by Adviser	(3,380)
Net expenses	1,351,396
Net investment income	1,388,161

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	23,205,382
Options written	29,068
Net realized gain	23,234,450
Net change in unrealized appreciation (depreciation) on:
Investments	(13,273,295)
Options written	(26,058)
Net change in unrealized appreciation (depreciation)	(13,299,353)
Net realized and unrealized gain	9,935,097
Net increase in net assets resulting from operations	$11,323,258

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

SERIES O (ALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,388,161	$1,169,227
Net realized gain on investments	23,234,450	13,591,079
Net change in unrealized appreciation (depreciation) on investments	(13,299,353)	25,926,243
Net increase in net assets resulting from operations	11,323,258	40,686,549

Distributions to shareholders from:
Net investment income	(1,285)	—
Total distributions to shareholders	(1,285)	—

Capital share transactions:
Proceeds from sale of shares	15,918,519	11,634,385
Distributions reinvested	1,285	—
Cost of shares redeemed	(33,626,804)	(28,853,446)
Net decrease from capital share transactions	(17,707,000)	(17,219,061)
Net increase (decrease) in net assets	(6,385,027)	23,467,488

Net assets:
Beginning of year	153,701,595	130,234,107
End of year	$147,316,568	$153,701,595
Undistributed net investment income at end of year	$1,287,652	$1,168,649

Capital share activity:
Shares sold	466,579	399,098
Shares issued from reinvestment of distributions	36	—
Shares redeemed	(977,527)	(1,001,349)
Net decrease in shares	(510,912)	(602,251)

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES O (ALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$32.85	$24.66	$21.35	$22.32	$19.14
Income (loss) from investment operations:
Net investment income (loss)[a]	.31	.24	.21	.15	.14
Net gain (loss) on investments (realized and unrealized)	2.19	7.95	3.10	(1.12)	3.04
Total from investment operations	2.50	8.19	3.31	(.97)	3.18
Less distributions from:
Net investment income	(—)[b]	—	—	—	—
Net asset value, end of period	$35.35	$32.85	$24.66	$21.35	$22.32

Total Return[c]	7.61%	33.21%	15.50%	(4.35%)	16.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$147,317	$153,702	$130,234	$137,794	$165,722
Ratios to average net assets:
Net investment income (loss)	0.92%	0.81%	0.91%	0.69%	0.68%
Total expenses	0.89%	0.90%	0.89%	0.86%	0.86%
Net expenses[d]	0.89%	0.90%	0.89%	0.86%	0.86%
Portfolio turnover rate	49%	22%	14%	19%	11%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Net expense information reflects the expense ratios after expense waivers.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

MANAGER’S COMMENTARY (Unaudited)	December 31, 2014

To Our Shareholders

The Series P (High Yield Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager; and Kevin H. Gundersen CFA, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and Series performance for the fiscal year ended December 31, 2014.

For the one-year period ended December 31, 2014, the Series P (High Yield Series) returned 2.51%, compared with the 2.45% return of its benchmark, the Barclays U.S. Corporate High Yield Index.

After a strong start for High Yield/ Leveraged Credit in the first half of 2014, significant volatility in the second half ultimately culminated in the weakest performance since 2008 for high yield bonds and since 2011 for leveraged loans.

While the sell-off was initially sparked by market unease over the Fed winding down its purchases of U.S. Treasuries and mortgage-backed securities, it continued through the fourth quarter as markets grew anxious over the weakening global outlook and the potentially adverse effects of a continued plunge in oil prices on the high yield market. With energy credit issuers making up more than 20% of the high yield bond market, the sudden decline in oil prices affected the prices of issuers in that sector. The Fund moved quickly to reduce exposure to energy credits and rebalance among sub-sectors favoring exposure to issuers more involved with movement/transportation of oil rather than its production.

The Fund’s outperformance for the year stemmed from good credit selection, some incremental exposure to investment grade assets that performed well, and timely moves between high yield and bank loan allocations. Despite weaker performance in the broader bank loan market relative to high yield during the year, the Fund’s allocation to bank loans had a positive impact on portfolio performance as its loan positions handily outperformed the Credit Suisse Leveraged Loan Index by over the period, and pared declines in value of high yield bonds.

The Fund remains conservatively positioned in terms of its exposure to interest rates. It maintains a higher exposure to shorter-dated bonds than does the index as a whole, and is overweight floating rate securities (bank loans) which made up roughly 25% of the portfolio on average over the year. Market volatility has begun to rise in part as a result of geo-political and macroeconomic uncertainty, and the Fed’s indicated intention to begin raising interest rates in 2015 looming. Our view is that it is prudent to protect against volatility and rising interest rates in advance of these factors becoming more pronounced.

The average credit quality of the portfolio remains B rated (S&P). Given the potential for more volatility ahead, the Fund has increased ratings quality and diversification by adding more issuers of higher ratings quality. This move up in quality began in July 2014 which helped performance as risk aversion drove the market as a whole toward the end of the year. CCC bond spreads widened more than B and these more than BB rated securities. From a total return standpoint, CCC rated bonds underperformed by a sizable margin while higher rated bonds found support from increasing entry to the market of non-traditional high yield investors seeking yield. In December a general market sell-off detracted 1.45% from the Barclays High Yield Index. In context BB rated bonds declined 0.63%, B rated Bonds declined 1.63% and CCC rated issues declined in value by 3.0%.

While retail demand for bank loans weakened during the latter half of the year, institutional investor demand remained strong. Bank loans offer good investor protection at the high end of the capital structure, as evidenced by the record $124 billion of collateralized loan obligation (CLO) issuances in 2014. Combined with yields having increased in the High Yield market and Treasury rates’ continuing declines, this should provide a tailwind to the asset category in the near term.

We remain positive on credit and do not expect to see widespread defaults over the next year, but with the potential for more volatility ahead, we continue to focus on upgrading credit quality. We believe current spreads present attractive entry points to certain sectors and credits. The sell-off over the past six months presents an opportunity to carefully analyze loans and bonds that may have been oversold and are currently trading below fair value.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

SERIES P (HIGH YIELD SERIES)

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification
(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Portfolio Composition by Quality Rating**
Rating
Fixed Income Instruments
BBB	7.1%
BB	26.7%
B	40.7%
CCC	13.9%
NR	0.7%
Other Instruments
Short Term Investments	4.7%
Preferred Stocks	4.6%
Common Stocks	1.6%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Date: August 5, 1996

Ten Largest Holdings (% of Total Net Assets)
Flakt Woods	2.3%
GRD Holdings III Corp.	2.2%
Opal Acquisition, Inc.	1.9%
Credit Acceptance Corp.	1.8%
Eagle Midco, Inc.	1.7%
Goldman Sachs Group, Inc.	1.7%
KGHM International Ltd.	1.7%
Pacific Premier Bancorp, Inc.	1.6%
Central Garden and Pet Co.	1.6%
Aspect Software, Inc.	1.5%
Top Ten Total	18.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*
Periods Ended December 31, 2014†

	1 Year	5 Year	10 Year
Series P (High Yield Series)	2.51%	7.85%	7.59%
Barclays U.S. Corporate High Yield Index	2.45%	9.03%	7.74%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

**
Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
SERIES P (HIGH YIELD SERIES)

	Shares	Value

COMMON STOCKS† - 1.8%

CONSUMER DISCRETIONARY - 1.5%
Travelport, LLC*,††,9	48,069	$849,859
Travelport, LLC*	17,328	311,904
Total Consumer Discretionary		1,161,763

ENERGY - 0.2%
Stallion Oilfield Holdings Ltd.*,††	19,265	185,522

COMMUNICATIONS - 0.1%
Cengage Learning Acquisitions, Inc.*,††	2,107	50,737
Aimia, Inc.	5	63
Total Communications		50,800

BASIC MATERIALS - 0.0%
Mirabela Nickel Ltd.*	1,470,315	34,815

DIVERSIFIED - 0.0%
Leucadia National Corp.	247	5,538

CONSUMER, NON-CYCLICAL - 0.0%
Crimson Wine Group Ltd.*	24	228
MEDIQ, Inc.*,†††	92	1
Total Consumer, Non-cyclical		229

CONSUMER, CYCLICAL - 0.0%
Delta Air Lines, Inc.	1	49
Chorus Aviation, Inc.	3	11
Total Consumer, Cyclical		60

FINANCIAL - 0.0%
Adelphia Recovery Trust*,†††,1	5,270	53

Total Common Stocks
(Cost $2,246,286)		1,438,780

PREFERRED STOCKS† - 5.2%
Goldman Sachs Group, Inc.
5.50%2,3	55,000	1,342,000
Kemper Corp.
7.38% due 02/27/54	39,000	1,003,860
Aspen Insurance Holdings Ltd.
5.95%2,3	35,000	884,100
Seaspan Corp.
6.38% due 04/30/19	34,000	843,200
U.S. Shipping Corp.*,††,1	24,529	27,472
Total Preferred Stocks
(Cost $4,654,811)		4,100,632

SHORT TERM INVESTMENTS† - 5.3%
Dreyfus Treasury Prime Cash Management Fund	4,206,829	4,206,829
Total Short Term Investments
(Cost $4,206,829)		4,206,829

	Face Amount

CORPORATE BONDS††,7 - 71.9%
FINANCIAL - 13.0%
Credit Acceptance Corp.
6.13% due 02/15/214		$1,400,000	1,400,000
Pacific Premier Bancorp, Inc.
5.75% due 09/03/246		1,250,000	1,275,000
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.50% due 04/15/215		700,000	651,000
7.38% due 04/01/205		455,000	423,150
Bank of America Corp.
4.20% due 08/26/244		550,000	560,299
6.25%2,3		500,000	494,219
Citigroup, Inc.
6.30%2,3		650,000	640,250
American Equity Investment Life Holding Co.
6.63% due 07/15/21		600,000	636,000
Kennedy-Wilson, Inc.
5.88% due 04/01/24		620,000	621,550
iStar Financial, Inc.
5.00% due 07/01/194		600,000	582,000
Oxford Finance LLC / Oxford Finance Company-Issuer, Inc.
7.25% due 01/15/185		500,000	515,000
Wilton Re Finance LLC
5.88% due 03/30/332,5		400,000	420,764
Icahn Enterprises Limited Partnership / Icahn Enterprises Finance Corp.
5.88% due 02/01/22		350,000	351,531
Majid AL Futtaim Holding
7.12% due 12/31/49		300,000	324,000
Lock AS
7.00% due 08/15/21	EUR	250,000	313,880
Cabot Financial Luxembourg S.A.
6.50% due 04/01/215	GBP	200,000	292,105
Lancashire Holdings Ltd.
5.70% due 10/01/225		260,000	279,755
Jefferies LoanCore LLC / JLC Finance Corp.
6.88% due 06/01/205		300,000	273,750
Fidelity & Guaranty Life Holdings, Inc.
6.38% due 04/01/215		225,000	236,250
Total Financial			10,290,503

ENERGY - 12.0%
Atlas Energy Holdings Operating Company LLC / Atlas Resource Finance Corp.
9.25% due 08/15/21		775,000	600,625
7.75% due 01/15/21		825,000	598,125
ContourGlobal Power Holdings S.A.
7.13% due 06/01/195		1,150,000	1,150,000
Legacy Reserves Limited Partnership / Legacy Reserves Finance Corp.
6.63% due 12/01/21		825,000	672,375
8.00% due 12/01/204		505,000	419,150

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
SERIES P (HIGH YIELD SERIES)

	Face Amount	Value

BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22	$1,000,000	$772,500
8.63% due 10/15/20	250,000	215,000
Endeavor Energy Resources. LP / EER Finance, Inc.
7.00% due 08/15/215	1,100,000	973,500
Sabine Pass Liquefaction LLC
6.25% due 03/15/224	900,000	913,500
Keane Group Holdings LLC
8.50% due 08/08/19†††,1	650,000	637,845
FTS International, Inc.
6.25% due 05/01/22	600,000	438,000
CONSOL Energy, Inc.
5.88% due 04/15/22	450,000	418,500
Unit Corp.
6.63% due 05/15/21	450,000	402,750
Atlas Pipeline Partners Limited Partnership / Atlas Pipeline Finance Corp.
5.88% due 08/01/23	300,000	297,000
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.00% due 12/15/20	300,000	287,250
Northern Oil and Gas, Inc.
8.00% due 06/01/20	350,000	265,125
Denbury Resources, Inc.
5.50% due 05/01/22	250,000	228,750
IronGate Energy Services LLC
11.00% due 07/01/186	155,000	103,850
Ultra Petroleum Corp.
5.75% due 12/15/18	100,000	92,250
SemGroup, LP
8.75% due 11/15/15†††,1,8	1,700,000	—
Total Energy		9,486,095

CONSUMER, NON-CYCLICAL - 8.3%
Central Garden and Pet Co.
8.25% due 03/01/18	1,250,000	1,259,375
Vector Group Ltd.
7.75% due 02/15/21	1,150,000	1,210,375
Bumble Bee Holdco SCA
9.63% due 03/15/184,5	800,000	836,000
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/214,5	700,000	743,750
ADT Corp.
6.25% due 10/15/214	700,000	719,250
US Foods, Inc.
8.50% due 06/30/19	350,000	371,000
JBS USA LLC / JBS USA Finance, Inc.
5.88% due 07/15/245	300,000	294,750
WEX, Inc.
4.75% due 02/01/235	300,000	289,500
American Seafoods Group LLC / American Seafoods Finance, Inc.
10.75% due 05/15/164,5	300,000	268,500
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/225	250,000	242,500
Spectrum Brands, Inc.
6.13% due 12/15/24	200,000	203,000
Bumble Bee Holdings, Inc.
9.00% due 12/15/175	136,000	142,664
Total Consumer, Non-cyclical		6,580,664

CONSUMER, CYCLICAL - 8.0%
GRD Holdings III Corp.
10.75% due 06/01/195	1,600,000	1,748,000
WMG Acquisition Corp.
6.00% due 01/15/215	800,000	800,000
6.75% due 04/15/225	750,000	682,500
Checkers Drive-In Restaurants, Inc.
11.00% due 12/01/175	900,000	972,000
DreamWorks Animation SKG, Inc.
6.88% due 08/15/205	700,000	717,500
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.50% due 06/01/244	600,000	579,000
Guitar Center, Inc.
6.50% due 04/15/195	380,000	326,800
Petco Animal Supplies, Inc.
9.25% due 12/01/185	200,000	209,500
Men’s Wearhouse, Inc.
7.00% due 07/01/224	100,000	102,750
Seminole Hard Rock Entertainment Incorporated / Seminole Hard Rock International LLC
5.88% due 05/15/215	100,000	99,000
Global Partners Limited Partnership / GLP Finance Corp.
6.25% due 07/15/22	80,000	77,600
Total Consumer, Cyclical		6,314,650

COMMUNICATIONS - 6.7%
MDC Partners, Inc.
6.75% due 04/01/205	1,100,000	1,133,000
SITEL LLC / Sitel Finance Corp.
11.00% due 08/01/175	1,000,000	995,000
CSC Holdings LLC
5.25% due 06/01/244	650,000	653,249
Unitymedia Hessen GmbH & Company KG / Unitymedia NRW GmbH
5.00% due 01/15/255	650,000	651,625
DISH DBS Corp.
5.88% due 11/15/24	400,000	402,000
5.88% due 07/15/22	200,000	205,000

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
SERIES P (HIGH YIELD SERIES)

	Face Amount		Value

Virgin Media Finance plc
6.38% due 10/15/245	GBP	300,000	$502,689
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
9.75% due 04/01/21		$400,000	442,000
Avaya, Inc.
7.00% due 04/01/195		150,000	146,250
Sirius XM Canada Holdings, Inc.
5.63% due 04/23/215	CAD	150,000	126,851
Expo Event Transco, Inc.
9.00% due 06/15/215		85,000	86,700
Total Communications			5,344,364

INDUSTRIAL - 6.6%
Marquette Transportation Company LLC / Marquette Transportation Finance Corp.
10.88% due 01/15/174		860,000	885,800
CEVA Group plc
7.00% due 03/01/215		900,000	868,500
Amsted Industries, Inc.
5.38% due 09/15/245		850,000	826,625
BMBG Bond Finance SCA
5.08% due 10/15/202,5	EUR	500,000	605,660
Odebrecht Offshore Drilling Finance Ltd.
6.63% due 10/01/224,6		625,560	559,876
Ultra Resources, Inc.
4.51% due 10/12/20†††,1		600,000	533,280
Sealed Air Corp.
4.88% due 12/01/225		500,000	496,250
LMI Aerospace, Inc.
7.38% due 07/15/19		300,000	292,500
Moog, Inc.
5.25% due 12/01/225		150,000	151,875
Total Industrial			5,220,366

TECHNOLOGY - 4.9%
Eagle Midco, Inc.
9.00% due 06/15/184,5		1,350,000	1,380,375
Aspect Software, Inc.
10.63% due 05/15/171,4		1,290,000	1,219,050
Audatex North America, Inc.
6.13% due 11/01/235		1,000,000	1,032,500
NCR Corp.
5.88% due 12/15/21		250,000	256,875
Total Technology			3,888,800

BASIC MATERIALS - 4.4%
KGHM International Ltd.
7.75% due 06/15/195		1,275,000	1,313,250
TPC Group, Inc.
8.75% due 12/15/205		1,030,000	1,001,675
Eldorado Gold Corp.
6.13% due 12/15/205		515,000	499,550
Mirabela Nickel Ltd.
9.50% due 06/24/19†††,1		339,390	339,390
1.00% due 07/31/44†††,1		7,722	—
Cascades, Inc.
5.50% due 07/15/225		300,000	298,500
Total Basic Materials			3,452,365

DIVERSIFIED - 4.2%
Harbinger Group, Inc.
7.75% due 01/15/22		1,203,000	1,215,030
7.88% due 07/15/19		298,000	317,370
7.75% due 01/15/225		250,000	252,500
Opal Acquisition, Inc.
8.88% due 12/15/214,5		1,500,000	1,522,500
Total Diversified			3,307,400

UTILITIES - 3.8%
Elwood Energy LLC
8.16% due 07/05/261,4		1,041,175	1,132,278
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/235		1,000,000	1,005,000
AES Corp.
5.50% due 03/15/244		600,000	608,880
4.88% due 05/15/23		250,000	248,125
Total Utilities			2,994,283

Total Corporate Bonds
(Cost $58,697,271)			56,879,490

SENIOR FLOATING RATE INTERESTS††,2,7 - 26.8%
INDUSTRIAL - 7.8%
Flakt Woods
2.64% due 03/20/17†††,1	EUR	1,558,622	1,820,137
CareCore National LLC
5.50% due 03/05/21		996,250	983,797
Mitchell International, Inc.
8.50% due 10/11/21		600,000	596,100
SIRVA Worldwide, Inc.
7.50% due 03/27/19		589,500	583,605
Mast Global
8.75% due 09/12/19†††,1		518,196	514,065
Knowledge Learning Corp.
5.25% due 03/18/21		397,000	396,008
Nord Anglia Education Finance LLC
4.50% due 03/31/21		400,000	395,000
Hardware Holdings LLC
6.75% due 03/30/20†††,1		349,125	338,651
Panolam Industries International, Inc.
7.51% due 08/23/17		191,514	187,205
NaNa Development Corp.
8.00% due 03/15/181		97,500	92,138
Ceva Logistics US Holdings
6.50% due 03/19/21		97,783	90,938

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
SERIES P (HIGH YIELD SERIES)

	Face Amount		Value

Ceva Logistics Holdings BV (Dutch)
6.50% due 03/19/21		$70,893	$65,930
Ceva Group plc (United Kingdom)
6.50% due 03/19/21		67,734	62,993
Ceva Logistics Canada, ULC
6.50% due 03/19/21		12,223	11,367
Total Industrial			6,137,934

CONSUMER, CYCLICAL - 4.5%
GCA Services Group, Inc.
9.25% due 11/01/20		1,200,000	1,179,001
Lions Gate Entertainment Corp.
5.00% due 07/19/20		700,000	692,125
IntraWest Holdings S.a r.l.
5.50% due 12/09/20		693,000	690,110
DLK Acquisitions BV
4.41% due 02/28/19†††,1	EUR	400,000	447,703
Eyemart Express
5.00% due 12/16/21		400,000	398,000
BJ’s Wholesale Club, Inc.
4.50% due 09/26/19		199,496	195,434
Total Consumer, Cyclical			3,602,373

FINANCIAL - 3.7%
Cunningham Lindsey U.S., Inc.
9.25% due 06/10/20		935,455	907,390
Magic Newco, LLC
12.00% due 06/12/19		700,000	756,441
Intertrust Group
8.00% due 04/11/22		400,000	394,000
Safe-Guard
6.25% due 08/19/21		344,125	343,265
STG-Fairway Acquisitions, Inc.
6.25% due 02/28/19		294,753	289,963
Trademonster
7.25% due 08/29/19†††		199,500	198,565
Expert Global Solutions
8.52% due 04/03/18		51,984	51,594
Total Financial			2,941,218

CONSUMER, NON-CYCLICAL - 3.7%
AdvancePierre Foods, Inc.
9.50% due 10/10/17		709,000	694,821
NES Global Talent
6.50% due 10/03/19		682,500	648,375
Birds Eye Iglo Group Ltd.
4.27% due 06/30/20	EUR	450,000	530,497
Reddy Ice Holdings, Inc.
10.75% due 10/01/191		530,000	445,200
CTI Foods Holding Co. LLC
8.25% due 06/28/21		350,000	342,125
Performance Food Group
6.25% due 11/14/19		246,250	241,017
Total Consumer, Non-cyclical			2,902,035

TECHNOLOGY - 3.2%
Greenway Medical Technologies
9.25% due 11/04/211		500,000	482,500
6.00% due 11/04/201		396,000	392,040
Sparta Holding Corp.
6.25% due 07/28/20†††		698,250	691,723
TIBCO Software, Inc.
6.50% due 11/25/20		500,000	483,335
GlobalLogic Holdings, Inc.
6.25% due 05/31/19		247,500	243,788
Flexera Software LLC
8.00% due 04/02/21		250,000	237,500
Total Technology			2,530,886

COMMUNICATIONS - 3.0%
Cartrawler
4.27% due 04/29/21	EUR	550,000	663,081
Avaya, Inc.
6.50% due 03/31/18		635,001	624,416
Anaren, Inc.
9.25% due 08/18/21		500,000	493,125
MergerMarket Ltd.
4.50% due 02/04/21		347,375	328,269
Cengage Learning Acquisitions, Inc.
7.00% due 03/31/20		248,125	245,334
Total Communications			2,354,225

BASIC MATERIALS - 0.7%
Atkore International, Inc.
7.75% due 10/09/21		400,000	390,000
Styrolution US Holding, LLC
6.50% due 11/07/19		210,000	203,175
Total Basic Materials			593,175

ENERGY - 0.2%
FTS International
5.75% due 04/16/21		218,182	171,273
Total Senior Floating Rate Interests
(Cost $22,009,406)			21,233,119

ASSET-BACKED SECURITIES††,7 - 1.9%
Iron Mountain, Inc.
6.13% due 09/15/22	GBP	600,000	954,407
ALM XIV Ltd. 2014-14A
3.68% due 07/28/262,5		600,000	558,300
Total Asset-Backed Securities
(Cost $1,544,039)			1,512,707

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
SERIES P (HIGH YIELD SERIES)

	Face Amount	Value

MORTGAGE-BACKED SECURITIES†† - 0.6%
SRERS Funding Ltd. 2011-RS
0.41% due 05/09/462,5	$516,639	$492,099
Total Mortgage-Backed Securities
(Cost $478,452)		492,099

Total Investments - 113.5%
(Cost $93,837,094)		$89,863,656
Other Assets & Liabilities, net - (13.5)%		(10,671,760)
Total Net Assets - 100.0%		$79,191,896

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at December 31, 2014	Net Unrealized Appreciation
BNY Mellon	4,700,000	EUR	01/09/15	$5,812,255	$5,688,799	$123,456
BNY Mellon	1,200,000	GBP	01/09/15	1,878,276	1,870,601	7,675
BNY Mellon	150,000	CAD	01/09/15	131,602	129,102	2,500
BNY Mellon	52,000	AUD	01/09/15	43,426	42,431	995
						$134,626

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Illiquid security.
2	Variable rate security. Rate indicated is rate effective at December 31, 2014.
3	Perpetual maturity.
4	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 14.
5
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $33,778,360 (cost $34,512,996), or 42.7% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

6
Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $1,938,726 (cost $2,026,984), or 2.4% of total net assets — See Note 15.

7	The face amount is denominated in U.S. Dollars unless otherwise indicated.
8	Security is in default of interest and/or principal obligations.
9	Security or a portion thereof is restricted due to a corporate action.
plc — Public Limited Company
REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

SERIES P (HIGH YIELD SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $93,837,094)	$89,863,656
Segregated cash with broker	150,000
Unrealized appreciation on forward foreign currency exchange contracts	134,626
Cash	116,264
Prepaid expenses	5,973
Receivables:
Securities sold	2,405,566
Interest	1,176,305
Dividends	13,017
Foreign taxes reclaim	6,451
Fund shares sold	2,894
Total assets	93,874,752

Liabilities:
Reverse Repurchase Agreements	12,540,862
Unfunded loan commitments, at value (commitment fees received $440,265)	398,561
Payable for:
Securities purchased	1,422,329
Fund shares redeemed	206,312
Management fees	33,978
Distribution and service fees	17,843
Fund accounting/administration fees	6,781
Transfer agent/maintenance fees	3,184
Trustees’ fees*	1,698
Miscellaneous	51,308
Total liabilities	14,682,856
Net assets	$79,191,896

Net assets consist of:
Paid in capital	$73,013,831
Undistributed net investment income	8,424,116
Accumulated net realized gain on investments	1,570,093
Net unrealized depreciation on investments	(3,816,144)
Net assets	$79,191,896
Capital shares outstanding	2,338,365
Net asset value per share	$33.87

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Interest (net of foreign withholding tax of $1,312)	$8,305,764
Dividends (net of foreign withholding tax of $1)	246,669
Total investment income	8,552,433

Expenses:
Management fees	820,198
Transfer agent/maintenance fees	25,005
Distribution and service fees	44,332
Fund accounting/administration fees	107,259
Interest expense	104,309
Trustees’ fees*	13,385
Line of credit fees	11,413
Custodian fees	5,145
Tax expense	4
Miscellaneous	101,516
Total expenses	1,232,566
Less:
Expenses waived by Adviser	(14,814)
Net expenses	1,217,752
Net investment income	7,334,681

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,856,720
Foreign currency	2,130
Forward foreign currency exchange contracts	861,526
Net realized gain	2,720,376
Net change in unrealized appreciation (depreciation) on:
Investments	(6,150,352)
Forward foreign currency exchange contracts	142,588
Foreign currency	(9,418)
Net change in unrealized appreciation (depreciation)	(6,017,182)
Net realized and unrealized loss	(3,296,806)
Net increase in net assets resulting from operations	$4,037,875

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$7,334,681	$8,361,124
Net realized gain on investments	2,720,376	533,682
Net change in unrealized appreciation (depreciation) on investments	(6,017,182)	284,749
Net increase in net assets resulting from operations	4,037,875	9,179,555

Capital share transactions:
Proceeds from sale of shares	55,071,243	60,438,050
Cost of shares redeemed	(103,900,378)	(83,887,297)
Net decrease from capital share transactions	(48,829,135)	(23,449,247)
Net decrease in net assets	(44,791,260)	(14,269,692)

Net assets:
Beginning of year	123,983,156	138,252,848
End of year	$79,191,896	$123,983,156
Undistributed net investment income at end of year	$8,424,116	$9,702,576

Capital share activity:
Shares sold	1,602,820	1,885,864
Shares redeemed	(3,019,750)	(2,627,041)
Net decrease in shares	(1,416,930)	(741,177)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

SERIES P (HIGH YIELD SERIES)

STATEMENT OF CASH FLOWS

Year ended December 31, 2014

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$4,037,875

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation (depreciation) on investments	6,150,352
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,349,808)
Net change in unrealized appreciation (depreciation) on foreign currency	9,418
Net realized gain on investments	(1,856,720)
Purchase of long-term investments	(110,698,959)
Proceeds from sale of long-term investments	145,436,886
Net proceeds from sale of short-term investments	2,167,240
Accretion of discounts and amortization of premiums	658
Decrease in prepaid expenses	3,300
Increase in for securities sold receivable	(1,146,408)
Decrease in interest receivable	874,789
Increase in dividends receivable	(1,482)
Increase in investment advisor receivable	(8,846)
Increase in foreign tax reclaims receivable	(6,451)
Increase in securities purchased payable	676,874
Decrease in management fees payable	(37,296)
Increase in distribution and service fees payable	17,843
Decrease in fund accounting/administration fees payable	(3,367)
Decrease in transfer agent/maintenance fees payable	(266)
Increase in trustees' fees payable	819
Decrease in miscellaneous payable	(14,174)
Net Cash Provided by Operating and Investing Activities	44,252,277

Cash Flows from Financing Activities:
Proceeds from reverse repurchase agreements	156,210,574
Payments made on reverse repurchase agreements	(151,356,769)
Proceeds from sale of shares	55,076,671
Cost of shares redeemed	(104,045,828)
Net Cash Used in Financing Activities	(44,115,352)
Net change in cash	136,925

Cash at Beginning of Year	$129,339
Cash at End of Year	$266,264
Supplemental Disclosure of Cash Flow Information: Cash paid during the year for interest	$102,891

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$33.02	$30.75	$26.77	$26.78	$23.20
Income (loss) from investment operations:
Net investment income (loss)[a]	2.23	2.20	2.01	2.00	2.02
Net gain (loss) on investments (realized and unrealized)	(1.38)	.07	1.97	(2.01)	1.56
Total from investment operations	.85	2.27	3.98	(.01)	3.58
Net asset value, end of period	$33.87	$33.02	$30.75	$26.77	$26.78

Total Return[b]	2.51%	7.38%	14.87%	(0.04%)	15.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$79,192	$123,983	$138,253	$118,156	$138,449
Ratios to average net assets:
Net investment income (loss)	6.50%	6.86%	6.95%	7.34%	8.16%
Total expenses	1.09%	1.07%	0.95%	0.93%	0.94%
Net expenses[c]	1.08%[d]	1.07%	0.95%	0.93%	0.94%
Portfolio turnover rate	90%	100%	95%	64%	56%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratio for the year would be 0.97%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

MANAGER’S COMMENTARY (Unaudited)	December 31, 2014

To Our Shareholders:

The Series Q (Small Cap Value Series) is managed by a team of seasoned professionals led by James Schier, CFA, Portfolio Manager. In the following paragraphs, he discusses performance of the Fund for the fiscal year ended December 31, 2014.

For the fiscal year ended December 31, 2014, the Series Q (Small Cap Value Series) returned -1.38%, compared with the Russell 2000® Value Index, which returned 4.22%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability or benefit from change that occurs within the industry they operate. In today’s rapid fire environment marked by very sharp, quick but constrained volatility, our long-term orientation and discipline is a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and when fundamentals once again become a more dominant factor in the market.

Performance Review

On the positive side, stock selection within Information Technology was the strongest contributor to return, as the sector gained 13%, almost twice that of the benchmark. Tech holding Spansion was the largest individual contributor to the Fund, after an announced merger with Cypress Semiconductor. Another contributor for the year, RF Micro Devices, Inc., remains responsive to the substantial operating leverage and synergy from its merger with TriQuint Semiconductor, Inc. in the period.

The Fund also benefited from sector allocations that favored the health care industry and stock selection in the Utilities and Materials sectors.

Hurting Fund performance for the year was stock selection and allocation in Financials and Industrials and stock selection in Energy.

We have a significant overweight to the Industrials sector, as it should benefit from any infrastructure upgrading in the U.S. The market seems to favor businesses that experience an immediate pick-up in business when the economy improves, rather than companies reliant on long project rollouts. The portfolio’s holdings, by contrast, include a number of companies that have an engineering and construction orientation, or are tied into fairly large, visible infrastructure projects. Portfolio holdings in the Industrials sector lost almost 7% compared with a 2% loss for the benchmark. A few names lagged due to unique concerns such as European exposure or energy end-market exposure. PMFG, Inc., an energy delivery-services company that experienced poor earnings was a leading individual detractor for the year.

Both stock selection and an underweight in the Financials sector detracted from Fund performance for the year. The underweight stems from the Fund’s orientation away from real estate investment trusts (REITs), a big part of the sector and which performed well earlier in the period, even though we believe they look fairly expensive, with high valuation relative to reinvestment opportunities. Notably, one of the Fund’s best-performing holdings was in Financials: Hanover Insurance Group, Inc., a property/casualty insurer. We have favored this group due to its positive pricing trends.

Energy stock selection also provided a meaningful setback. The Energy sector declined 37% in the benchmark. The Fund’s holdings focused on oil-centric production and service companies that tended to experience the brunt of the market’s selling in this sector. The strategy’s energy names as a whole declined 54% in value. Resolute Energy was the largest individual detractor from return for the year.

Portfolio Positioning

The largest relative sector exposures for the year were an underweight in Financials and an overweight in Industrials.

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGER'S COMMENTARY (Unaudited)(concluded)	December 31, 2014

The major additions to the portfolio in the period were in a variety of REITs (part of Financials), in order to initially bring the weighting up to 9% (about half of the benchmark weighting) from a negligible level of exposure. REITs continue to perform well, and the strategy’s underweighting in this industry has been a difficult bias to overcome. Over the period, the Fund also reduced its exposure to the reinsurance market, which has been under pressure as participants outside the industry have entered to provide capital in the search for yield.

The REIT purchases were primarily funded by reducing the weightings in a number of sectors, mostly Industrials and Consumer Discretionary. The Fund still has an overweight Industrials, which detracted from performance over the year. This is a large and eclectic sector in which we have diverse holdings. We believe the portfolio is well positioned to benefit from the growing cap-ex and construction environment tied to infrastructure renewal and reindustrialization in the U.S.

Portfolio and Market Outlook

Despite a firming economy, investors were very cautious over the period, as safe-haven areas such as utilities, REITs, health care and consumer staples continued to lead. As the world continues to look towards the U.S. economy to be the engine for growth, and as foreign investors continue to fear the safety of their own currencies and economies, interest in U.S. assets should continue to be robust. The continued decline in U.S. government bond yields should continue to make equities an attractive alternative for incremental investment dollars.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities and, as such, are constructive on the outlook.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

SERIES Q (SMALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification
(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Cumulative Fund Performance*,†

Inception Date: May 1, 2000

Ten Largest Holdings (% of Total Net Assets)
Hanover Insurance Group, Inc.	3.3%
Endurance Specialty Holdings Ltd.	2.5%
Covanta Holding Corp.	2.3%
Emergent Biosolutions, Inc.	2.1%
Laclede Group, Inc.	2.1%
Diebold, Inc.	2.0%
Apartment Investment & Management Co. — Class A	2.0%
PMFG, Inc.	2.0%
Silicon Graphics International Corp.	1.9%
Reinsurance Group of America, Inc. — Class A	1.9%
Top Ten Total	22.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended December 31, 2014†

	1 Year	5 Year	10 Year
Series Q (Small Cap Value Series)	-1.38%	13.39%	9.90%
Russell 2000 Value Index	4.22%	14.26%	6.89%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 100.9%

FINANCIAL - 31.1%
Hanover Insurance Group, Inc.	52,944	$3,775,965
Endurance Specialty Holdings Ltd.	47,636	2,850,538
Apartment Investment & Management Co. — Class A	61,420	2,281,753
Reinsurance Group of America, Inc. — Class A	24,785	2,171,662
Simmons First National Corp. — Class A	52,735	2,143,678
Berkshire Hills Bancorp, Inc.	72,185	1,924,452
CubeSmart	86,073	1,899,631
Navigators Group, Inc.*	25,790	1,891,439
NorthStar Realty Finance Corp.	100,520	1,767,142
Horace Mann Educators Corp.	52,730	1,749,581
Camden Property Trust	19,028	1,405,028
Sun Communities, Inc.	22,866	1,382,478
OFG Bancorp	82,220	1,368,963
BancFirst Corp.	17,857	1,131,955
Chatham Lodging Trust	37,607	1,089,475
Symetra Financial Corp.	46,790	1,078,509
1st Source Corp.	28,523	978,624
Home Loan Servicing Solutions Ltd.	43,650	852,048
AMERISAFE, Inc.	19,414	822,377
PrivateBancorp, Inc. — Class A	23,452	783,297
Blackstone Mortgage Trust, Inc. — Class A	23,000	670,220
StanCorp Financial Group, Inc.	9,110	636,425
Eaton Vance Corp.	15,280	625,410
Radian Group, Inc.	20,535	343,345
Trustmark Corp.	12,040	295,462
Argo Group International Holdings Ltd.	2,823	156,592
Total Financial		36,076,049

INDUSTRIAL - 16.9%
Covanta Holding Corp.	122,140	2,688,301
PMFG, Inc.*	433,033	2,264,763
Celadon Group, Inc.	85,979	1,950,863
Curtiss-Wright Corp.	24,413	1,723,313
Orbital Sciences Corp.*	59,941	1,611,813
FLIR Systems, Inc.	37,190	1,201,609
Berry Plastics Group, Inc.*	34,680	1,094,154
Aegion Corp. — Class A*	52,928	984,990
Newport Corp.*	50,880	972,317
Energy Recovery, Inc.*	175,651	925,681
Gentex Corp.	24,210	874,707
Sterling Construction Company, Inc.*	131,448	839,953
LMI Aerospace, Inc.*	44,700	630,270
Marten Transport Ltd.	28,758	628,650
Rand Logistics, Inc.*	119,809	473,246
Dynamic Materials Corp.	23,487	376,262
UTI Worldwide, Inc.*	27,140	327,580
Sanmina Corp.*	1,532	36,048
Total Industrial		19,604,520

CONSUMER, NON-CYCLICAL - 15.3%
Emergent Biosolutions, Inc.*	90,440	2,462,681
ABM Industries, Inc.	67,990	1,947,914
Greatbatch, Inc.*	32,471	1,600,819
Global Cash Access Holdings, Inc.*	216,100	1,545,115
Invacare Corp.	89,160	1,494,322
Great Lakes Dredge & Dock Corp.*	151,466	1,296,549
DeVry Education Group, Inc.	27,220	1,292,133
Navigant Consulting, Inc.*	75,090	1,154,134
Kindred Healthcare, Inc.	63,038	1,146,031
ICU Medical, Inc.*	10,093	826,617
Globus Medical, Inc. — Class A*	27,960	664,609
ICF International, Inc.*	15,832	648,795
HealthSouth Corp.	14,970	575,746
Tornier N.V.*	14,718	375,309
Grand Canyon Education, Inc.*	6,610	308,423
Darling Ingredients, Inc.*	16,380	297,461
OraSure Technologies, Inc.*	13,979	141,747
Total Consumer, Non-cyclical		17,778,405

TECHNOLOGY - 13.4%
Diebold, Inc.	66,972	2,319,910
Silicon Graphics International Corp.*	191,510	2,179,384
Maxwell Technologies, Inc.*	223,843	2,041,448
KEYW Holding Corp.*	153,362	1,591,898
IXYS Corp.	98,750	1,244,249
Spansion, Inc. — Class A*	28,214	965,483
ManTech International Corp. — Class A	29,979	906,265
Allscripts Healthcare Solutions, Inc.*	62,720	800,934
Brooks Automation, Inc.	62,710	799,553
Diodes, Inc.*	25,850	712,685
Mercury Systems, Inc.*	48,980	681,802
Teradyne, Inc.	33,290	658,809
iGATE Corp.*	8,440	333,211
IPG Photonics Corp.*	4,430	331,896
Total Technology		15,567,527

CONSUMER, CYCLICAL - 7.3%
International Speedway Corp. — Class A	50,070	1,584,716
Papa Murphy’s Holdings, Inc.*	133,280	1,548,714
Chico’s FAS, Inc.	64,720	1,049,111
Oshkosh Corp.	17,820	866,943
Wendy’s Co.	73,140	660,454
ScanSource, Inc.*	16,260	653,001
Ryland Group, Inc.	16,140	622,358
Iconix Brand Group, Inc.*	14,850	501,781
Crocs, Inc.*	34,048	425,260
WESCO International, Inc.*	4,393	334,791
Abercrombie & Fitch Co. — Class A	7,990	228,834
Total Consumer, Cyclical		8,475,963

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value

UTILITIES - 6.6%
Laclede Group, Inc.	45,090	$2,398,788
UGI Corp.	54,626	2,074,695
PICO Holdings, Inc.*	80,760	1,522,326
South Jersey Industries, Inc.	16,040	945,237
Avista Corp.	18,530	655,036
Total Utilities		7,596,082

COMMUNICATIONS - 4.4%
DigitalGlobe, Inc.*	63,024	1,951,853
Finisar Corp.*	60,510	1,174,499
Safeguard Scientifics, Inc.*	52,711	1,044,732
Scholastic Corp.	15,954	581,045
Liquidity Services, Inc.*	39,103	319,472
Total Communications		5,071,601

BASIC MATERIALS - 3.0%
Olin Corp.	47,201	1,074,767
Luxfer Holdings plc ADR	64,647	965,180
Landec Corp.*	62,505	863,194
Royal Gold, Inc.	9,332	585,116
Total Basic Materials		3,488,257

ENERGY - 2.9%
Patterson-UTI Energy, Inc.	64,180	1,064,746
Matrix Service Co.*	31,278	698,125
Oasis Petroleum, Inc.*	32,850	543,339
Clayton Williams Energy, Inc.*	7,457	475,757
Sanchez Energy Corp.*	32,070	297,930
Resolute Energy Corp.*	222,610	293,845
Total Energy		3,373,742

Total Common Stocks
(Cost $100,933,407)		117,032,146

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.*,1,2	116,667	1,022
Total Convertible Preferred Stocks
(Cost $111,410)		1,022

SHORT TERM INVESTMENTS† - 0.9%
Dreyfus Treasury Prime Cash Management Fund	986,072	986,072
Total Short Term Investments
(Cost $986,072)		986,072

Total Investments - 101.8%
(Cost $102,030,889)		$118,019,240
Other Assets & Liabilities, net - (1.8)%		(2,086,157)
Total Net Assets - 100.0%		$115,933,083

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1
PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

2	Illiquid security.
ADR — American Depositary Receipt
plc — Public Limited Company

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $102,030,889)	$118,019,240
Prepaid expenses	4,375
Receivables:
Securities sold	13,896,554
Dividends	130,190
Fund shares sold	35,874
Total assets	132,086,233

Liabilities:
Payable for:
Securities purchased	15,926,192
Fund shares redeemed	109,852
Management fees	92,325
Fund accounting/administration fees	9,232
Transfer agent/maintenance fees	4,075
Trustees’ fees*	545
Miscellaneous	10,929
Total liabilities	16,153,150
Net assets	$115,933,083

Net assets consist of:
Paid in capital	$81,684,934
Accumulated net investment loss	(138,581)
Accumulated net realized gain on investments	18,398,379
Net unrealized appreciation on investments	15,988,351
Net assets	$115,933,083
Capital shares outstanding	2,241,021
Net asset value per share	$51.73

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $1,760)	$1,608,527
Interest	60,073
Total investment income	1,668,600

Expenses:
Management fees	1,210,160
Transfer agent/maintenance fees	25,005
Fund accounting/administration fees	121,014
Trustees’ fees*	13,886
Custodian fees	2,654
Line of credit fees	1,885
Tax expense	4
Miscellaneous	97,955
Total expenses	1,472,563
Net investment income	196,037

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	18,770,496
Options written	160,273
Net realized gain	18,930,769
Net change in unrealized appreciation (depreciation) on:
Investments	(21,095,639)
Options written	(62,843)
Net change in unrealized appreciation (depreciation)	(21,158,482)
Net realized and unrealized loss	(2,227,713)
Net decrease in net assets resulting from operations	$(2,031,676)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$196,037	$29,715
Net realized gain on investments	18,930,769	14,101,979
Net change in unrealized appreciation (depreciation) on investments	(21,158,482)	24,971,725
Net increase (decrease) in net assets resulting from operations	(2,031,676)	39,103,419

Distributions to shareholders from:
Net investment income	(12,486)	—
Total distributions to shareholders	(12,486)	—

Capital share transactions:
Proceeds from sale of shares	11,066,669	18,249,589
Distributions reinvested	12,486	—
Cost of shares redeemed	(33,044,926)	(28,811,632)
Net decrease from capital share transactions	(21,965,771)	(10,562,043)
Net increase (decrease) in net assets	(24,009,933)	28,541,376

Net assets:
Beginning of year	139,943,016	111,401,640
End of year	$115,933,083	$139,943,016
Accumulated net investment loss at end of year	$(138,581)	$(309,867)

Capital share activity:
Shares sold	213,055	402,298
Shares issued from reinvestment of distributions	241	—
Shares redeemed	(639,695)	(639,709)
Net decrease in shares	(426,399)	(237,411)

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Q (SMALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$52.46	$38.35	$32.09	$33.64	$27.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.01	(—)[b]	(.10)	(.06)
Net gain (loss) on investments (realized and unrealized)	(.80)	14.10	6.26	(1.45)	6.10
Total from investment operations	(.72)	14.11	6.26	(1.55)	6.04
Less distributions from:
Net investment income	(.01)	—	—	—	—
Total distributions	(.01)	—	—	—	—
Net asset value, end of period	$51.73	$52.46	$38.35	$32.09	$33.64

Total Return[c]	(1.38%)	36.79%	19.51%	(4.61%)	21.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$115,933	$139,943	$111,402	$107,587	$126,827
Ratios to average net assets:
Net investment income (loss)	0.15%	0.02%	(0.00%)[d]	(0.29%)	(0.22%)
Total expenses	1.16%	1.16%	1.15%	1.12%	1.12%
Portfolio turnover rate	50%	30%	44%	51%	38%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income (loss) is less than $0.01 per share.
[c]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Net investment income (loss) ratio is less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 121

MANAGER’S COMMENTARY (Unaudited)	December 31, 2014

To Our Shareholders:

The Series V (Mid Cap Value Series) is managed by a team of seasoned professionals led by James Schier, CFA, Portfolio Manager. In the following paragraphs, he discusses performance of the Fund for the fiscal year ended December 31, 2014.

For the fiscal year ended December 31, 2014, the Series V (Mid Cap Value Series) returned 0.91%, compared with the Russell 2500® Value Index, which returned 7.11%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily they can improve returns, maintain existing high levels of profitability or benefit from change that occurs within the industries in which they operate. In today’s rapid-fire environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline is a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

On the positive side, stock selection within Industrials and Information Technology was the strongest contributor to return. Tech holding RF Micro Devices, Inc. was one of the top individual contributors for the year. It remains responsive to the substantial operating leverage and synergy from its merger with TriQuint Semiconductor, Inc. in the period. The Utility sector also provided solid results in stock selection.

Hurting Fund performance for the year was stock selection in Financials and an overweight and stock selection in Energy.

Both stock selection and an underweight in the Financials sector detracted from Fund performance for the year. The underweight stems from the Fund’s orientation away from real estate investment trusts (REITs), a big part of the sector and which performed well earlier in the period, even though we believe they look fairly expensive, with high valuation relative to reinvestment opportunities. Notably, one of the Fund’s best-performing holdings was in Financials: Hanover Insurance Group, Inc., a property/casualty insurer. We have favored this group due to its positive pricing trends.

Energy stock selection also provided a meaningful setback. The Energy sector declined 32% in the benchmark. The Fund’s holdings focused on oil-centric production and service companies that tended to experience the brunt of the market’s selling in this sector. The strategy’s energy names as a whole declined 43% in value. Resolute Energy and Oasis Petroleum were the largest individual detractors from return for the year.

Portfolio Positioning

The largest relative sector exposures for the year were an underweight in Financials and an overweight in Industrials.

The major additions to the portfolio in the period were in a variety of REITs (part of Financials), in order to initially bring the weighting up to 9% (about half of the benchmark weighting) from a negligible level of exposure. REITs continue to perform well, and the strategy’s underweighting in this industry has been a difficult bias to overcome. Over the period, the Fund also reduced its exposure to the reinsurance market, which has been under pressure as participants outside the industry have entered to provide capital in the search for yield.

The REIT purchases were primarily funded by reducing the weightings in a number of sectors, mostly Industrials and Consumer Discretionary. The Fund still has an overweight Industrials (18% versus 14% for the benchmark), which detracted from performance over the year. This is a large and eclectic sector in which we have diverse holdings. We believe the portfolio is well positioned to benefit from the growing cap-ex and construction environment tied to infrastructure renewal and reindustrialization in the U.S.

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGER'S COMMENTARY (Unaudited)(concluded)	December 31, 2014

Portfolio and Market Outlook

Despite a firming economy, investors were very cautious over the period, as safe-haven areas such as utilities, REITs, health care and consumer staples continued to lead. As the world continues to look towards the U.S. economy to be the engine for growth, and as foreign investors continue to fear the safety of their own currencies and economies, interest in U.S. assets should continue to be robust. The continued decline in U.S. government bond yields should continue to make equities an attractive alternative for incremental investment dollars.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities and, as such, are constructive on the outlook.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 123

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

SERIES V (MID CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification
(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Cumulative Fund Performance*,†

Inception Date: May 1, 1997

Ten Largest Holdings (% of Total Net Assets)
Hanover Insurance Group, Inc.	3.0%
Computer Sciences Corp.	2.8%
Covanta Holding Corp.	2.4%
Reinsurance Group of America, Inc. — Class A	2.2%
Zions Bancorporation	2.1%
IXYS Corp.	2.1%
Sonoco Products Co.	2.0%
Pinnacle West Capital Corp.	2.0%
Owens-Illinois, Inc.	1.9%
DigitalGlobe, Inc.	1.9%
Top Ten Total	22.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended December 31, 2014†

	1 Year	5 Year	10 Year
Series V (Mid Cap Value Series)	0.91%	11.42%	9.15%
Russell 2500 Value Index	7.11%	15.48%	7.91%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

124 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
SERIES V (MID CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 98.0%

FINANCIAL - 28.9%
Hanover Insurance Group, Inc.	111,897	$7,980,494
Reinsurance Group of America, Inc. — Class A	67,417	5,907,077
Zions Bancorporation	197,920	5,642,698
Alleghany Corp.*	10,220	4,736,970
FirstMerit Corp.	238,389	4,503,169
American Financial Group, Inc.	65,050	3,949,836
Popular, Inc.*	101,150	3,444,157
Endurance Specialty Holdings Ltd.	51,196	3,063,568
Apartment Investment & Management Co. — Class A	71,620	2,660,683
CubeSmart	118,240	2,609,557
Kilroy Realty Corp.	37,540	2,592,887
Camden Property Trust	34,640	2,557,818
Sun Communities, Inc.	42,010	2,539,925
Home Loan Servicing Solutions Ltd.	112,527	2,196,527
SVB Financial Group*	17,770	2,062,564
Wintrust Financial Corp.	43,390	2,028,916
Jones Lang LaSalle, Inc.	13,400	2,009,062
Symetra Financial Corp.	86,638	1,997,006
NorthStar Realty Finance Corp.	110,810	1,948,040
Trustmark Corp.	76,020	1,865,531
City National Corp.	21,280	1,719,637
StanCorp Financial Group, Inc.	21,630	1,511,072
Eaton Vance Corp.	36,290	1,485,350
Alexandria Real Estate Equities, Inc.	15,870	1,408,304
BioMed Realty Trust, Inc.	60,470	1,302,524
OFG Bancorp	64,155	1,068,181
Employers Holdings, Inc.	30,219	710,449
Chatham Lodging Trust	22,000	637,340
Total Financial		76,139,342

CONSUMER, NON-CYCLICAL - 15.9%
MEDNAX, Inc.*	67,220	4,443,914
Hormel Foods Corp.	79,990	4,167,479
Navigant Consulting, Inc.*	259,077	3,982,014
DeVry Education Group, Inc.	82,947	3,937,493
HealthSouth Corp.	88,550	3,405,633
Apollo Education Group, Inc. — Class A*	95,960	3,273,196
Kindred Healthcare, Inc.	159,787	2,904,928
Quanta Services, Inc.*	98,060	2,783,923
ICF International, Inc.*	62,545	2,563,094
Hologic, Inc.*	78,664	2,103,475
Ingredion, Inc.	20,320	1,723,949
Globus Medical, Inc. — Class A*	66,150	1,572,386
Emergent Biosolutions, Inc.*	56,471	1,537,705
Bunge Ltd.	14,300	1,300,013
OraSure Technologies, Inc.*	93,350	946,569
Darling Ingredients, Inc.*	43,450	789,052
Grand Canyon Education, Inc.*	13,880	647,641
Total Consumer, Non-cyclical		42,082,464

INDUSTRIAL - 14.5%
Covanta Holding Corp.	289,410	6,369,914
Sonoco Products Co.	119,690	5,230,454
Owens-Illinois, Inc.*	184,600	4,982,354
Orbital Sciences Corp.*	181,714	4,886,289
FLIR Systems, Inc.	135,870	4,389,960
Rock-Tenn Co. — Class A	55,780	3,401,464
Gentex Corp.	82,470	2,979,641
Aegion Corp. — Class A*	118,405	2,203,517
Huntington Ingalls Industries, Inc.	13,320	1,497,967
Berry Plastics Group, Inc.*	42,460	1,339,613
UTI Worldwide, Inc.*	64,450	777,912
Advanced Energy Industries, Inc.*	15,140	358,818
Total Industrial		38,417,903

TECHNOLOGY - 10.4%
Computer Sciences Corp.	116,500	7,345,326
IXYS Corp.	437,430	5,511,618
Diebold, Inc.	113,830	3,943,071
Maxwell Technologies, Inc.*	387,650	3,535,368
Allscripts Healthcare Solutions, Inc.*	148,020	1,890,215
Teradyne, Inc.	77,600	1,535,704
KEYW Holding Corp.*	133,680	1,387,598
iGATE Corp.*	20,030	790,784
IPG Photonics Corp.*	10,550	790,406
ManTech International Corp. — Class A	25,050	757,262
Total Technology		27,487,352

UTILITIES - 9.6%
Pinnacle West Capital Corp.	76,010	5,192,242
UGI Corp.	110,643	4,202,221
AGL Resources, Inc.	77,060	4,200,541
Westar Energy, Inc.	81,590	3,364,772
Great Plains Energy, Inc.	93,095	2,644,829
Black Hills Corp.	39,460	2,092,958
Avista Corp.	44,280	1,565,298
Ameren Corp.	20,171	930,488
EnerNOC, Inc.*	43,110	666,050
MDU Resources Group, Inc.	22,301	524,074
Total Utilities		25,383,473

CONSUMER, CYCLICAL - 8.3%
Oshkosh Corp.	56,450	2,746,293
Chico’s FAS, Inc.	168,380	2,729,439
Brown Shoe Company, Inc.	74,051	2,380,739
WESCO International, Inc.*	26,266	2,001,732
Dolby Laboratories, Inc. — Class A	44,930	1,937,382
Ryland Group, Inc.	48,810	1,882,114
Foot Locker, Inc.	28,000	1,573,040
Wendy’s Co.	173,990	1,571,130
DR Horton, Inc.	57,570	1,455,945
Ascena Retail Group, Inc.*	86,270	1,083,551
United Stationers, Inc.	25,170	1,061,167
Visteon Corp.*	9,700	1,036,542

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
SERIES V (MID CAP VALUE SERIES)

	Shares	Value

Abercrombie & Fitch Co. — Class A	18,990	$543,874
Total Consumer, Cyclical		22,002,948

COMMUNICATIONS - 4.2%
DigitalGlobe, Inc.*	160,708	4,977,127
Finisar Corp.*	143,280	2,781,065
Scholastic Corp.	74,674	2,719,627
Liquidity Services, Inc.*	82,296	672,358
Total Communications		11,150,177

BASIC MATERIALS - 3.8%
Cameco Corp.	252,210	4,138,766
Olin Corp.	111,296	2,534,210
Landec Corp.*	170,200	2,350,462
Intrepid Potash, Inc.*	78,330	1,087,220
Total Basic Materials		10,110,658

ENERGY - 2.4%
Whiting Petroleum Corp.*	55,390	1,827,869
Sanchez Energy Corp.*	158,391	1,471,452
Superior Energy Services, Inc.	69,192	1,394,219
Patterson-UTI Energy, Inc.	82,430	1,367,514
Resolute Energy Corp.*	251,840	332,429
HydroGen Corp.*,†††,1	672,346	1
Total Energy		6,393,484

Total Common Stocks
(Cost $220,157,112)		259,167,801

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.*,2,3	308,333	2,701
Total Convertible Preferred Stocks
(Cost $294,438)		2,701

SHORT TERM INVESTMENTS† - 2.0%
Dreyfus Treasury Prime Cash Management Fund	5,401,990	5,401,990
Total Short Term Investments
(Cost $5,401,990)		5,401,990

Total Investments - 100.0%
(Cost $225,853,540)		$264,572,492
Other Assets & Liabilities, net - 0.0%		(77,591)
Total Net Assets - 100.0%		$264,494,901

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Affiliated issuer — See Note 10.
2
PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

3	Illiquid security.

126 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES V (MID CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments in unaffiliated issuers, at value (cost $223,281,965)	$264,572,491
Investments in affiliated issuers, at value (cost $2,571,575)	1
Total investments (cost $225,853,540)	264,572,492
Prepaid expenses	9,498
Cash	2,736
Receivables:
Dividends	395,891
Fund shares sold	83,162
Foreign taxes reclaim	5,224
Total assets	265,069,003

Liabilities:
Payable for:
Management fees	168,135
Fund shares redeemed	153,873
Fund accounting/administration fees	21,297
Transfer agent/maintenance fees	3,647
Trustees’ fees*	1,069
Miscellaneous	226,081
Total liabilities	574,102
Net assets	$264,494,901

Net assets consist of:
Paid in capital	$186,239,080
Undistributed net investment income	1,444,820
Accumulated net realized gain on investments	38,092,049
Net unrealized appreciation on investments	38,718,952
Net assets	$264,494,901
Capital shares outstanding	3,140,536
Net asset value per share	$84.22

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $14,267)	$4,306,476
Interest	150,849
Total investment income	4,457,325

Expenses:
Management fees	2,157,797
Transfer agent/maintenance fees	25,005
Fund accounting/administration fees	273,317
Trustees’ fees*	30,747
Line of credit fees	4,478
Custodian fees	2,895
Tax expense	562
Miscellaneous	176,765
Total expenses	2,671,566
Net investment income	1,785,759

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	37,925,604
Options written	227,815
Net realized gain	38,153,419
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(37,117,240)
Investments in affiliated issuers	1
Options written	(140,750)
Net change in unrealized appreciation (depreciation)	(37,257,989)
Net realized and unrealized gain	895,430
Net increase in net assets resulting from operations	$2,681,189

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 127

SERIES V (MID CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,785,759	$1,359,800
Net realized gain on investments	38,153,419	29,706,919
Net change in unrealized appreciation (depreciation) on investments	(37,257,989)	49,090,035
Net increase in net assets resulting from operations	2,681,189	80,156,754

Distributions to shareholders from:
Net investment income	(7,631)	—
Total distributions to shareholders	(7,631)	—

Capital share transactions:
Proceeds from sale of shares	11,079,336	15,835,127
Distributions reinvested	7,631	—
Cost of shares redeemed	(51,431,613)	(43,631,962)
Net decrease from capital share transactions	(40,344,646)	(27,796,835)
Net increase (decrease) in net assets	(37,671,088)	52,359,919

Net assets:
Beginning of year	302,165,989	249,806,070
End of year	$264,494,901	$302,165,989
Undistributed net investment income at end of year	$1,444,820	$1,496,196

Capital share activity:
Shares sold	130,280	217,418
Shares issued from reinvestment of distributions	91	—
Shares redeemed	(610,353)	(587,402)
Net decrease in shares	(479,982)	(369,984)

128 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES V (MID CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$83.46	$62.60	$53.45	$57.78	$49.05
Income (loss) from investment operations:
Net investment income (loss)[a]	.53	.36	.25	.15	.39
Net gain (loss) on investments (realized and unrealized)	.23	20.50	8.90	(4.48)	8.34
Total from investment operations	.76	20.86	9.15	(4.33)	8.73
Less distributions from:
Net investment income	(—)[b]	—	—	—	—
Net asset value, end of period	$84.22	$83.46	$62.60	$53.45	$57.78

Total Return[c]	0.91%	33.32%	17.12%	(7.49%)	17.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$264,495	$302,166	$249,806	$250,620	$316,418
Ratios to average net assets:
Net investment income (loss)	0.62%	0.48%	0.43%	0.26%	0.75%
Total expenses	0.93%	0.93%	0.93%	0.90%	0.90%
Portfolio turnover rate	53%	22%	24%	28%	25%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 129

MANAGER’S COMMENTARY (Unaudited)	December 31, 2014

To Our Shareholders:

The Series X (StylePlus—Small Growth Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chairman of Investments and Chief Investment Officer; Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; and Scott Hammond, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2014.

For the year ended December 31, 2014, the Series X (StylePlus—Small Growth Series) returned 8.80%, compared with the 5.60% return of its benchmark, the Russell 2000® Growth Index.

The Fund seeks to outperform the Russell 2000 Growth Index by combining actively managed and passive equity exposure, along with an actively managed fixed income portfolio. The passive equity position is maintained with swap agreements and futures contracts. The Fund’s fixed income component invests in a variety of fixed income sectors, including asset-backed securities (ABS), mortgage-backed securities (MBS), high yield corporate bonds and bank loans.

The allocation between active and passive equity is tactically managed based on the environment for stock-picking opportunities. When stock selection opportunities are less attractive, the Fund invests in derivatives based on the target index, backed by a diversified portfolio of fixed income instruments. In this way, the Fund believes it will deliver the target index return plus an alpha component commensurate with the yield achieved on the active fixed income portfolio.

For the period, the Fund maintained an average allocation of a little more than 20% to the actively managed equity allocation and slightly less than 80% to the passive equity position. The actively managed equity sleeve was scaled down from 25% to 20% mid-year, as U.S. equity and credit markets became more volatile beginning in the third quarter. While the sell-off was initially sparked by market unease over the Fed winding down its purchases of U.S. Treasuries and mortgage-backed securities, it continued through the fourth quarter as markets grew anxious over the weakening global outlook. The actively managed sleeve was maintained at about 20% for the rest of the period.

The Fund’s active equity and active fixed income exposures both contributed to performance for the period. The passive equity position was neutral to performance, and the swap agreements contributed to performance.

The actively managed equity portfolio was underweight the more expensive smaller and momentum names (based on various measures, such as price-to-earnings), and overweight the less expensive and larger holdings. Sectors that contributed most to performance for the year were Consumer Staples and Information Technology. Sectors that detracted most from performance for the year were Energy and Financials.

Uncorrelated with the Fund’s active equity component, the fixed-income component was largely invested in ABS and MBS. These positions constituted the majority of the fixed income sleeve’s total return.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

130 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification
(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Portfolio Composition by Quality Rating**
Rating
Fixed Income Instruments
AAA	6.1%
AA	4.1%
A	5.5%
BBB	6.9%
BB	0.5%
B	2.3%
CCC	0.5%
Other Instruments
Mutual Funds	48.2%
Common Stocks	21.7%
Short Term Investments	4.2%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Date: October 15, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	23.1%
Guggenheim Strategy Fund I	15.8%
Guggenheim Strategy Fund II	7.3%
Guggenheim Strategy Fund III	1.9%
Goldman Sachs Asset Management CLO plc 2007-1A	1.3%
KKR Financial CLO 2007-1 Ltd. 2007-1A	1.3%
HSI Asset Securitization Corporation Trust 2007-WF1	1.1%
N-Star REL CDO VIII Ltd. 2006-8A	0.9%
Duane Street CLO IV Ltd. 2007-4A	0.9%
SRERS Funding Ltd. 2011-RS	0.9%
Top Ten Total	54.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 131

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*
Periods Ended December 31, 2014†

	1 Year	5 Year	10 Year
Series X (StylePlus— Small Growth Series)	8.80%	16.95%	6.42%
Russell 2000 Growth Index	5.60%	16.80%	8.54%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

**
Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

132 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value

COMMON STOCKS† - 21.7%

CONSUMER, NON-CYCLICAL - 8.0%
PAREXEL International Corp.*	1,969	$109,398
HealthSouth Corp.	2,695	103,650
Isis Pharmaceuticals, Inc.*	1,542	95,204
Sanderson Farms, Inc.	1,040	87,386
USANA Health Sciences, Inc.*	816	83,713
Cal-Maine Foods, Inc.	1,922	75,015
Darling Ingredients, Inc.*	3,500	63,560
HMS Holdings Corp.*	2,945	62,257
Vector Group Ltd.	2,882	61,415
Select Medical Holdings Corp.	4,189	60,321
TreeHouse Foods, Inc.*	702	60,042
United Natural Foods, Inc.*	758	58,612
PDL BioPharma, Inc.	7,565	58,326
EVERTEC, Inc.	2,493	55,171
Cepheid*	1,004	54,357
Haemonetics Corp.*	1,419	53,099
Chemed Corp.	485	51,250
Thoratec Corp.*	1,553	50,410
NuVasive, Inc.*	1,061	50,037
West Pharmaceutical Services, Inc.	891	47,437
Euronet Worldwide, Inc.*	860	47,214
Lancaster Colony Corp.	488	45,696
Fresh Market, Inc.*	1,088	44,826
Corporate Executive Board Co.	585	42,430
WEX, Inc.*	421	41,645
Andersons, Inc.	767	40,758
B&G Foods, Inc.	1,274	38,093
Insulet Corp.*	817	37,631
Deluxe Corp.	590	36,728
STERIS Corp.	552	35,797
Central Garden and Pet Co. — Class A*	3,604	34,418
RPX Corp.*	2,447	33,720
Molina Healthcare, Inc.*	627	33,563
Surgical Care Affiliates, Inc.*	951	32,001
Landauer, Inc.	926	31,614
Cardtronics, Inc.*	806	31,095
Coca-Cola Bottling Company Consolidated	353	31,075
Huron Consulting Group, Inc.*	438	29,955
Skilled Healthcare Group, Inc. — Class A*	3,446	29,532
Synageva BioPharma Corp.*	310	28,765
Great Lakes Dredge & Dock Corp.*	3,351	28,685
Acadia Healthcare Company, Inc.*	460	28,157
Array BioPharma, Inc.*	5,938	28,088
Affymetrix, Inc.*	2,843	28,060
Medifast, Inc.*	832	27,914
Diamond Foods, Inc.*	979	27,637
J&J Snack Foods Corp.	254	27,628
Puma Biotechnology, Inc.*	141	26,687
SP Plus Corp.*	1,052	26,542
NPS Pharmaceuticals, Inc.*	740	26,470
Ophthotech Corp.*	589	26,428
OPKO Health, Inc.*	2,596	25,934
Insperity, Inc.	765	25,925
Sarepta Therapeutics, Inc.*	1,790	25,902
Seaboard Corp.*	6	25,188
Anika Therapeutics, Inc.*	615	25,055
Theravance, Inc.	1,748	24,734
Masimo Corp.*	929	24,470
Sotheby’s	562	24,267
Revlon, Inc. — Class A*	707	24,151
Acorda Therapeutics, Inc.*	589	24,072
Inter Parfums, Inc.	876	24,046
Premier, Inc. — Class A*	711	23,840
Genomic Health, Inc.*	743	23,754
Prestige Brands Holdings, Inc.*	674	23,401
DexCom, Inc.*	423	23,286
Halozyme Therapeutics, Inc.*	2,388	23,044
Arena Pharmaceuticals, Inc.*	6,581	22,836
Globus Medical, Inc. — Class A*	960	22,819
Akorn, Inc.*	617	22,335
Korn/Ferry International*	764	21,973
Alliance HealthCare Services, Inc.*	1,037	21,767
Inovio Pharmaceuticals, Inc.*	2,347	21,545
Air Methods Corp.*	473	20,826
MannKind Corp.*	3,816	19,900
TrueBlue, Inc.*	859	19,113
HeartWare International, Inc.*	253	18,578
Total Consumer, Non-cyclical		2,972,273

INDUSTRIAL - 4.3%
Generac Holdings, Inc.*	1,634	76,406
Rexnord Corp.*	2,657	74,953
Polypore International, Inc.*	1,494	70,293
Hillenbrand, Inc.	1,768	60,996
Teledyne Technologies, Inc.*	552	56,713
ArcBest Corp.	1,147	53,187
HEICO Corp.	869	52,487
Blount International, Inc.*	2,910	51,128
CLARCOR, Inc.	720	47,981
Belden, Inc.	597	47,050
Curtiss-Wright Corp.	655	46,236
Moog, Inc. — Class A*	573	42,419
Aegion Corp. — Class A*	2,213	41,184
FEI Co.	427	38,579
Swift Transportation Co. — Class A*	1,343	38,450
Woodward, Inc.	777	38,252
Cognex Corp.*	913	37,734
Watts Water Technologies, Inc. — Class A	564	35,780
Mueller Water Products, Inc. — Class A	3,458	35,410
TriMas Corp.*	1,107	34,638
Greenbrier Companies, Inc.	639	34,334
Hyster-Yale Materials Handling, Inc.	454	33,233
Tetra Tech, Inc.	1,188	31,720
Kaman Corp.	776	31,110
Harsco Corp.	1,630	30,791

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value

Albany International Corp. — Class A	801	$30,431
Advanced Energy Industries, Inc.*	1,249	29,601
Chart Industries, Inc.*	837	28,625
MasTec, Inc.*	1,223	27,652
Cubic Corp.	488	25,688
DXP Enterprises, Inc.*	504	25,467
Raven Industries, Inc.	1,005	25,125
TAL International Group, Inc.	564	24,573
Universal Display Corp.*	881	24,448
RBC Bearings, Inc.	367	23,683
Plexus Corp.*	574	23,655
YRC Worldwide, Inc.*	1,031	23,187
Coherent, Inc.*	381	23,134
NCI Building Systems, Inc.*	1,201	22,243
EnPro Industries, Inc.*	350	21,966
Aerovironment, Inc.*	757	20,628
EnerSys	334	20,614
Global Brass & Copper Holdings, Inc.	1,505	19,806
Altra Industrial Motion Corp.	696	19,759
Total Industrial		1,601,349

TECHNOLOGY - 4.3%
Aspen Technology, Inc.*	3,206	112,274
MAXIMUS, Inc.	1,300	71,293
Unisys Corp.*	2,282	67,273
SS&C Technologies Holdings, Inc.	1,000	58,490
Guidewire Software, Inc.*	1,129	57,162
Take-Two Interactive Software, Inc.*	2,027	56,817
Advent Software, Inc.	1,729	52,977
MedAssets, Inc.*	2,624	51,850
Quality Systems, Inc.	3,155	49,186
Verint Systems, Inc.*	823	47,965
Microsemi Corp.*	1,554	44,103
Rambus, Inc.*	3,808	42,231
Fair Isaac Corp.	569	41,139
Ultimate Software Group, Inc.*	269	39,493
Blackbaud, Inc.	838	36,252
Cypress Semiconductor Corp.	2,413	34,458
PMC-Sierra, Inc.*	3,753	34,377
Acxiom Corp.*	1,676	33,973
CSG Systems International, Inc.	1,333	33,418
AVG Technologies N.V.*	1,607	31,722
Syntel, Inc.*	698	31,396
ACI Worldwide, Inc.*	1,554	31,344
CommVault Systems, Inc.*	606	31,324
Tessera Technologies, Inc.	820	29,323
Science Applications International Corp.	591	29,272
Diodes, Inc.*	1,040	28,673
Silicon Image, Inc.*	5,191	28,654
iGATE Corp.*	709	27,991
LivePerson, Inc.*	1,963	27,678
Sykes Enterprises, Inc.*	1,119	26,263
Silicon Laboratories, Inc.*	541	25,762
TeleTech Holdings, Inc.*	1,069	25,314
Applied Micro Circuits Corp.*	3,876	25,272
Ambarella, Inc.*	492	24,954
Integrated Device Technology, Inc.*	1,219	23,892
Cabot Microelectronics Corp.*	503	23,802
NetScout Systems, Inc.*	650	23,751
EPAM Systems, Inc.*	487	23,254
ExlService Holdings, Inc.*	809	23,226
Lattice Semiconductor Corp.*	3,219	22,179
Tyler Technologies, Inc.*	201	21,997
Dealertrack Technologies, Inc.*	468	20,737
Total Technology		1,572,511

CONSUMER, CYCLICAL - 2.4%
PriceSmart, Inc.	1,039	94,778
Casey’s General Stores, Inc.	970	87,610
DineEquity, Inc.	702	72,756
Meritor, Inc.*	4,520	68,478
Dana Holding Corp.	2,658	57,786
Tenneco, Inc.*	963	54,515
Steven Madden Ltd.*	1,167	37,146
Wolverine World Wide, Inc.	1,222	36,012
Steelcase, Inc. — Class A	1,923	34,518
HNI Corp.	674	34,414
Wabash National Corp.*	2,448	30,257
Vail Resorts, Inc.	300	27,339
Tower International, Inc.*	995	25,422
Herman Miller, Inc.	853	25,104
Watsco, Inc.	234	25,038
Cooper Tire & Rubber Co.	722	25,017
JetBlue Airways Corp.*	1,562	24,773
H&E Equipment Services, Inc.	848	23,820
Krispy Kreme Doughnuts, Inc.*	1,166	23,017
TiVo, Inc.*	1,925	22,792
Mobile Mini, Inc.	554	22,443
Men’s Wearhouse, Inc.	435	19,205
Iconix Brand Group, Inc.*	547	18,483
Total Consumer, Cyclical		890,723

COMMUNICATIONS - 1.9%
Anixter International, Inc.*	1,028	90,936
Polycom, Inc.*	4,831	65,218
j2 Global, Inc.	778	48,236
WebMD Health Corp. — Class A*	1,150	45,483
RF Micro Devices, Inc.*	2,723	45,174
West Corp.	1,202	39,666
ViaSat, Inc.*	597	37,629
Aruba Networks, Inc.*	2,009	36,524
Sonus Networks, Inc.*	8,714	34,595
Bankrate, Inc.*	2,514	31,249
Plantronics, Inc.	559	29,638
Comverse, Inc.*	1,407	26,423
Harmonic, Inc.*	3,764	26,386
GrubHub, Inc.*	681	24,734
LogMeIn, Inc.*	490	24,177

134 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value

Extreme Networks, Inc.*	6,807	$24,029
Travelzoo, Inc.*	1,866	23,549
NeuStar, Inc. — Class A*	814	22,629
Ixia*	1,953	21,971
Total Communications		698,246

ENERGY - 0.6%
ION Geophysical Corp.*	15,735	43,272
Thermon Group Holdings, Inc.*	1,306	31,592
Clayton Williams Energy, Inc.*	419	26,733
Forum Energy Technologies, Inc.*	1,254	25,995
Pioneer Energy Services Corp.*	3,597	19,927
Geospace Technologies Corp.*	748	19,822
REX American Resources Corp.*	319	19,768
Western Refining, Inc.	495	18,701
EXCO Resources, Inc.	7,835	17,002
Total Energy		222,812

FINANCIAL - 0.1%
PRA Group, Inc.*	453	26,242
Capital Senior Living Corp.*	1,022	25,458
Total Financial		51,700

UTILITIES - 0.1%
EnerNOC, Inc.*	1,515	23,407

Total Common Stocks
(Cost $7,629,731)		8,033,021

MUTUAL FUNDS†,2 - 48.2%
Guggenheim Variable Insurance Strategy Fund III	343,705	8,537,623
Guggenheim Strategy Fund I	236,015	5,862,616
Guggenheim Strategy Fund II	108,851	2,704,956
Guggenheim Strategy Fund III	28,196	700,390
Total Mutual Funds
(Cost $17,872,304)		17,805,585

SHORT TERM INVESTMENTS† - 4.2%
Dreyfus Treasury Prime Cash Management Fund	1,560,547	1,560,547
Total Short Term Investments
(Cost $1,560,547)		1,560,547

	Face Amount

ASSET-BACKED SECURITIES†† - 20.3%
Goldman Sachs Asset Management CLO plc
2007-1A, 2.98% due 08/01/223,4	$500,000	496,600
KKR Financial CLO 2007-1 Ltd.
2007-1A, 2.48% due 05/15/213,4	500,000	495,600
Brentwood CLO Corp.
2006-1A, 1.05% due 02/01/223,4	250,000	225,675
2006-1A, 0.50% due 02/01/223,4	222,304	218,947
N-Star REL CDO VIII Ltd.
2006-8A, 0.46% due 02/01/413,4	355,068	341,931
Duane Street CLO IV Ltd.
2007-4A, 0.46% due 11/14/213,4	343,709	340,787
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W3, 0.51% due 11/25/353	304,261	292,291
Salus CLO 2012-1 Ltd.
2013-1AN, 2.48% due 03/05/213,4	270,000	269,244
Central Park CLO Ltd.
2011-1A, 3.43% due 07/23/223,4	260,000	256,724
H2 Asset Funding Ltd.
2.06% due 03/19/37	250,000	250,525
DIVCORE CLO Ltd.
2013-1A B, 4.06% due 11/15/32	250,000	250,075
Symphony CLO VII Ltd.
2011-7A, 3.43% due 07/28/213,4	250,000	249,650
Golub Capital Partners CLO 18 Ltd.
2014-18A, 2.73% due 04/25/263,4	250,000	249,375
Race Point V CLO Ltd.
2014-5AR, 3.09% due 12/15/223,4	250,000	248,975
Cerberus Onshore II CLO LLC
2014-1A, 2.93% due 10/15/233,4	250,000	246,275
GSC Group CDO Fund VIII Ltd.
2007-8A, 0.61% due 04/17/213,4	250,000	245,350
Race Point IV CLO Ltd.
2007-4A, 0.98% due 08/01/213,4	250,000	242,850
Black Diamond CLO 2005-1 Delaware Corp.
2005-1A, 2.15% due 06/20/173,4	250,000	242,725
ALM VII R-2 Ltd.
2013-7R2A, 2.83% due 04/24/243,4	250,000	240,725
Black Diamond CLO 2006-1 Luxembourg S.A.
2007-1A, 0.62% due 04/29/193,4	250,000	235,175
JP Morgan Mortgage Acquisition Trust
2007-CH3, 0.32% due 03/25/373	237,346	234,027
Cornerstone CLO Ltd.
2007-1A, 0.45% due 07/15/213,4	210,529	208,676
Aegis Asset Backed Securities Trust
2005-3, 0.64% due 08/25/353	188,316	185,666
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust
2006-3, 0.32% due 01/25/373	192,848	184,645
GreenPoint Mortgage Funding Trust
2005-HE4, 0.87% due 07/25/303	192,093	181,209
Northwoods Capital VII Ltd.
2006-7A, 1.78% due 10/22/213,4	180,000	178,056
Foothill CLO Ltd.
2007-1A, 0.48% due 02/22/213,4	158,763	157,509
Popular ABS Mortgage Pass-Through Trust
2005-A, 0.60% due 06/25/353	162,723	156,726

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Face Amount	Value

OFSI Fund V Ltd.
2013-5A, 3.43% due 04/17/253,4	$150,000	$144,780
Soundview Home Loan Trust
2003-1, 2.42% due 08/25/313	98,297	97,461
Tricadia CDO 2006-6 Ltd.
2006-6A, 0.78% due 11/05/413,4	65,290	64,872
West Coast Funding Ltd.
2006-1A, 0.39% due 11/02/413,4	49,446	48,759
Global Leveraged Capital Credit Opportunity Fund
2006-1A, 0.53% due 12/20/183,4	46,523	46,462
Total Asset-Backed Securities
(Cost $7,425,351)		7,528,347

MORTGAGE-BACKED SECURITIES†† - 5.5%
HSI Asset Securitization Corporation Trust
2007-WF1, 0.34% due 05/25/373	401,018	387,846
SRERS Funding Ltd.
2011-RS, 0.41% due 05/09/463,4	344,426	328,065
Resource Capital Corporation CRE Notes 2013 Ltd.
2013-CRE1, 3.01% due 12/15/283,4	300,000	301,353
Boca Hotel Portfolio Trust
2013-BOCA, 3.21% due 08/15/263,4	300,000	299,818
Hilton USA Trust
2013-HLF, 2.92% due 11/05/303,4	295,640	295,655
Banc of America Merrill Lynch Commercial Mortgage, Inc.
2005-6, 6.13% due 09/10/473,4	175,600	178,234
HarborView Mortgage Loan Trust
2006-12, 0.35% due 01/19/383	195,407	165,557
Wachovia Bank Commercial Mortgage Trust Series
2007-WHL8, 0.24% due 06/15/203,4	85,623	85,425
Total Mortgage-Backed Securities
(Cost $1,999,568)		2,041,953

Total Investments - 99.9%
(Cost $36,487,501)		$36,969,453
Other Assets & Liabilities, net - 0.1%		35,865
Total Net Assets - 100.0%		$37,005,318

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
March 2015 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $120,130)	1	$777

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Morgan Stanley Capital Services, Inc. January 2015 Russell 2000 Growth Index Swap, Terminating 01/02/151 (Notional Value $28,847,609)	39,948	$1,372,565

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Total Return based on Russell 2000 Growth Index +/- financing at a variable rate.
2	Affiliated issuer — See Note 10.
3	Variable rate security. Rate indicated is rate effective at December 31, 2014.
4
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $7,184,272 (cost $7,098,990), or 19.4% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

plc — Public Limited Company

136 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments in unaffiliated issuers, at value (cost $18,615,197)	$19,163,868
Investments in affiliated issuers, at value (cost $17,872,304)	17,805,585
Total investments (cost $36,487,501)	36,969,453
Unrealized appreciation on swap agreements	1,372,565
Cash	108,164
Segregated cash with broker	5,100
Prepaid expenses	2,156
Receivables:
Securities sold	133,590
Dividends	31,187
Interest	23,848
Total assets	38,646,063

Liabilities:
Segregated cash from broker	1,521,000
Payable for:
Fund shares redeemed	39,197
Securities purchased	27,319
Management fees	26,313
Transfer agent/maintenance fees	4,167
Fund accounting/administration fees	2,941
Variation margin	910
Trustees’ fees*	563
Miscellaneous	18,335
Total liabilities	1,640,745
Net assets	$37,005,318

Net assets consist of:
Paid in capital	$39,112,722
Undistributed net investment income	308,390
Accumulated net realized loss on investments	(4,271,088)
Net unrealized appreciation on investments	1,855,294
Net assets	$37,005,318
Capital shares outstanding	1,164,930
Net asset value per share	$31.77

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Interest	$428,385
Dividends from securities of affiliated issuers	218,844
Dividends from securities of unaffiliated issuers	82,091
Total investment income	729,320

Expenses:
Management fees	313,528
Transfer agent/maintenance fees	25,005
Fund accounting/administration fees	35,041
Custodian fees	17,104
Trustees’ fees*	3,802
Line of credit fees	3,483
Tax expense	1
Miscellaneous	66,718
Total expenses	464,682
Less:
Expenses waived by Adviser	(8,095)
Net expenses	456,587
Net investment income	272,733

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,501,223
Investments in affiliated issuers	(34,702)
Swap agreements	140,645
Futures contracts	42,979
Net realized gain	1,650,145
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(270,602)
Investments in affiliated issuers	(30,672)
Swap agreements	1,372,565
Futures contracts	(14,984)
Net change in unrealized appreciation (depreciation)	1,056,307
Net realized and unrealized gain	2,706,452
Net increase in net assets resulting from operations	$2,979,185

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 137

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$272,733	$(76,478)
Net realized gain on investments	1,650,145	13,791,467
Net change in unrealized appreciation (depreciation) on investments	1,056,307	(1,297,208)
Net increase in net assets resulting from operations	2,979,185	12,417,781

Capital share transactions:
Proceeds from sale of shares	2,980,902	9,379,728
Cost of shares redeemed	(7,540,327)	(15,249,191)
Net decrease from capital share transactions	(4,559,425)	(5,869,463)
Net increase (decrease) in net assets	(1,580,240)	6,548,318

Net assets:
Beginning of year	38,585,558	32,037,240
End of year	$37,005,318	$38,585,558
Undistributed net investment income/Accumulated net investment loss at end of year	$308,390	$(3,781)

Capital share activity:
Shares sold	99,829	398,406
Shares redeemed	(256,156)	(627,534)
Net decrease in shares	(156,327)	(229,128)

138 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$29.20	$20.66	$18.52	$18.89	$14.52
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	(.05)	(.11)	(.12)	(.10)
Net gain (loss) on investments (realized and unrealized)	2.35	8.59	2.25	(.25)	4.47
Total from investment operations	2.57	8.54	2.14	(.37)	4.37
Net asset value, end of period	$31.77	$29.20	$20.66	$18.52	$18.89

Total Return[b]	8.80%	41.34%	11.56%	(1.96%)	30.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,005	$38,586	$32,037	$35,711	$46,149
Ratios to average net assets:
Net investment income (loss)	0.74%	(0.21%)	(0.56%)	(0.63%)	(0.65%)
Total expenses[c]	1.26%	1.23%	1.14%	1.08%	1.09%
Net expenses[d]	1.24%	1.23%	1.14%	1.08%	1.09%
Portfolio turnover rate	102%	255%	72%	91%	88%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 139

MANAGER’S COMMENTARY (Unaudited)	December 31, 2014

To Our Shareholders:

The Series Y (StylePlus—Large Growth Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chairman of Investments and Chief Investment Officer; Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; and Scott Hammond, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2014.

For the year ended December 31, 2014, the Series Y (StylePlus—Large Growth Series) returned 15.24%, compared with the 13.05% return of its benchmark, the Russell 1000® Growth Index.

The Fund seeks to outperform the Russell 1000 Growth Index by combining actively managed and passive equity exposure, along with an actively managed fixed income portfolio. The passive equity position is maintained with swap agreements and futures contracts. The Fund’s fixed income component invests in a variety of fixed income sectors, including asset-backed securities (ABS), mortgage-backed securities (MBS), high yield corporate bonds and bank loans.

The allocation between active and passive equity is tactically managed based on the environment for stock-picking opportunities. When stock selection opportunities are less attractive, the Fund invests in derivatives based on the target index, backed by a diversified portfolio of fixed income instruments. In this way, the Fund believes it will deliver the target index return plus an alpha component commensurate with the yield achieved on the active fixed income portfolio.

For the period, the Fund maintained an average allocation of a little more than 20% to the actively managed equity allocation and slightly less than 80% to the passive equity position. The actively managed equity sleeve was scaled down from 25% to 20% mid-year, as U.S. equity and credit markets became more volatile beginning in the third quarter. While the sell-off was initially sparked by market unease over the Fed winding down its purchases of U.S. Treasuries and mortgage-backed securities, it continued through the fourth quarter as markets grew anxious over the weakening global outlook. The actively managed sleeve was maintained at about 20% for the rest of the period.

The Fund’s active equity and active fixed income exposures both contributed to performance for the period. The passive equity position was neutral to performance, and the swap agreements contributed to performance.

The actively managed equity portfolio was underweight the more expensive smaller and momentum names (based on various measures, such as price-to-earnings), and overweight the less expensive and larger holdings. Sectors that contributed most to performance for the year were Consumer Staples and Consumer Discretionary. Sectors that detracted most from performance for the year were Health Care and Telecommunication Services.

Uncorrelated with the Fund’s active equity component, the fixed-income component was largely invested in ABS and MBS. These positions constituted the majority of the fixed income sleeve’s total return.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

140 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification
(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Portfolio Composition by Quality Rating**
Rating
Fixed Income Instruments
AAA	5.7%
AA	4.0%
A	4.6%
BBB	6.4%
BB	0.5%
B	2.2%
CCC	0.4%
Other Instruments
Mutual Funds	51.0%
Common Stocks	20.6%
Short Term Investments	4.6%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Date: May 3, 1999

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	21.8%
Guggenheim Strategy Fund I	16.3%
Guggenheim Strategy Fund II	8.1%
Guggenheim Strategy Fund III	4.5%
Apple, Inc.	1.4%
Goldman Sachs Asset Management CLO plc 2007-1A	1.3%
KKR Financial CLO 2007-1 Ltd. 2007-1A	1.3%
HSI Asset Securitization Corporation Trust 2007-WF1	1.0%
N-Star REL CDO VIII Ltd. 2006-8A	0.9%
SRERS Funding Ltd. 2011-RS	0.9%
Top Ten Total	57.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 141

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*
Periods Ended December 31, 2014†

	1 Year	5 Year	10 Year
Series Y (StylePlus— Large Growth Series)	15.24%	12.80%	5.62%
Russell 1000 Growth Index	13.05%	15.81%	8.49%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

**
Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

142 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

	Shares	Value

COMMON STOCKS† - 20.4%

CONSUMER, NON-CYCLICAL - 6.3%
Gilead Sciences, Inc.*	1,908	$179,849
Coca-Cola Co.	3,843	162,252
PepsiCo, Inc.	1,515	143,258
Philip Morris International, Inc.	1,629	132,682
Express Scripts Holding Co.*	1,508	127,682
Johnson & Johnson	1,075	112,413
Merck & Company, Inc.	1,583	89,899
Aetna, Inc.	972	86,343
Cardinal Health, Inc.	1,059	85,493
Kroger Co.	1,292	82,959
Altria Group, Inc.	1,675	82,527
Kimberly-Clark Corp.	710	82,033
Archer-Daniels-Midland Co.	1,566	81,432
Kellogg Co.	1,242	81,276
Cigna Corp.	780	80,270
General Mills, Inc.	1,424	75,942
Automatic Data Processing, Inc.	891	74,283
Baxter International, Inc.	998	73,144
Amgen, Inc.	443	70,565
AbbVie, Inc.	828	54,184
Kraft Foods Group, Inc.	844	52,885
Procter & Gamble Co.	506	46,091
Actavis plc*	179	46,076
MasterCard, Inc. — Class A	532	45,837
Mylan, Inc.*	746	42,052
HCA Holdings, Inc.*	572	41,979
Colgate-Palmolive Co.	503	34,803
Estee Lauder Companies, Inc. — Class A	416	31,699
Becton Dickinson and Co.	170	23,657
Total Consumer, Non-cyclical		2,323,565

TECHNOLOGY - 4.8%
Apple, Inc.	4,511	497,925
Microsoft Corp.	4,341	201,639
International Business Machines Corp.	1,211	194,293
Oracle Corp.	3,773	169,672
QUALCOMM, Inc.	2,223	165,236
Micron Technology, Inc.*	3,024	105,870
Texas Instruments, Inc.	1,916	102,439
EMC Corp.	2,674	79,525
Accenture plc — Class A	885	79,039
SanDisk Corp.	776	76,032
Intel Corp.	2,059	74,721
Akamai Technologies, Inc.*	380	23,925
Analog Devices, Inc.	416	23,096
Total Technology		1,793,412

INDUSTRIAL - 4.2%
Boeing Co.	1,108	144,019
Honeywell International, Inc.	1,313	131,195
Union Pacific Corp.	1,073	127,826
Lockheed Martin Corp.	639	123,052
Emerson Electric Co.	1,682	103,830
3M Co.	615	101,056
Cummins, Inc.	689	99,333
FedEx Corp.	533	92,561
Corning, Inc.	3,936	90,252
Caterpillar, Inc.	954	87,320
Norfolk Southern Corp.	796	87,250
United Technologies Corp.	751	86,365
Waste Management, Inc.	1,632	83,754
United Parcel Service, Inc. — Class B	678	75,373
Illinois Tool Works, Inc.	658	62,313
Deere & Co.	370	32,734
SBA Communications Corp. — Class A*	208	23,038
Total Industrial		1,551,271

CONSUMER, CYCLICAL - 2.3%
Home Depot, Inc.	1,056	110,849
McDonald’s Corp.	995	93,231
Wal-Mart Stores, Inc.	1,060	91,033
Las Vegas Sands Corp.	1,564	90,962
Walgreens Boots Alliance, Inc.	1,176	89,612
American Airlines Group, Inc.	838	44,941
Southwest Airlines Co.	1,056	44,690
Macy’s, Inc.	668	43,921
United Continental Holdings, Inc.*	649	43,412
CVS Health Corp.	424	40,835
Delta Air Lines, Inc.	640	31,482
Johnson Controls, Inc.	507	24,508
Lowe’s Companies, Inc.	354	24,355
Yum! Brands, Inc.	330	24,041
Hilton Worldwide Holdings, Inc.*	921	24,029
PACCAR, Inc.	336	22,851
Total Consumer, Cyclical		844,752

COMMUNICATIONS - 1.7%
Google, Inc. — Class C*	293	154,236
Comcast Corp. — Class A	2,484	144,097
Viacom, Inc. — Class B	1,322	99,480
Verizon Communications, Inc.	1,414	66,147
eBay, Inc.*	756	42,426
Facebook, Inc. — Class A*	493	38,464
Amazon.com, Inc.*	102	31,656
Walt Disney Co.	246	23,171
Alliance Data Systems Corp.*	81	23,170
Total Communications		622,847

ENERGY - 0.9%
Valero Energy Corp.	1,657	82,021
Marathon Petroleum Corp.	688	62,099
National Oilwell Varco, Inc.	936	61,336
Phillips 66	715	51,266
Schlumberger Ltd.	401	34,249
Anadarko Petroleum Corp.	327	26,978

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 143

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

	Shares	Value

Halliburton Co.	624	$24,542
Total Energy		342,491

FINANCIAL - 0.2%
Visa, Inc. — Class A	221	57,946

Total Common Stocks
(Cost $6,834,062)		7,536,284

MUTUAL FUNDS†,1 - 50.7%
Guggenheim Variable Insurance Strategy Fund III	323,449	8,034,473
Guggenheim Strategy Fund I	242,037	6,012,202
Guggenheim Strategy Fund II	120,965	3,005,980
Guggenheim Strategy Fund III	66,564	1,653,440
Total Mutual Funds
(Cost $18,782,496)		18,706,095

SHORT TERM INVESTMENTS† - 4.5%
Dreyfus Treasury Prime Cash Management Fund	1,671,313	1,671,313
Total Short Term Investments
(Cost $1,671,313)		1,671,313

	Face Amount

ASSET-BACKED SECURITIES†† - 18.8%
Goldman Sachs Asset Management CLO plc
2007-1A, 2.98% due 08/01/222,3	$500,000	496,599
KKR Financial CLO 2007-1 Ltd.
2007-1A, 2.48% due 05/15/212,3	500,000	495,600
Brentwood CLO Corp.
2006-1A, 1.05% due 02/01/222,3	250,000	225,675
2006-1A, 0.50% due 02/01/222,3	203,779	200,702
N-Star REL CDO VIII Ltd.
2006-8A, 0.46% due 02/01/412,3	355,068	341,931
Duane Street CLO IV Ltd.
2007-4A, 0.46% due 11/14/212,3	309,338	306,708
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W3, 0.51% due 11/25/352	270,454	259,814
H2 Asset Funding Ltd.
2.06% due 03/19/37	250,000	250,525
DIVCORE CLO Ltd.
2013-1A B, 4.06% due 11/15/32	250,000	250,075
Symphony CLO VII Ltd.
2011-7A, 3.43% due 07/28/212,3	250,000	249,650
Golub Capital Partners CLO 18 Ltd.
2014-18A, 2.73% due 04/25/262,3	250,000	249,375
Race Point V CLO Ltd.
2014-5AR, 3.09% due 12/15/222,3	250,000	248,975
Central Park CLO Ltd.
2011-1A, 3.43% due 07/23/222,3	250,000	246,850
Cerberus Onshore II CLO LLC
2014-1A, 2.93% due 10/15/232,3	250,000	246,275
GSC Group CDO Fund VIII Ltd.
2007-8A, 0.61% due 04/17/212,3	250,000	245,350
Race Point IV CLO Ltd.
2007-4A, 0.98% due 08/01/212,3	250,000	242,850
Black Diamond CLO 2005-1 Delaware Corp.
2005-1A, 2.15% due 06/20/172,3	250,000	242,725
ALM VII R-2 Ltd.
2013-7R2A, 2.83% due 04/24/242,3	250,000	240,725
Black Diamond CLO 2006-1 Luxembourg S.A.
2007-1A, 0.62% due 04/29/192,3	250,000	235,175
JP Morgan Mortgage Acquisition Trust
2007-CH3, 0.32% due 03/25/372	237,346	234,027
Salus CLO 2012-1 Ltd.
2013-1AN, 2.48% due 03/05/212,3	230,000	229,356
Cornerstone CLO Ltd.
2007-1A, 0.45% due 07/15/212,3	210,529	208,676
GreenPoint Mortgage Funding Trust
2005-HE4, 0.87% due 07/25/302	192,093	181,209
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust
2006-3, 0.32% due 01/25/372	173,563	166,181
Northwoods Capital VII Ltd.
2006-7A, 1.78% due 10/22/212,3	160,000	158,272
Aegis Asset Backed Securities Trust
2005-3, 0.64% due 08/25/352	150,653	148,533
Popular ABS Mortgage Pass-Through Trust
2005-A, 0.60% due 06/25/352	147,930	142,478
Foothill CLO Ltd.
2007-1A, 0.48% due 02/22/212,3	142,887	141,758
West Coast Funding Ltd.
2006-1A, 0.39% due 11/02/412,3	44,501	43,883
Global Leveraged Capital Credit Opportunity Fund
2006-1A, 0.53% due 12/20/182,3	34,892	34,847
Total Asset-Backed Securities
(Cost $6,863,248)		6,964,799

MORTGAGE-BACKED SECURITIES†† - 4.8%
HSI Asset Securitization Corporation Trust
2007-WF1, 0.34% due 05/25/372	367,600	355,526
SRERS Funding Ltd.
2011-RS, 0.41% due 05/09/462,3	344,426	328,065
Resource Capital Corporation CRE Notes 2013 Ltd.
2013-CRE1, 3.01% due 12/15/282,3	250,000	251,128
Boca Hotel Portfolio Trust
2013-BOCA, 3.21% due 08/15/262,3	250,000	249,849
Hilton USA Trust
2013-HLF, 2.92% due 11/05/302,3	197,093	197,103
HarborView Mortgage Loan Trust
2006-12, 0.35% due 01/19/382	195,407	165,557

144 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

	Face Amount	Value

Banc of America Merrill Lynch Commercial Mortgage, Inc.
2005-6, 6.13% due 09/10/472,3	$158,040	$160,410
Wachovia Bank Commercial Mortgage Trust Series
2007-WHL8, 0.24% due 06/15/202,3	75,348	75,174
Total Mortgage-Backed Securities
(Cost $1,741,513)		1,782,812

Total Investments - 99.2%
(Cost $35,892,632)		$36,661,303
Other Assets & Liabilities, net - 0.8%		280,870
Total Net Assets - 100.0%		$36,942,173

	Contracts	Unrealized Loss

EQUITY FUTURES CONTRACTS PURCHASED†
March 2015 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $338,660)	4	$(4,393)
March 2015 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $718,200)	7	(5,972)
(Total Aggregate Value of Contracts $1,056,860)		$(10,365)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Bank of America January 2015 Russell 1000 Growth Index Swap, Terminating 01/05/154 (Notional Value $27,472,322)	28,577	$(13,543)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Affiliated issuer — See Note 10.
2	Variable rate security. Rate indicated is rate effective at December 31, 2014.
3
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $6,593,686 (cost $6,509,760), or 17.8% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

4	Total Return based on Russell 1000 Growth Index +/- financing at a variable rate.
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 145

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments in unaffiliated issuers, at value (cost $17,110,136)	$17,955,208
Investments in affiliated issuers, at value (cost $18,782,496)	18,706,095
Total investments (cost $35,892,632)	36,661,303
Segregated cash with broker	46,600
Prepaid expenses	2,122
Receivables:
Fund shares sold	183,248
Securities sold	124,048
Dividends	39,499
Interest	21,723
Total assets	37,078,543

Liabilities:
Unrealized depreciation on swap agreements	13,543
Overdraft due to custodian bank	2,881
Payable for:
Securities purchased	29,190
Fund shares redeemed	25,672
Management fees	23,169
Variation margin	12,605
Transfer agent/maintenance fees	4,198
Fund accounting/administration fees	2,935
Trustees’ fees*	1,425
Miscellaneous	20,752
Total liabilities	136,370
Net assets	$36,942,173

Net assets consist of:
Paid in capital	$37,941,858
Undistributed net investment income	392,674
Accumulated net realized loss on investments	(2,137,122)
Net unrealized appreciation on investments	744,763
Net assets	$36,942,173
Capital shares outstanding	2,371,580
Net asset value per share	$15.58

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Interest	$390,039
Dividends from securities of affiliated issuers	211,342
Dividends from securities of unaffiliated issuers	159,200
Total investment income	760,581

Expenses:
Management fees	257,770
Transfer agent/maintenance fees	25,005
Fund accounting/administration fees	32,650
Professional fees	24,455
Custodian fees	8,826
Trustees’ fees*	4,037
Line of credit fees	3,349
Tax expense	1
Miscellaneous	49,326
Total expenses	405,419
Less:
Expenses waived by Adviser	(7,343)
Net expenses	398,076
Net investment income	362,505

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,252,665
Investments in affiliated issuers	(26,229)
Swap agreements	3,016,593
Futures contracts	113,519
Net realized gain	4,356,548
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	190,250
Investments in affiliated issuers	(42,840)
Swap agreements	(13,543)
Futures contracts	(30,260)
Net change in unrealized appreciation (depreciation)	103,607
Net realized and unrealized gain	4,460,155
Net increase in net assets resulting from operations	$4,822,660

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

146 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$362,505	$119,708
Net realized gain on investments	4,356,548	10,105,603
Net change in unrealized appreciation (depreciation) on investments	103,607	(1,211,062)
Net increase in net assets resulting from operations	4,822,660	9,014,249

Capital share transactions:
Proceeds from sale of shares	6,688,892	10,465,661
Cost of shares redeemed	(14,986,659)	(15,306,317)
Net decrease from capital share transactions	(8,297,767)	(4,840,656)
Net increase (decrease) in net assets	(3,475,107)	4,173,593

Net assets:
Beginning of year	40,417,280	36,243,687
End of year	$36,942,173	$40,417,280
Undistributed net investment income at end of year	$392,674	$137,646

Capital share activity:
Shares sold	458,903	864,085
Shares redeemed	(1,077,863)	(1,310,714)
Net decrease in shares	(618,960)	(446,629)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 147

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$13.52	$10.54	$9.52	$9.95	$8.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.04	.07	.02	.08
Net gain (loss) on investments (realized and unrealized)	1.91	2.94	.95	(.45)	1.34
Total from investment operations	2.06	2.98	1.02	(.43)	1.42
Net asset value, end of period	$15.58	$13.52	$10.54	$9.52	$9.95

Total Return[b]	15.24%	28.27%	10.71%	(4.32%)	16.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,942	$40,417	$36,244	$38,130	$43,571
Ratios to average net assets:
Net investment income (loss)	1.05%	0.33%	0.63%	0.20%	0.96%
Total expenses[c]	1.18%	1.10%	1.01%	0.98%	0.96%
Net expenses[d]	1.16%	1.10%	1.01%	0.98%	0.96%
Portfolio turnover rate	96%	247%	187%	153%	182%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.

148 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	December 31, 2014

To Our Shareholders:

The Series Z (Alpha Opportunity Series) is managed by a team of seasoned professionals, including Michael P. Byrum, CFA, Portfolio Manager and Ryan Harder, CFA, Portfolio Manager. In the following paragraphs, the team discusses performance of the Series for the fiscal year ended December 31, 2014.

For the fiscal year ended December 31, 2014, the Series Z (Alpha Opportunity Series) returned 9.36%, compared with its benchmark, the S&P 500® Index, which gained 13.69%.

The Series principal investment strategy, by which 75% of the Fund is managed according to a Domestic Long/Short strategy and 25% to an Indexed strategy, was in effect for the full year. A Global Long/Short strategy, which had been part of the Fund prior to October 1, 2013, was discontinued and not implemented subsequent to that date.

During the year, the Fund also saw a resolution of the issues related with the bankruptcy of Lehman Brothers, Inc. As noted in the prior shareholder reports, the Fund had been subject to proceedings associated with the bankruptcy filing of Lehman Brothers, Inc., in 2008, which prevented the Fund from pursuing its intended investment program. Specifically, the Fund was trying to resolve certain outstanding short sale transactions with Lehman Brothers International Europe (LBIE) and its administrator. The matter was resolved in June 2014 and collateral was released.

From the start of 2014 until June 2014, the Fund was managed to an equity beta consistent with the 75/25 allocation. Beginning in June, the Fund began implementing the intended investment strategy in its entirety. A 75/25 allocation between a domestic long/short equity strategy with a 60% equity beta and a long-only equity strategy with a 100% equity beta resulted in a net beta for the fund of 70%. Between December 31, 2013, and June 11, 2014, the Series returned 4.96% while the S&P 500 returned 6.15%, which produced 0.66% of risk-adjusted out-performance resulting from the value-oriented stock basket in the frozen Lehman account.

From June 12, 2014, through year-end 2014, the domestic long/short model was implemented with 75% of Series assets, while the remaining 25% of assets were managed with S&P futures to a beta of 1.0 (with the S&P 500 Index). The domestic long/short equity model realized a net return of 4.32% and a beta to the S&P 500 of 50% over this period; the S&P 500 returned 7.09% resulting in beta-adjusted out-performance of 0.78% for the domestic long/short equity model. Over this same period the Series Z Fund produced a net return of 4.19% and a realized beta of 63% which resulted in beta-adjusted under-performance of -0.25%.

REDOMICILATION

At a meeting of shareholders held on January 8, 2014, shareholders of the Series approved the reorganization from a series of a Kansas corporation to a series of a Delaware statutory trust (the “Reorganization”). The Reorganization was delayed pending the resolution of the LBIE matter discussed above. In light of the resolution of that matter, the Fund reorganized with and into a corresponding “shell” series (“New Fund”) of Guggenheim Variable Funds Trust in September 2014.

Upon completion of the Reorganization, shareholders of the Series owned shares of the corresponding class of the New Series that are equal in number and in value to the shares of the Series that were held by those shareholders immediately prior to the closing of the Reorganization. In addition, the respective share classes of the New Series will assume the performance, financial and other historical information of those of the Series. The procedure for redeeming shares will remain unchanged.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 149

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

SERIES Z (ALPHA OPPORTUNITY SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification
(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Date: July 7, 2003

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*,†

Average Annual Returns*
Periods Ended December 31, 2014†

	1 Year	5 Year	10 Year
Series Z (Alpha Opportunity Series)	9.36%	14.27%	8.98%
S&P 500 Index	13.69%	15.45%	7.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

150 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value

COMMON STOCKS††† – 0.0%

FINANCIAL - 0.0%
Irish Bank Resolution Corporation Ltd.	16,638	$—

Total Common Stocks
(Cost $101,261)		—

SHORT TERM INVESTMENTS† - 30.7%
Goldman Sachs Financial Square Treasury Instruments Fund	4,789,281	4,789,281
Total Short Term Investments
(Cost $4,789,281)		4,789,281

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 66.0%
Federal Home Loan Bank1
0.03% due 01/08/15	$2,500,000	2,499,993
Federal Farm Credit Bank1
0.05% due 01/14/15	2,500,000	2,499,955
Farmer Mac1
0.05% due 01/09/15	2,300,000	2,299,974
Fannie Mae2
0.05% due 01/14/15	1,500,000	1,499,973
Freddie Mac2
0.04% due 01/13/15	1,500,000	1,499,972
Total Federal Agency Discount Notes
(Cost $10,299,862)		10,299,867

Total Investments - 96.7%
(Cost $15,190,404)		$15,089,148
Other Assets & Liabilities, net - 3.3%		521,961
Total Net Assets - 100.0%		$15,611,109

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
March 2015 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $3,898,800)	38	$117,204

	Units

OTC EQUITY INDEX SWAP AGREEMENTS ††
Goldman Sachs International March 2015 Goldman Sachs Multi-Hedge Strategies Long Index Swap, Terminating 03/09/153 (Notional Value $10,023,247)	76,511	$101,562
Goldman Sachs International March 2015 Goldman Sachs Multi-Hedge Strategies Short Index Swap, Terminating 03/09/154 (Notional Value $3,123,310)	26,415	$48,445

Sector Diversification
Goldman Sachs Multi-Hedge Strategies Long Index Swap3
Sector
Health Care	24.4%
Consumer Discretionary	16.9%
Consumer Staples	13.6%
Technology	11.7%
Financials	11.2%
Utilities	8.4%
Industrials	6.9%
Communications	3.4%
Materials	2.9%
Energy	0.6%
Total	100.0%

Goldman Sachs Multi-Hedge Strategies Short Index Swap4
Sector
Energy	37.4%
Financials	17.9%
Industrials	16.5%
Consumer Discretionary	6.8%
Communications	5.7%
Materials	5.4%
Consumer Staples	3.7%
Health Care	3.0%
Technology	1.8%
Utilities	1.8%
Total	100.0%

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
2	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
3	Customized basket of 198 exchange-traded equity securities. Total Return based on Goldman Sachs Multi-Hedge Strategies Long Index +/- financing at a variable rate.
4	Customized basket of 124 exchange-traded equity securities. Total Return based on Goldman Sachs Multi-Hedge Strategies Short Index +/- financing at a variable rate.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 151

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $15,190,404)	$15,089,148
Segregated cash with broker	454,800
Unrealized appreciation on swap agreements	150,007
Prepaid expenses	900
Total assets	15,694,855

Liabilities:
Payable for:
Variation margin	46,930
Management fees	4,945
Fund shares redeemed	11,204
Transfer agent/maintenance fees	4,262
Fund accounting/administration fees	2,600
Trustees’ fees*	829
Swap settlement	467
Miscellaneous	12,509
Total liabilities	83,746
Net assets	$15,611,109

Net assets consist of:
Paid in capital	$12,993,936
Undistributed net investment income	—
Accumulated net realized gain on investments	2,451,218
Net unrealized appreciation on investments	165,955
Net assets	$15,611,109
Capital shares outstanding	571,254
Net asset value per share	$27.33

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $1,020)	$104,611
Interest	2,198
Other income	1,262
Total investment income	108,071

Expenses:
Management fees	198,647
Transfer agent/maintenance fees	25,005
Fund accounting/administration fees	25,015
Legal fees	104,985
Professional fees	24,593
Custodian fees	20,293
Trustees’ fees*	1,435
Miscellaneous	30,142
Total expenses	430,115
Less:
Expenses waived by Adviser	(59,680)
Net expenses	370,435
Net investment loss	(262,364)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,245,787
Swap agreements	399,583
Futures contracts	441,011
Foreign currency	130,535
Securities sold short	(487,907)
Net realized gain	5,729,009
Net change in unrealized appreciation (depreciation) on:
Investments	(4,706,491)
Securities sold short	466,264
Swap agreements	150,007
Futures contracts	61,486
Foreign currency	(35,434)
Net change in unrealized appreciation (depreciation)	(4,064,168)
Net realized and unrealized gain	1,664,841
Net increase in net assets resulting from operations	$1,402,477

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

152 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(262,364)	$(112,589)
Net realized gain on investments	5,729,009	1,027,589
Net change in unrealized appreciation (depreciation) on investments	(4,064,168)	3,079,185
Net increase in net assets resulting from operations	1,402,477	3,994,185

Capital share transactions:
Proceeds from sale of shares	—	—
Cost of shares redeemed	(2,498,489)	(2,858,472)
Net decrease from capital share transactions	(2,498,489)	(2,858,472)
Net increase (decrease) in net assets	(1,096,012)	1,135,713

Net assets:
Beginning of year	16,707,121	15,571,408
End of year	$15,611,109	$16,707,121
Undistributed net investment income at end of year	$—	$62

Capital share activity:
Shares sold	—	—
Shares redeemed	(97,148)	(127,960)
Net decrease in shares	(97,148)	(127,960)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 153

SERIES Z (ALPHA OPPORTUNITY SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$25.00	$19.55	$17.24	$16.98	$14.03
Income (loss) from investment operations:
Net investment income (loss)[a]	(.43)	(.15)	(.08)	(.12)	(.10)
Net gain (loss) on investments (realized and unrealized)	2.76	5.60	2.36	.38	3.05
Net increase from payments by affiliates	—	—	.03 [b]	—	—
Total from investment operations	2.33	5.45	2.31	.26	2.95
Net asset value, end of period	$27.33	$25.00	$19.55	$17.24	$16.98

Total Return[c]	9.36%	27.83%	13.40%[b]	1.77%	20.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,611	$16,707	$15,571	$17,161	$21,149
Ratios to average net assets:
Net investment income (loss)	(1.65%)	(0.69%)	(0.41%)	(0.66%)	(0.89%)
Total expenses	2.71%	3.03%	2.22%	2.29%	2.27%
Net expenses[d,e]	2.33%	2.44%	2.22%	2.29%	2.07%
Portfolio turnover rate	—	548%	720%	730%	768%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]
 For the year ended December 31, 2012, 0.17% of the Series total return consisted of a voluntary reimbursement by the Adviser for losses incurred during fund trading. Excluding this item, total return would have been 13.23% for the Series.

[c]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding those amounts, the operating expense ratios for the years presented would be:

12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
2.32%	2.35%	2.06%	2.21%	1.90%

154 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Guggenheim Variable Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately. At December 31, 2014, the Trust consisted of sixteen funds.

This report covers the Series Series A (StylePlus—Large Core Series), Series B (Large Cap Value Series), Series C (Money Market Series), Series D (World Equity Income Series), Series E (Total Return Bond Series), Series F (Floating Rate Strategies Series), Series J (StylePlus—Mid Growth Series), Series M (Macro Opportunities Series), Series N (Managed Asset Allocation Series), Series O (All Cap Value Series), Series P (High Yield Series), Series Q (Small Cap Value Series), Series V (Mid Cap Value Series), Series X (StylePlus—Small Growth Series), Series Y (StylePlus—Large Growth Series) and Series Z (Alpha Opportunity Series) (the “Funds”).

The Funds were previously series (the “Predecessor Funds”) of SBL Fund, a different registered open-end investment company, which was organized as a Kansas corporation. In April 2014, at a special meeting of shareholders, the shareholders of the Predecessor Funds approved the reorganization of the Predecessor Funds with and into the Funds’ corresponding “shell” series of the Trust. The Funds succeeded to the accounting and performance history of the Predecessor Funds. Any such historical information provided for the Funds that relate to periods prior to April 30, 2014 (September 24, 2014 for the Series Z (Alpha Opportunity Series)), therefore, is that of the Predecessor Funds.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date.

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NOTES TO FINANCIAL STATEMENTS (continued)

Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Shares. In addition, the Board of Trustees has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of OTC swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s value is then adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

The value of interest rate swap agreements entered into by a Fund are accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the forward foreign currency contract is closed. When the forward foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services,

156 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

B. Senior loans in which the Funds invest generally pay interest rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at December 31, 2014.

C. The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

D. Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

E. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

G. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is

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NOTES TO FINANCIAL STATEMENTS (continued)

accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

H. The Funds are required by the Internal Revenue Code to distribute substantially all income and capital gains to shareholders. Each year, the Funds determine whether to declare and pay actual dividends or whether to secure consent of its shareholders to report and deduct a consent dividend. A consent dividend is treated for tax purposes as a distribution to shareholders occurring on the last day of the Fund’s taxable year and a shareholder contribution to capital occurring on the same day. It is the Trust’s current practice to utilize the consent dividend procedures. The character of any distributions made from net investment income and net realized gains may differ from their ultimate characterization for income tax purposes.

I.  Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

J. Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended December 31, 2014, there were no earnings credits received.

K. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

L. The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

M. Under the Funds’ organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

158 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

An option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security (put option) or the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security (call option) at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities and a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

Certain Funds utilized derivative instruments to achieve leveraged exposure to their respective underlying indices. Since these Funds’ investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. In addition, as investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, this creates an opportunity for increased net income but, at the same time, additional leverage risk. The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile and riskier than if they had not been leveraged.

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Series A (StylePlus—Large Core Series)	0.75%
Series B (Large Cap Value Series)	0.65%
Series C (Money Market Series)	0.50%
Series D (World Equity Income Series)	0.70%
Series E (Total Return Bond Series)*	0.50%
Series F (Floating Rate Strategies Series)	0.65%
Series J (StylePlus—Mid Growth Series)	0.75%
Series M (Macro Opportunities Series)	0.89%
Series N (Managed Asset Allocation Series)	0.65%
Series O (All Cap Value Series)	0.70%
Series P (High Yield Series)*	0.60%
Series Q (Small Cap Value Series)	0.95%
Series V (Mid Cap Value Series)	0.75%
Series X (StylePlus—Small Growth Series)	0.85%
Series Y (StylePlus—Large Growth Series)	0.75%
Series Z (Alpha Opportunity Series)	1.25%

*	Prior to October 20, 2014, the management fees for Series E (Total Return Bond Series) and Series P (High Yield Series) were 0.75%.

RFS is paid the following for providing transfer agent services to the Funds:

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund†	$25,000
Certain out-of-pocket charges	Varies

†	Not subject to Funds during first twelve months of operations.

RFS also acts as the administrative agent for the Funds, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for each Fund. For these services, RFS receives the following:

Fund	Fund Accounting/ Administrative Fees (as a % of Net Assets)
Series A (StylePlus—Large Core Series)	0.095%
Series B (Large Cap Value Series)	0.095%
Series C (Money Market Series)	0.095%
Series D (World Equity Income Series)	greater of 0.15% or $60,000
Series E (Total Return Bond Series)	0.095%
Series F (Floating Rate Strategies Series)	0.095%
Series J (StylePlus—Mid Growth Series)	0.095%
Series M (Macro Opportunities Series)	0.095%
Series N (Managed Asset Allocation Series)	greater of 0.15% or $60,000
Series O (All Cap Value Series)	0.095%
Series P (High Yield Series)	0.095%
Series Q (Small Cap Value Series)	0.095%
Series V (Mid Cap Value Series)	0.095%
Series X (StylePlus—Small Growth Series)	0.095%
Series Y (StylePlus—Large Growth Series)	0.095%
Series Z (Alpha Opportunity Series)	0.150%

Minimum annual charge per Fund	$25,000
Certain out-of-pocket charges	Varies

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

Series E (Total Return Bond Series), Series F (Floating Rate Strategies Series), Series M (Macro Opportunities Series) and Series P (High Yield Series) have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act that allows those Funds to pay distribution and shareholder services fees to GFD. The Funds will pay distribution and shareholder services fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD may, in turn, pay all or a portion of the proceeds from the distribution and shareholder services fees to insurance companies or their affiliates and qualified plan administrators (“intermediaries”) for services they provide on behalf of the Funds to current and prospective variable contract owners and qualified plan participants that invest in the Funds through the intermediaries.

160 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The investment advisory contracts for the following Funds provide that the total expenses be limited to a percentage of average net assets for the Funds, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Series C (Money Market Series)	0.50%	08/22/12	05/01/16
Series E (Total Return Bond Series)	0.81%	11/30/12	05/01/16
Series F (Floating Rate Strategies Series)	1.15%	04/22/13	05/01/16
Series M (Macro Opportunities Series)	1.45%	04/22/13	05/01/16
Series O (All Cap Value Series)	1.00%	11/30/12	05/01/16
Series P (High Yield Series)	1.07%	10/20/14	05/01/17
Series Z (Alpha Opportunity Series)	2.35%	11/30/12	05/01/16

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At December 31, 2014, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	Expires 2015	Expires 2016	Expires 2017	Total
Series C (Money Market Series)	$—	$54,066	$179,834	$233,900
Series E (Total Return Bond Series)	154,822	208,040	189,173	552,035
Series F (Floating Rate Strategies Series)	—	48,535	36,089	84,624
Series M (Macro Opportunities Series)	—	55,226	46,763	101,989
Series O (All Cap Value Series)	—	—	3,380	3,380
Series P (High Yield Series)	—	—	14,814	14,814
Series Z (Alpha Opportunity Series)	—	98,175	59,680	157,855

For the year ended December 31, 2014, no amounts were recouped by GI.

If a Fund invests in an affiliated fund, the investing Fund’s Adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect, if any, for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI.

During the year ended December 31, 2014, the following funds waived advisory fees related to investments in affiliated Funds.

Fund	Amount
Series A (StylePlus—Large Core Series)	$46,924
Series E (Total Return Bond Series)	22,236
Series J (StylePlus—Mid Growth Series)	31,393
Series M (Macro Opportunities Series)	8,869
Series X (StylePlus—Small Growth Series)	8,096
Series Y (StylePlus—Large Growth Series)	7,343
$124,861

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

At December 31, 2014, GI and its subsidiaries owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of outstanding shares owned
Series A (StylePlus—Large Core Series)	100%
Series B (Large Cap Value Series)	100%
Series C (Money Market Series)	98%
Series D (World Equity Income Series)	99%
Series E (Total Return Bond Series)	87%
Series F (Floating Rate Strategies Series)	61%
Series J (StylePlus—Mid Growth Series)	99%
Series M (Macro Opportunities Series)	91%
Series N (Managed Asset Allocation Series)	99%
Series O (All Cap Value Series)	98%
Series P (High Yield Series)	98%
Series Q (Small Cap Value Series)	95%
Series V (Mid Cap Value Series)	98%
Series X (StylePlus—Small Growth Series)	98%
Series Y (StylePlus—Large Growth Series)	96%
Series Z (Alpha Opportunity Series)	100%

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

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NOTES TO FINANCIAL STATEMENTS (continued)

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Funds’ investments at December 31, 2014:

	Level 1 Investments In Securities	Level 1 Other Financial Instruments*	Level 2 Investments In Securities	Level 2 Other Financial Instruments*	Level 3 Investments In Securities	Total
Assets
Series A (StylePlus—Large Core Series)	$184,093,415	$—	$53,537,476	$654,255	$—	$238,285,146
Series B (Large Cap Value Series)	273,853,086	—	—	—	—	273,853,086
Series C (Money Market Series)	27,956,605	—	43,055,110	—	—	71,011,715
Series D (World Equity Income Series)	93,957,472	—	84,064,305	—	—	178,021,777
Series E (Total Return Bond Series)	17,286,837	—	112,659,328	—	3,896,814	133,842,979
Series F (Floating Rate Strategies Series)	928,575	—	43,369,453	—	798,535	45,096,563
Series J (StylePlus—Mid Growth Series)	127,644,327	—	35,893,076	1,307,479	—	164,844,882
Series M (Macro Opportunities Series)	9,610,579	—	23,023,583	550,621	203,790	33,388,573
Series N (Managed Asset Allocation Series)	59,752,879	175,767	—	9,104	—	59,937,750
Series O (All Cap Value Series)	146,447,088	—	—	—	—	146,447,088
Series P (High Yield Series)	8,632,597	—	75,709,646	134,626	5,521,413	89,998,282
Series Q (Small Cap Value Series)	118,018,218	—	—	—	1,022	118,019,240
Series V (Mid Cap Value Series)	264,569,790	—	—	—	2,702	264,572,492
Series X (StylePlus—Small Growth Series)	27,399,153	777	9,570,300	1,372,565	—	38,342,795
Series Y (StylePlus—Large Growth Series)	27,913,692	—	8,747,611	—	—	36,661,303
Series Z (Alpha Opportunity Series)	4,789,281	117,204	10,299,867	150,007	—	15,356,359

Liabilities
Series A (StylePlus—Large Core Series)	$—	$8,532	$—	$—	$—	$8,532
Series M (Macro Opportunities Series)	—	—	—	182,360	—	182,360
Series N (Managed Asset Allocation Series)	—	90,607	—	13,348	—	103,955
Series Y (StylePlus—Large Growth Series)	—	10,365	—	13,543	—	23,908

*	Other financial instruments may include futures contracts, forward foreign currency exchange contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they may be computed by the Funds’ investment adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of certain Funds’ assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

162 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. The Funds’ fair valuation guidelines were recently revised to transition such monthly indicative quoted securities from Level 2 to Level 3.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Fund	Category and Subcategory	Ending Balance at 12/31/14	Valuation Technique	Unobservable Inputs
	Investments, at value
Series E (Total Return Bond Series)	Corporate Bonds	$1,995,917	Option Adjusted Spread off the month end broker mark over the 3 month LIBOR	Indicative Quote
	Asset-Backed Securities	978,900	Option Adjusted Spread off the month end broker mark over the 3 month LIBOR	Indicative Quote
	Preferred Stocks	666,000	Option Adjusted Spread off the month end broker mark over the 3 month LIBOR	Indicative Quote
	Mortgage-Backed Securities	255,997	Option Adjusted Spread off the month end broker mark over the 3 month LIBOR	Indicative Quote
	Total	3,896,814

Series F (Floating Rate Strategies Series)	Senior Floating Rate Interests	798,535	Monthly Model Priced	Purchase Price

Series P (High Yield Series)	Senior Floating Rate Interests	4,010,844	Monthly Model Priced	Purchase Price
	Corporate Bonds	977,289	Monthly Model Priced	Purchase Price
	Corporate Bonds	533,280	Option Adjusted Spread off the month end broker mark over the 3 month LIBOR	Indicative Quote
	Total	5,521,413

Any remaining Level 3 securities held by the Funds, and excluded from the tables above, were not considered material to the Funds.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in the investment’s valuation changes. The Funds recognize transfers between the levels as of the beginning of the period. As of December 31, 2014, Series D (World Equity Income Series) had transfers between Level 1 and Level 2 due to utilizing international fair value pricing during the period. Series E (Total Return Bond Series) had securities with a total value of $724,700 transfer from Level 2 to Level 3 due to changes in the securities valuation method. Series P (High Yield Series) had securities with a total value of $1,403,505 transfer out of Level 3. There were no other securities that transferred between levels.

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NOTES TO FINANCIAL STATEMENTS (continued)

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets and liabilities for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2014:

LEVEL 3 – Fair value measurement using significant unobservable inputs

	Preferred Stocks	Asset-Backed Securities	Corporate Bonds	Mortgage-Backed Securities	Total
Series E (Total Return Bond Series)
Assets:
Beginning Balance	$—	$—	$—	$—	$—
Purchases	—	980,825	1,909,700	231,699	3,122,224
Sales, maturities and paydowns	—	—	(6,100)	(2,335)	(8,435)
Total change in unrealized gains or losses included in earnings	39,810	(1,925)	(6,193)	26,633	58,325
Transfers into Level 3	626,190	—	98,510	—	724,700
Ending Balance	$666,000	$978,900	$1,995,917	$255,997	$3,896,814

	Senior Floating Rate Interests	Total
Series F (Floating Rate Strategies Series)
Assets:
Beginning Balance	$148,500	$148,500
Purchases	655,766	655,766
Sales, maturities and paydowns	(8,292)	(8,292)
Total change in unrealized gains or losses included in earnings	2,561	2,561
Ending Balance	$798,535	$798,535

	Senior Floating Rate Interests	Common Stocks	Corporate Bonds	Warrants	Total
Series P (High Yield Series)
Assets:
Beginning Balance	$1,700,499	$54	$—	$5	$1,700,558
Purchases	4,026,103	—	1,502,609	—	5,528,712
Sales, maturities and paydowns	(20,896)	—	—	—	(20,896)
Total change in unrealized gains or losses included in earnings	(291,362)	—	7,906	—	(283,456)
Transfers out of Level 3	(1,403,500)	—	—	(5)	(1,403,505)
Ending Balance	$4,010,844	$54	$1,510,515	$—	$5,521,413

	Common Stocks	Total
Series Z ( Alpha Opportunity Series)
Liabilities:
Beginning Balance	$(7,786,654)	$(7,786,654)
Settlements	7,786,654	7,786,654
Ending Balance	$—	$—

164 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

5. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial positions and results of operations.

The following Funds utilized derivatives for the following purposes:

Fund	Index Exposure	Income	Hedge	Duration	Speculation	Leverage	Liquidity
Series A (StylePlus—Large Core Series)	x	—	—	—	—	—	—
Series E (Total Return Bond Series)	—	—	x	x	—	—	—
Series J (StylePlus—Mid Growth Series)	x	—	—	—	—	x	—
Series M (Macro Opportunities Series)	x	—	x	x	—	—	—
Series N (Managed Asset Allocation Series)	x	—	—	—	x	—	—
Series O (All Cap Value Series)	—	x	—	—	—	—	x
Series P (High Yield Series)	—	—	x	—	—	—	—
Series Q (Small Cap Value Series)	—	x	—	—	—	—	x
Series V (Mid Cap Value Series)	—	x	—	—	—	—	x
Series X (StylePlus—Small Growth Series)	x	—	—	—	—	x	—
Series Y (StylePlus—Large Growth Series)	x	—	—	—	—	x	—
Series Z (Alpha Opportunity Series)	x	—	x	—	x	x	—
The following table represents the notional amount of derivative instruments outstanding as an approximate percentage of the Funds’ net assets on a quarterly basis.

	Approximate percentage of Fund’s Net Assets on a quarterly basis
Fund	Long	Short
Series A (StylePlus—Large Core Series)	80%	—
Series E (Total Return Bond Series)	10%	—
Series J (StylePlus—Mid Growth Series)	80%	—
Series M (Macro Opportunities Series)	15%	10%
Series N (Managed Asset Allocation Series)	50%	—*
Series P (High Yield Series)	10%	—
Series X (StylePlus—Small Growth Series)	75%	—
Series Y (StylePlus—Large Growth Series)	80%	—
Series Z (Alpha Opportunity Series)	65%	15%

*	Less than 5%.

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2014:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Interest Rate contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2014:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Currency Contracts*	Swaps Currency Contracts	Futures Interest Rate Contracts*	Swaps Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total Value at December 31, 2014
Series A (StylePlus— Large Core Series)	$—	$654,255	$—	$—	$—	$—	$—	$654,255
Series J (StylePlus— Mid Growth Series)	—	1,307,479	—	—	—	—	—	1,307,479
Series M (Macro Opportunities Series)	—	279,263	—	14,238	—	105,215	151,905	550,621
Series N (Managed Asset Allocation Series)	140,747	—	14,389	—	29,735	—	—	184,871
Series P (High Yield Series)	—	—	—	—	—	—	134,626	134,626
Series X (StylePlus— Small Growth Series)	777	1,372,565	—	—	—	—	—	1,373,342
Series Z (Alpha Opportunity Series)	117,204	150,007	—	—	—	—	—	267,211

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Currency Contracts*	Swaps Currency Contracts	Futures Interest Rate Contracts*	Swaps Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total Value at December 31, 2014
Series A (StylePlus— Large Core Series)	$8,532	$—	$—	$—	$—	$—	$—	$8,532
Series M (Macro Opportunities Series)	—	30,447	—	—	—	149,923	1,990	182,360
Series N (Managed Asset Allocation Series)	97,485	—	—	—	6,470	—	—	103,955
Series Y (StylePlus— Large Growth Series)	10,365	13,543	—	—	—	—	—	23,908

*
Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Equity/Currency/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Equity/Currency/Interest Rate contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

166 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2014:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Futures Interest Rate Contracts	Swaps Interest Rate Contracts	Swaps Currency Contracts	Forward Foreign Currency Exchange Contracts	Options Written Equity Contracts	Options Purchased Equity Contracts	Total
Series A (StylePlus— Large Core Series)	$236,171	$21,219,870	$—	$—	$—	$—	$—	$—	$—	$21,456,041
Series E (Total Return Bond Series)	—	—	—	—	468,194	—	25,757	26,026	(115,258)	404,719
Series J (StylePlus— Mid Growth Series)	117,377	11,783,213	—	—	—	—	—	—	—	11,900,590
Series M (Macro Opportunities Series)	—	89,542	—	—	(68,905)	67,190	86,278	12,142	(110,558)	75,689
Series N (Managed Asset Allocation Series)	971,841	—	36,047	372,346	—	—	—	—	—	1,380,234
Series O (All Cap Value Series)	—	—	—	—	—	—	—	29,068	—	29,068
Series P (High Yield Series)	—	—	—	—	—	—	861,526	—	—	861,526
Series Q (Small Cap Value Series)	—	—	—	—	—	—	—	160,273	—	160,273
Series V (Mid Cap Value Series)	—	—	—	—	—	—	—	227,815	—	227,815
Series X (StylePlus— Small Growth Series)	42,979	140,645	—	—	—	—	—	—	—	183,624
Series Y (StylePlus— Large Growth Series)	113,519	3,016,593	—	—	—	—	—	—	—	3,130,112
Series Z (Alpha Opportunity Series)	441,011	399,583	—	—	—	—	—	—	—	840,594

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Futures Interest Rate Contracts	Swaps Interest Rate Contracts	Swaps Currency Contracts	Forward Foreign Currency Exchange Contracts	Options Written Equity Contracts	Options Purchased Equity Contracts	Total
Series A (StylePlus— Large Core Series)	$(8,532)	$654,255	$—	$—	$—	$—	$—	$—	$—	$645,723
Series E (Total Return Bond Series)	—	—	—	—	(83,700)	—	—	—	—	(83,700)
Series J (StylePlus— Mid Growth Series)	(29,603)	1,307,479	—	—	—	—	—	—	—	1,277,876
Series M (Macro Opportunities Series)	—	(124,749)	—	—	(39,913)	291,923	149,915	(2,825)	24,860	299,211
Series N (Managed Asset Allocation Series)	(667,896)	—	14,773	189,782	—	—	—	—	—	(463,341)
Series O (All Cap Value Series)	—	—	—	—	—	—	—	(26,058)	—	(26,058)
Series P (High Yield Series)	—	—	—	—	—	—	142,588	—	—	142,588
Series Q (Small Cap Value Series)	—	—	—	—	—	—	—	(62,843)	—	(62,843)
Series V (Mid Cap Value Series)	—	—	—	—	—	—	—	(140,750)	—	(140,750)
Series X (StylePlus— Small Growth Series)	(14,984)	1,372,565	—	—	—	—	—	—	—	1,357,581
Series Y (StylePlus— Large Growth Series)	(30,260)	(13,543)	—	—	—	—	—	—	—	(43,803)
Series Z (Alpha Opportunity Series)	61,486	150,007	—	—	—	—	—	—	—	211,493

6. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Series A (StylePlus—Large Core Series)	Swap equity contracts	$654,255	$—	$654,255	$—	$—	$654,255
Series J (StylePlus—Mid Growth Series)	Swap equity contracts	1,307,479	—	1,307,479	—	1,307,479	—
Series M (Macro Opportunities Series)	Swap equity contracts	293,501	—	293,501	43,851	—	249,650
	Forward foreign currency exchange contracts	151,905	—	151,905	1,990	—	149,915
Series P (High Yield Series)	Forward foreign currency exchange contracts	134,626	—	134,626	—	—	134,626
Series X (StylePlus—Small Growth Series)	Swap equity contracts	1,372,565	—	1,372,565	—	1,372,565	—
Series Z (Alpha Opportunity Series)	Swap equity contracts	150,007	—	150,007	—	—	150,007

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Series M (Macro Opportunities Series)	Swap equity contracts	$43,851	$—	$43,851	$43,851	$—	$—
	Forward foreign currency exchange contracts	1,990	—	1,990	1,990	—	—
Series Y (StylePlus—Large Growth Series)	Swap equity contracts	13,543	—	13,543	—	—	13,543

[1]	Exchange-traded futures and centrally cleared swap agreements are excluded from these reported amounts.

168 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

7. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2014, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Series A (StylePlus—Large Core Series)	$8,855,698
Series B (Large Cap Value Series)	10,999,919
Series D (World Equity Income Series)	9,642,392
Series E (Total Return Bond Series)	943,176
Series J (StylePlus—Mid Growth Series)	5,795,514
Series M (Macro Opportunities Series)	166,272
Series N (Managed Asset Allocation Series)	1,559,581
Series O (All Cap Value Series)	6,099,793
Series X (StylePlus—Small Growth Series)	1,455,499
Series Y (StylePlus—Large Growth Series)	1,598,274
Series Z (Alpha Opportunity Series)	780,736

During the year ended December 31, 2014, the Funds declared ordinary and long-term capital gain consent dividends, attributable for the year ended December 31, 2013, as shown below:

Fund	Ordinary Income Consent Dividends	Long-Term Capital Gain Consent Dividends	Total Consent Dividends
Series A (StylePlus—Large Core Series)	$32,049,304	$29,186,762	$61,236,066
Series B (Large Cap Value Series)	2,824,543	18,148,077	20,972,620
Series C (Money Market Series)	—	—	—
Series D (World Equity Income Series)	5,046,941	—	5,046,941
Series E (Total Return Bond Series)	5,070,905	—	5,070,905
Series F (Floating Rate Strategies Series)	1,011,946	—	1,011,946
Series J (StylePlus—Mid Growth Series)	30,315,420	5,649,301	35,964,721
Series M (Macro Opportunities Series)	594,281	—	594,281
Series N (Managed Asset Allocation Series)	120,031	961,653	1,081,684
Series O (All Cap Value Series)	1,318,999	3,850,174	5,169,173
Series P (High Yield Series)	10,064,590	142,710	10,207,300
Series Q (Small Cap Value Series)	1,670,306	12,786,034	14,456,340
Series V (Mid Cap Value Series)	2,030,694	29,302,295	31,332,989
Series X (StylePlus—Small Growth Series)	8,922,281	3,253,287	12,175,568
Series Y (StylePlus—Large Growth Series)	6,938,503	1,705,356	8,643,859
Series Z (Alpha Opportunity Series)	—	228,520	228,520

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 169

NOTES TO FINANCIAL STATEMENTS (continued)

During 2014, the following funds paid out ordinary income dividends:

Fund	Ordinary Income Dividends
Series D (World Equity Income Series)	$7,072
Series O (All Cap Value Series)	1,285
Series Q (Small Cap Value Series)	12,486
Series V (Mid Cap Value Series)	7,631

The tax character of distributable earnings/(accumulated losses) at December 31, 2014, was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ Depreciation	Capital Loss Carryforward
Series A (StylePlus—Large Core Series)	$20,903,046	$2,317,549	$6,033,751	$(26,360,320)
Series B (Large Cap Value Series)	2,928,951	37,933,711	55,245,127	(24,375,653)
Series C (Money Market Series)	—	—	1,185	(151)
Series D (World Equity Income Series)	5,491,407	—	1,796,596	(52,943,811)
Series E (Total Return Bond Series)	2,550,797	—	293,315	(7,580,096)
Series F (Floating Rate Strategies Series)	1,637,353	30,834	(421,651)	—
Series J (StylePlus—Mid Growth Series)	12,182,648	950,337	3,434,504	(20,103,786)
Series M (Macro Opportunities Series)	1,074,342	—	89,339	—
Series N (Managed Asset Allocation Series)	538,173	—	7,464,582	(87,638)
Series O (All Cap Value Series)	1,281,376	16,826,249	27,265,224	(3,643,659)
Series P (High Yield Series)	8,426,705	1,226,164	(3,474,804)	—
Series Q (Small Cap Value Series)	206,481	18,313,694	15,727,974	—
Series V (Mid Cap Value Series)	2,217,910	37,390,224	38,647,687	—
Series X (StylePlus—Small Growth Series)	304,934	109,624	1,844,534	(4,366,496)
Series Y (StylePlus—Large Growth Series)	2,811,784	257,395	725,959	(4,794,823)
Series Z (Alpha Opportunity Series)	—	4,910,631	48,751	(2,342,209)

170 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of December 31, 2014, capital loss carryforwards for the Funds were as follows:

	Expires in	Expires in	Expires in	Unlimited		Total Capital Loss
Fund	2016	2017	2018	Short-Term	Long-Term	Carryforward
Series A (StylePlus—Large Core Series)	$—	$(26,360,320)	$—	$—	$—	$(26,360,320	)*
Series B (Large Cap Value Series)	—	(24,375,653)	—	—	—	(24,375,653	)*
Series C (Money Market Series)	—	—	—	(14)	(137)	(151)
Series D (World Equity Income Series)	(37,093,060)	(15,850,751)	—	—	—	(52,943,811	)*
Series E (Total Return Bond Series)	—	(7,219,940)	(360,156)	—	—	(7,580,096	)*
Series F (Floating Rate Strategies Series)	—	—	—	—	—	—
Series J (StylePlus—Mid Growth Series)	(8,088,868)	(12,014,918)	—	—	—	(20,103,786	)*
Series M (Macro Opportunities Series)	—	—	—	—	—	—
Series N (Managed Asset Allocation Series)	—	(87,638)	—	—	—	(87,638	)*
Series O (All Cap Value Series)	—	(3,643,659)	—	—	—	(3,643,659	)*
Series P (High Yield Series)	—	—	—	—	—	—
Series Q (Small Cap Value Series)	—	—	—	—	—	—
Series V (Mid Cap Value Series)	—	—	—	—	—	—
Series X (StylePlus—Small Growth Series)	(2,910,997)	(1,455,499)	—	—	—	(4,366,496	)*
Series Y (StylePlus—Large Growth Series)	(3,196,549)	(1,598,274)	—	—	—	(4,794,823	)*
Series Z (Alpha Opportunity Series)	(2,342,209)	—	—	—	—	(2,342,209	)*

*
In accordance with section 382 of the Internal Revenue Code, a portion of certain fund losses are subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to consent dividends, wash sales, paydown reclasses, utilization of earnings and profits on shareholder redemptions, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) or Section 1256 contracts for tax purposes. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts that the differences arise. These reclassifications have no effect on net assets or NAV.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 171

NOTES TO FINANCIAL STATEMENTS (continued)

On the Statements of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Series A (StylePlus—Large Core Series)	$61,236,066	$(1,041,307)	$(60,194,759)
Series B (Large Cap Value Series)	20,972,620	(2,824,543)	(18,148,077)
Series C (Money Market Series)	(297,933)	298,070	(137)
Series D (World Equity Income Series)	5,046,940	(5,187,790)	140,850
Series E (Total Return Bond Series)	5,070,906	(4,626,007)	(444,899)
Series F (Floating Rate Strategies Series)	1,011,945	(895,983)	(115,962)
Series J (StylePlus—Mid Growth Series)	35,980,692	(157,443)	(35,823,249)
Series M (Macro Opportunities Series)	594,281	(556,394)	(37,887)
Series N (Managed Asset Allocation Series)	1,081,684	(110,097)	(971,587)
Series O (All Cap Value Series)	5,169,173	(1,267,873)	(3,901,300)
Series P (High Yield Series)	10,207,301	(8,613,141)	(1,594,160)
Series Q (Small Cap Value Series)	14,443,855	(12,265)	(14,431,590)
Series V (Mid Cap Value Series)	31,565,080	(1,829,504)	(29,735,576)
Series X (StylePlus—Small Growth Series)	12,175,765	39,438	(12,215,203)
Series Y (StylePlus—Large Growth Series)	8,643,858	(107,476)	(8,536,382)
Series Z (Alpha Opportunity Series)	96,691	262,302	(358,993)

At December 31, 2014, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Series A (StylePlus—Large Core Series)	$232,251,395	$6,534,724	$(1,155,228)	$5,379,496
Series B (Large Cap Value Series)	218,607,958	61,809,910	(6,564,783)	55,245,127
Series C (Money Market Series)	71,010,530	1,889	(704)	1,185
Series D (World Equity Income Series)	176,199,125	10,344,537	(8,521,885)	1,822,652
Series E (Total Return Bond Series)	133,549,664	2,512,409	(2,219,094)	293,315
Series F (Floating Rate Strategies Series)	45,518,221	257,504	(679,162)	(421,658)
Series J (StylePlus—Mid Growth Series)	161,410,376	3,380,849	(1,253,822)	2,127,027
Series M (Macro Opportunities Series)	32,965,076	324,048	(451,172)	(127,124)
Series N (Managed Asset Allocation Series)	52,291,677	7,767,214	(306,012)	7,461,202
Series O (All Cap Value Series)	119,181,864	31,740,115	(4,474,891)	27,265,224
Series P (High Yield Series)	93,361,128	1,001,090	(4,498,562)	(3,497,472)
Series Q (Small Cap Value Series)	102,291,266	23,382,818	(7,654,844)	15,727,974
Series V (Mid Cap Value Series)	225,924,805	51,789,353	(13,141,666)	38,647,687
Series X (StylePlus—Small Growth Series)	36,497,484	979,010	(507,041)	471,969
Series Y (StylePlus—Large Growth Series)	35,921,801	911,664	(172,162)	739,502
Series Z (Alpha Opportunity Series)	15,190,404	5	(101,261)	(101,256)

172 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

8. Securities Transactions

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Series A (StylePlus—Large Core Series)	$229,118,794	$184,662,281
Series B (Large Cap Value Series)	127,535,618	155,188,300
Series C (Money Market Series)	—	68,166
Series D (World Equity Income Series)	248,734,802	265,425,742
Series E (Total Return Bond Series)	99,967,360	64,157,996
Series F (Floating Rate Strategies Series)	44,453,508	42,911,508
Series J (StylePlus—Mid Growth Series)	174,828,033	142,012,927
Series M (Macro Opportunities Series)	25,692,646	20,065,868
Series N (Managed Asset Allocation Series)	23,475,419	7,197,895
Series O (All Cap Value Series)	71,983,441	87,305,569
Series P (High Yield Series)	110,698,959	145,436,886
Series Q (Small Cap Value Series)	62,988,040	80,988,808
Series V (Mid Cap Value Series)	150,747,847	190,089,426
Series X (StylePlus—Small Growth Series)	38,100,333	33,961,381
Series Y (StylePlus—Large Growth Series)	33,657,953	29,960,439
Series Z (Alpha Opportunity Series)	—	5,353,778

9. Options Written

Information as to options written by the Funds during the year ended December 31, 2014, and options outstanding at year end is provided below:

Call Options Written
	Series E (Total Return Bond Series)		Series M (Macro Opportunities Series)		Series O (All Cap Value Series)		Series Q (Small Cap Value Series)		Series V (Mid Cap Value Series)
Fund	Number of contracts	Premium amount	Number of contracts	Premium amount	Number of contracts	Premium amount	Number of contracts	Premium amount	Number of contracts	Premium amount
Balance at December 31, 2013	—	$—	565	$4,520	86	$29,068	278	$78,923	621	$176,294
Options Written	1,859	26,026	675	19,102	—	—	427	58,810	—	—
Options terminated in closing purchase transactions	—	—	—	—	—	—	—	—	—	—
Options expired	(1,859)	(26,026)	(1,111)	(12,142)	(86)	(29,068)	(705)	(137,733)	(621)	(176,294)
Options exercised	—	—	(129)	(11,480)	—	—	—	—	—	—
Balance at December 31, 2014	—	$—	—	$—	—	$—	—	$—	—	$—

Put Options Written
	Series E (Total Return Bond Series)		Series M (Macro Opportunities Series)		Series O (All Cap Value Series)		Series Q (Small Cap Value Series)		Series V (Mid Cap Value Series)
Fund	Number of contracts	Premium amount	Number of contracts	Premium amount	Number of contracts	Premium amount	Number of contracts	Premium amount	Number of contracts	Premium amount
Balance at December 31, 2013	—	$—	—	$—	—	$—	168	$22,540	384	$51,521
Options Written	—	—	—	—	—	—	—	—	—	—
Options terminated in closing purchase transactions	—	—	—	—	—	—	—	—	—	—
Options expired	—	—	—	—	—	—	(168)	(22,540)	(384)	(51,521)
Options exercised	—	—	—	—	—	—	—	—	—	—
Balance at December 31, 2014	—	$—	—	$—	—	$—	—	$—	—	$—

THE GUGGENHEIM FUNDS ANNUAL REPORT | 173

NOTES TO FINANCIAL STATEMENTS (continued)

10. Affiliated and/or Related Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2014 is available publicly or upon request. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Transactions during the year ended December 31, 2014 in which the portfolio company is an “affiliated person” are as follows:

Affiliated issuers by Fund	Value 12/31/13	Additions	Reductions	Value 12/31/14	Shares 12/31/14	Investment Income	Realized Gain (Loss)	Capital Gain Distributions
Series A (StylePlus—Large Core Series)
Macro Opportunities Fund - Institutional Class	$3,910,920	$150,984	$(4,111,297)	$—	—	$133,605	$(109,126)	$—
Floating Rate Strategies Fund - Institutional Class	4,029,967	134,346	(4,166,148)	—	—	120,843	(36,041)	—
Guggenheim Strategy Fund I	—	50,062,135	(8,300,000)	41,551,695	1,672,774	310,636	(29,633)	—
Guggenheim Strategy Fund II	—	18,099,619	—	18,045,743	726,187	98,919	—	—
Guggenheim Strategy Fund III	—	12,023,072	—	12,011,805	483,567	23,268	—	—
Guggenheim Variable Insurance Strategy Fund III	—	55,818,493	—	55,514,847	2,234,897	565,753	—	—
Guggenheim BulletShares 2017 High Yield Corporate Bond ETF	—	4,407,910	(4,420,546)	—	—	84,677	12,635	—
Guggenheim BulletShares 2016 High Yield Corporate Bond ETF	4,566,380	—	(4,584,869)	—	—	85,903	58,956	—
Guggenheim BulletShares 2015 High Yield Corporate Bond ETF	4,520,464	—	(4,508,548)	—	—	79,623	(14,541)	—
Guggenheim BulletShares 2014 High Yield Corporate Bond ETF	4,509,897	—	(4,488,360)	—	—	—	(32,072)	—
	$21,537,628	$140,696,559	$(34,579,768)	$127,124,090		$1,503,227	$(149,822)	$—

Series E (Total Return Bond Series)
Total Return Bond Fund - Institutional Class	$—	$12,180,481	$—	$12,126,325	449,456	$163,614	$—	$15,906
Limited Duration Fund - Institutional Class	—	5,032,476	(5,015,246)	—	—	32,817	(17,230)	—
Guggenheim Strategy Fund III	—	3,002,374	(2,997,962)	—	—	2,374	(4,412)	—
Guggenheim Variable Insurance Strategy Fund III	—	3,003,786	(2,999,470)	—	—	3,786	(4,315)	—
	$—	$23,219,117	$(11,012,678)	$12,126,325		$202,591	$(25,957)	$15,906

174 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated issuers by Fund	Value 12/31/13	Additions	Reductions	Value 12/31/14	Shares 12/31/14	Investment Income	Realized Gain (Loss)	Capital Gain Distributions
Series J (StylePlus—Mid Growth Series)
Macro Opportunities Fund - Institutional Class	$2,648,534	$102,249	$(2,784,233)	$—	—	$90,479	$(73,902)	$—
Floating Rate Strategies Fund - Institutional Class	2,729,155	90,981	(2,821,379)	—	—	81,836	(24,408)	—
Guggenheim Strategy Fund I	—	38,532,330	(11,500,000)	26,908,165	1,083,259	181,359	(33,109)	—
Guggenheim Strategy Fund II	—	13,080,681	—	13,035,663	524,574	80,176	—	—
Guggenheim Strategy Fund III	—	9,269,354	—	9,259,798	372,778	19,290	—	—
Guggenheim Variable Insurance Strategy Fund III	—	40,920,278	(3,000,000)	37,694,577	1,517,495	418,418	(15,681)	—
Guggenheim BulletShares 2017 High Yield Corporate Bond ETF	—	2,808,506	(2,816,556)	—	—	53,952	8,050	—
Guggenheim BulletShares 2016 High Yield Corporate Bond ETF	3,047,856	—	(3,060,196)	—	—	57,336	38,915	—
Guggenheim BulletShares 2015 High Yield Corporate Bond ETF	3,023,462	—	(3,015,492)	—	—	53,255	(10,012)	—
Guggenheim BulletShares 2014 High Yield Corporate Bond ETF	3,016,377	—	(3,001,972)	—	—	—	(21,530)	—
	$14,465,384	$104,804,379	$(31,999,828)	$86,898,203		$1,036,101	$(131,677)	$—

Series M (Macro Opportunities Series)
Macro Opportunities Fund - Institutional Class	$—	$2,525,489	$(1,001,312)	$1,511,390	56,269	$25,392	$(1,837)	$—
Limited Duration Fund - Institutional Class	—	6,530,866	(1,004,372)	5,512,035	222,170	29,619	400	854
	$—	$9,056,355	$(2,005,684)	$7,023,425		$55,011	$(1,437)	$854

Series N (Managed Asset Allocation Series)
Guggenheim Strategy Fund I	$—	$2,499,037	$(1,080,000)	$1,407,023	56,643	$18,986	$(4,700)	$—
Guggenheim Strategy Fund II	—	3,129,853	—	3,113,649	125,298	29,732	—	—
Guggenheim Strategy Fund III	—	1,128,970	—	1,124,222	45,259	8,914	—	—
Guggenheim Variable Insurance Strategy Fund III	—	14,405,676	(1,850,000)	12,480,958	502,454	145,060	(4,777)	—
	$—	$21,163,536	$(2,930,000)	$18,125,852		$202,692	$(9,477)	$—

Series X (StylePlus —Small Growth Series)
Macro Opportunities Fund - Institutional Class	$717,827	$27,712	$(754,605)	$—	—	$24,522	$(20,030)	$—
Floating Rate Strategies Fund - Institutional Class	739,678	24,659	(764,673)	—	—	22,179	(6,615)	—
Guggenheim Strategy Fund I	—	9,888,108	(4,000,000)	5,862,616	236,015	37,897	(11,058)	—
Guggenheim Strategy Fund II	—	2,710,424	—	2,704,956	108,851	10,319	—	—
Guggenheim Strategy Fund III	—	700,953	—	700,390	28,196	988	—	—
Guggenheim Variable Insurance Strategy Fund III	—	8,583,877	—	8,537,623	343,705	83,456	—	—
Guggenheim BulletShares 2017 High Yield Corporate Bond ETF	—	710,980	(713,018)	—	—	13,658	2,038	—
Guggenheim BulletShares 2016 High Yield Corporate Bond ETF	713,328	—	(716,216)	—	—	13,419	8,661	—
Guggenheim BulletShares 2015 High Yield Corporate Bond ETF	704,314	—	(702,457)	—	—	12,406	(2,639)	—
Guggenheim BulletShares 2014 High Yield Corporate Bond ETF	701,421	—	(698,071)	—	—	—	(5,059)	—
	$3,576,568	$22,646,713	$(8,349,040)	$17,805,585		$218,844	$(34,702)	$—

THE GUGGENHEIM FUNDS ANNUAL REPORT | 175

NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated issuers by Fund	Value 12/31/13	Additions	Reductions	Value 12/31/14	Shares 12/31/14	Investment Income	Realized Gain (Loss)	Capital Gain Distributions
Series Y (StylePlus—Large Growth Series)
Macro Opportunities Fund - Institutional Class	$668,322	$25,801	$(702,563)	$—	—	$22,831	$(18,648)	$—
Floating Rate Strategies Fund - Institutional Class	688,665	22,958	(711,937)	—	—	20,651	(6,159)	—
Guggenheim Strategy Fund I	—	6,939,284	(900,000)	6,012,202	242,037	39,067	(2,046)	—
Guggenheim Strategy Fund II	—	3,011,610	—	3,005,980	120,965	11,493	—	—
Guggenheim Strategy Fund III	—	1,657,243	—	1,653,440	66,564	7,260	—	—
Guggenheim Variable Insurance Strategy Fund III	—	8,076,406	—	8,034,473	323,449	76,009	—	—
Guggenheim BulletShares 2017 High Yield Corporate Bond ETF	—	299,647	(300,506)	—	—	5,756	859	—
Guggenheim BulletShares 2016 High Yield Corporate Bond ETF	780,878	—	(784,040)	—	—	14,690	8,828	—
Guggenheim BulletShares 2015 High Yield Corporate Bond ETF	771,264	—	(769,231)	—	—	13,585	(3,329)	—
Guggenheim BulletShares 2014 High Yield Corporate Bond ETF	776,097	—	(772,391)	—	—	—	(5,734)	—
	$3,685,226	$20,032,949	$(4,940,668)	$18,706,095		$211,342	$(26,229)	$—

11. Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of December 31, 2014. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of December 31, 2014, were as follows:

Borrowers by Fund	Maturity Date	Amount
Series F (Floating Rate Strategies Series)
Eyemart Express	02/15/15	$500,000
Internet Brands	07/08/21	32,549
WR Grace & Co.	02/03/21	20,776
		$553,325

Series P (High Yield Series)
Eyemart Express	02/15/15	$1,200,000
Signode Industrial Group	05/01/19	1,200,000
McGraw-Hill Global Education Holdings LLC	03/22/18	1,000,000
Acosta, Inc.	09/26/19	1,000,000
Advantage Sales & Marketing, Inc.	07/21/19	900,000
BBB Industries, LLC	10/17/19	775,000
Signode Industrial Group US, Inc.	05/01/19	400,000
Intertrust Group	02/15/19	350,000
		$6,825,000

12. Line of Credit

The Trust secured a committed $275,000,000 line of credit from Citibank, N.A. with no set termination date for all the Funds excluding Series C (Money Market Series) and Series Z (Alpha Opportunity Series). This line of credit is reserved for emergency or temporary purposes. Fees related to borrowings, if any, vary under this arrangement between the greater of LIBOR and the Fed Funds rate, plus 1.25%. The Funds did not have any borrowings under this agreement as of or for the year ended December 31, 2014.

176 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

13. Other Liabilities

Series A (StylePlus—Large Core Series) and Series V (Mid Cap Value Series) each wrote put option contracts through Lehman Brothers, Inc. (“Lehman”) that were exercised prior to the option contracts expiration and prior to the bankruptcy filing by Lehman, during September 2008. However, these transactions have not settled and the securities have not been delivered to the Funds as of December 31, 2014.

Although the ultimate resolution of these transactions is uncertain, the Funds have recorded a liability on their respective books equal to the difference between the strike price on the put options and the market prices of the underlying security on the exercise date. The amount of liability recorded by the Funds as of December 31, 2014 was $18,615 for Series A (StylePlus—Large Core Series) and $205,716 for Series V (Mid Cap Value Series).

14. Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended December 31, 2014, the following Funds entered into reverse repurchase agreements:

	Number of Days Outstanding	Balance at December 31, 2014	Average Balance Outstanding	Average Interest Rate
Series E (Total Return Bond Series)	365	$6,896,743	$6,450,636	0.64%
Series M (Macro Opportunities Series)	365	199,668	1,697,020	0.74%
Series P (High Yield Series)	365	12,540,862	14,501,875	0.72%

15. Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board of Trustees:

Fund	Restricted Securities	Acquisition Date	Cost	Value
Series E (Total Return Bond Series)	LSTAR Securities Investment Trust 2014-1
	3.26% due 09/01/21	09/25/14	$1,948,781	$1,950,039
	Cadence Bank North America
	6.25% due 06/28/29	06/06/14	150,000	152,250
	Cadence Financial Corp.
	4.88% due 06/28/19	06/06/14	100,000	100,500
			2,198,781	2,202,789
Series M (Macro Opportunities Series)	Cadence Financial Corp.
	4.88% due 06/28/19	06/06/14	100,000	100,500

Series P (High Yield Series)	Pacific Premier Bancorp, Inc.
	5.75% due 09/03/24	08/25/14	1,250,000	1,275,000
	Travelport, LLC	04/15/13	960,663	849,859
	Odebrecht Off shore Drilling Finance Ltd.
	6.63% due 10/01/22	02/20/14	630,685	559,876
	IronGate Energy Services LLC
	11.00% due 07/01/18	07/10/13	146,299	103,850
			2,987,647	2,788,585

THE GUGGENHEIM FUNDS ANNUAL REPORT | 177

NOTES TO FINANCIAL STATEMENTS (continued)

16. Series Z

As noted in the Fund’s prior shareholder report, the Fund resolved certain outstanding short sale transactions with Lehman Brothers International Europe (“LBIE”) and its administrator in June 2014.

Effective January 28, 2015, the Fund, which had not accepted subscriptions since October 3, 2008, is once again accepting subscriptions for shares from new and existing shareholders.

17. Subsequent Event

Effective January 28, 2015, significant changes to Series Z’s (Alpha Opportunity Series) (the “Fund”) principal investment strategies and portfolio managers were made. In connection with these changes, the Fund also added a second benchmark, the Morningstar Long/Short Equity Category Average. Please note that the performance track record prior to January 28, 2015 related only to the Fund’s former investments, which were materially different from those currently pursued and thus is not indicative of future performance. In addition, the Fund’s Fund Accounting/Administrative Fees were reduced from 0.15% to 0.095% (as a % of Net Assets). For more information, please refer to the Fund’s prospectus, which can be obtained at guggenheiminvestments.com or by calling 800.820.0888.

18. Legal Proceedings

Tribune Company

SBL Fund has been named as a defendant in the case entitled Marc S. Kirscher, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons” action), as a result of the ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the SBL Fund when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiff has alleged that, in connection with the LBO, insiders and shareholders were paid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The plaintiff has asserted claims against certain insiders, shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO.

SBL Fund also has been named as a defendant in one or more of a group of lawsuits filed by a group of Tribune creditors that allege state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”).

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. The SLCFC appeals have been fully briefed, and oral argument took place on November 5, 2014. The Court has not yet issued a decision on the appeals.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

None of these lawsuits allege any wrongdoing on the part of Guggenheim Variable Funds Trust f/k/a SBL Fund. The following series of Guggenheim Variable Funds Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Series A (StylePlus—Large Core Series) f/k/a Series H (Enhanced Index Series), Series N (Managed Asset Allocation Series) and Series O (All Cap Value Series) (the “Funds”). The value of the proceeds received by the foregoing Funds was $158,950, $51,000 and $3,774,000, respectively. At this stage of the proceedings, Guggenheim Variable Funds Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

178 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Lyondell Chemical Company

SBL Fund may be a putative member of the proposed defendant class in Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adversary Proceeding No. 12-1570 (Bankr. S.D.N.Y.) (the “Reichman action”).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

This lawsuit initially was filed in New York Supreme Court, Case No. 653522/2011, on December 19, 2011. On April 25, 2012, it was removed to the United States District Court for the Southern District of New York, Case No. 12-3273, and on April 26, 2012, it was referred to the United States Bankruptcy Court for the Southern District of New York.

On April 7, 2014, the plaintiff filed an Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss all of the Lyondell lawsuits. The Court held an oral argument on the motions to dismiss and on the motion for class certification on January 14, and January 15, 2015. Discovery shall commence in the near future.

This lawsuit does not allege any wrongdoing on the part of Guggenheim Variable Funds Trust f/k/a SBL Fund. The following series of Guggenheim Variable Funds Trust received cash proceeds from the cash out merger in the following amounts: Series N (Managed Asset Allocation Series) - $28,800. At this stage of the proceedings, Guggenheim Variable Funds Trust is not able to make a reliable predication as to the outcome of this lawsuit or the effect, if any, on a Fund’s net asset value.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 179

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Guggenheim Variable Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Series A (StylePlus—Large Core Series), Series B (Large Cap Value Series), Series C (Money Market Series), Series D (World Equity Income Series), Series E (Total Return Bond Series), Series F (Floating Rate Strategies Series), Series J (StylePlus—Mid Growth Series), Series M (Macro Opportunities Series), Series N (Managed Asset Allocation Series), Series O (All Cap Value Series), Series P (High Yield Series), Series Q (Small Cap Value Series), Series V (Mid Cap Value Series), Series X (StylePlus—Small Growth Series), Series Y (StylePlus—Large Growth Series), and Series Z (Alpha Opportunity Series) (sixteen of the series constituting the Guggenheim Variable Funds Trust) (the “Funds”) as of December 31, 2014, and the related statements of operations and cash flows (as applicable) for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agents, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (sixteen of the series constituting the Guggenheim Variable Funds Trust) at December 31, 2014, the results of their operations and their cash flows (as applicable) for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
February 26, 2015

180 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Series D (World Equity Income Series)	19.79%
Series O (All Cap Value Series)	100.00%
Series Q (Small Cap Value Series)	56.23%
Series V (Mid Cap Value Series)	100.00%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Distributor Change

Effective March 3, 2014, Guggenheim Distributors, LLC (“GD”), the distributor for shares of the Funds was consolidated into and with Guggenheim Funds Distributors, LLC (“GFD”). Following the consolidation, GFD serves as the Funds’ distributor.

GD and GFD are both indirect, wholly-owned subsidiaries of Guggenheim Capital, LLC and, therefore, the consolidation will not result in a change of actual control of the Funds’ distributor. The primary goal of the consolidation is to achieve greater operational efficiencies and allow all of the Guggenheim funds, including funds that are not series of the Trusts, to be distributed by a single distributor.

The consolidation is not expected to affect the day-to-day management of the Funds or result in any material changes to the distribution of the Funds, including any changes to the distribution fees paid by the Funds.

Guggenheim Variable Funds Trust

Effective April 30, 2014, the Series, which were series of SBL Fund, reorganized with and into corresponding series of Guggenheim Variable Funds Trust (each, a “Reorganization”). Upon completion of each Reorganization, the respective share classes of each Series assumed the performance, financial and other historical information of those of the corresponding predecessor series.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 181

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	92	Current: Trustee, Purpose, Inc. (2014-present).
Donald A. Chubb, Jr. (1946)	Trustee and Vice Chairman of the Board	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	88	None.
Jerry B. Farley (1946)	Trustee and Vice Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	88	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and President, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	88
Current: Zincore Metals, Inc. (2009-present).

Former: Mercator Minerals Ltd. (2013-2014); First Americas Gold Corp. (2012-2014); Blue Sky Uranium Corp. (2011-2012); Axiom Gold and Silver Corp. (2011-2012); Stratagold Corp. (2003-2009); GFM Resources Ltd. (2005-2010).

Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	88	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).

182 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	94	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee and Vice Chairman of the Contracts Review Committee	Since 1998	Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	88	None.
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	91	Former: Bennett Group of Funds (2011-2013).
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	222	Current: Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 183

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2010
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2014	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).
James Howley (1972)	Assistant Treasurer	Since 2014
Current: Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 1987 (Secretary) Since 2007 (Vice President)
Current: Chief Legal Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Associate, Guggenheim Investments (2012-present). Former: J.D., University of Kansas School of Law (2009-2012).

184 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Alison Santay (1974)	AML Officer	Since 2013
Current: AML Officer, certain other funds in the Fund Complex (2010-present); Director and AML Officer, Rydex Fund Services, LLC (2010-present); AML Officer, Security Investors, LLC (2010-present); Director, Shareholder Risk and Compliance, Rydex Fund Services, LLC (2004-present).

Former: AML Officer, Guggenheim Distributors, LLC (2013-2014).

Kimberly Scott (1974)	Assistant Treasurer	Since 2014
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 185

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

186 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 187

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Item 2.	Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report.  The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Robert B. Karn III, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a)            Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended December 31, 2014 and December 31, 2013 were $323,430 and $$319,400, respectively.

(b)            Audit-Related Fees. The aggregate Audit Related Fees billed by the registrant’s principal accountant for the fiscal years ended December 31, 2014 and December 31, 2013 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub‑investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre‑approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2013 and December 31, 2012 were $36,750 and $35,000, respectively.

(c)            Tax Fees. The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2014 and December 31, 2013 were $68,167 and $71,153, respectively.

(d)            All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2014 and December 31, 2013 were $0 and $0, respectively.

(e)            Audit Committee Pre-Approval Policies and Procedures. The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings.  If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee is authorized to pre-approve the service with full committee approval at the next scheduled meeting.  There shall be no waivers of the pre-approval process.  No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)             Not applicable.

(g)            Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $104,917 and $106,153, respectively.  These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h)            Auditor Independence. All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee.  As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Mangers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)            The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)            The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)            The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)            Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)                    A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Variable Funds Trust

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President and Chief Executive Officer

Date	March 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President and Chief Executive Officer

Date	March 10, 2015

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	March 10, 2015

*	Print the name and title of each signing officer under his or her signature.